         UNDISCOVERED MANAGERS
[LOGO]   ANNUAL REPORT
--------------------------------------------------------------------------------

Undiscovered Managers                                            AUGUST 31, 2001
BEHAVIORAL GROWTH FUND

Undiscovered Managers
BEHAVIORAL VALUE FUND

Undiscovered Managers
REIT FUND

Undiscovered Managers
SPECIAL SMALL CAP FUND

Undiscovered Managers
SMALL CAP VALUE FUND

Undiscovered Managers
HIDDEN VALUE FUND

UM MERGER & ACQUISITION FUND

UM SMALL CAP GROWTH FUND

UM INTERNATIONAL SMALL CAP EQUITY FUND

UM INTERNATIONAL EQUITY FUND

                                                       UNDISCOVERED MANAGERS(TM)


INVESTMENT ADVISER
Undiscovered Managers, LLC
700 North Pearl Street, Suite 1625
Dallas, Texas 75201

DISTRIBUTOR
PFPC Distributors Inc.
3200 Horizon Drive
King of Prussia, Pennsylvania 19406

LEGAL COUNSEL
Ropes & Gray
One International Place
Boston, Massachusetts 02110

TRANSFER AGENT
PFPC Inc.
4400 Computer Drive
Westborough, Massachusetts 01581

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

The report and the financial statements contained herein are submitted for the general information of the shareholders of Undiscovered Managers Funds. The report is not authorized for distribution to prospective investors in Undiscovered Managers Funds unless preceded or accompanied by the current prospectus.

                                                       UNDISCOVERED MANAGERS(TM)

Enclosed please find a copy of Undiscovered Managers Funds fourth annual report, which includes financial statements for the Funds for the year ended August 31, 2001 and includes a list of the securities owned in each of the Funds' portfolios as of August 31, 2001. You will also find commentaries on the Funds by each of their respective sub-advisers, as well as an opinion from the Funds' auditors, Deloitte & Touche LLP.

This past year presented numerous challenges for everyone, and we thank you for your continued interest and participation. If you have any questions about this report or about the Funds, please do not hesitate to call us at (888) 242-3514.

Sincerely,

/s/ MARK P. HURLEY

Mark P. Hurley

BEHAVIORAL GROWTH FUND                                 UNDISCOVERED MANAGERS(TM)
--------------------------------------------------------------------------------

                                    [GRAPH]

The illustration above compares a $10,000 investment made in Institutional Class shares of the Fund on the date of the commencement of investment operations of the Fund to a $10,000 investment made in a benchmark securities index on such date. All index and Fund performance assumes reinvestment of dividends and distributions. Total return information provided for the period beginning with the commencement of investment operations of the Fund through 8/31/01.

Past performance is not predictive of future performance.

Fund performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance of the Fund's Investor Class would have been lower than the Fund's Institutional Class performance shown since the Investor Class has higher expenses than the Institutional Class.

              AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDING 8/31/01

                                                       BEHAVIORAL GROWTH             RUSSELL 2500
                                                             FUND                    GROWTH INDEX
                                                                         ONE YEAR

Institutional Class                                         (49.63)%                 (36.66)%
Investor Class                                              (49.82)%                 (36.66)%

                                                                      SINCE INCEPTION

Institutional Class (Inception date: 12/31/97)                5.69%                    3.69%
Investor Class (Inception date: 7/31/98)                      0.91%                    3.98%

----------

1. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.

2. The Russell 2500 Growth Index is an unmanaged index. An individual cannot invest directly in any index.

Total return information provided for the period beginning with the commencement of investment operations of the Fund through 8/31/01. The total return information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers, LLC, the Adviser. Absent these expense limitations and waivers, performance results would have been lower. The index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.

MANAGEMENT COMMENTARY                                  UNDISCOVERED MANAGERS(TM)


The Behavioral Growth Fund underperformed relative to its benchmark, the Russell 2500 Growth Index, during the fiscal year ending August 31, 2001. Over this period, the Fund's Institutional Class returned -49.63% while the Russell 2500 Growth Index posted a return of -36.66%.

The Fund's underperformance actually began in the second quarter of calendar year 2000 with the peaking of the stock market, specifically the NASDAQ, and occurred in three basic areas.

The first was related to stock performance in the commercial services sector. This was specific to two stocks, TMP Worldwide (TMPW) and Wireless Facilities
(WFII). TMP Worldwide (TMPW) declined while earnings continued to surprise and the company experienced strong growth in sales and earnings. This was a classic example of the P/E multiple contraction that occurred over the past year in growth stocks. Wireless Facilities (WFII) experienced a similar contraction and finally reported an earnings disappointment. The Fund then sold the stocks.

The second reason the Fund underperformed was due to the performance of stocks in the retail trade sector in general.

A third reason for underperformance was the Fund's lack of exposure to financial stocks. The average weight of the finance sector in the benchmark during the past fiscal year was 7%, and the Fund had no exposure to this sector. In addition, this sector outperformed the benchmark accounting for approximately 3% of the Fund's underperformance.

The Fund's sub-adviser continues to find stocks based on earnings surprises but the market, for the past year and a half, has not been paying for expectations - hurting growth stocks in general.

BEHAVIORAL VALUE FUND                                  UNDISCOVERED MANAGERS(TM)
--------------------------------------------------------------------------------

                                    [GRAPH]

The illustration above compares a $10,000 investment made in Institutional Class shares of the Fund on the date of the commencement of investment operations of the Fund to a $10,000 investment made in a benchmark securities index on such date. All index and Fund performance assumes reinvestment of dividends and distributions. Total return information provided for the period beginning with the commencement of investment operations of the Fund through 8/31/01.

Past performance is not predictive of future performance.

Fund performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


              AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDING 8/31/01


                                                       BEHAVIORAL VALUE                 RUSSELL 2000
                                                              FUND                       VALUE INDEX
                                                                          ONE YEAR
Institutional Class                                          7.03%                          18.04%

                                                                       SINCE INCEPTION

Institutional Class (Inception date: 12/28/98)               23.53%                         12.60%

----------

1. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.

2. The Russell 2000 Value Index is an unmanaged index. An individual cannot invest directly in any index.

Total return information provided for the period beginning with the commencement of investment operations of the Fund through 8/31/01. The total return information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers, LLC, the Adviser. Absent these expense limitations and waivers, performance results would have been lower. The index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.

MANAGEMENT COMMENTARY                                  UNDISCOVERED MANAGERS(TM)



Over the fiscal year ended August 31, 2001, the Behavioral Value Fund returned 7.03% compared to its benchmark, the Russell 2000 Value Index, which posted 18.04% over the same period. This is primarily the result of the fourth quarter of calendar 2000, which showed overall poor performance. The longer-term performance, however, continues to be well ahead of the benchmark, with annualized returns since inception of 23.53%.

One factor which penalized the Fund relative to the benchmark is the larger positions held by the Fund in economically sensitive sectors such as Retail and Consumer Cyclicals. In addition, the Fund does not typically invest in two defensive sectors, REITs and utilities, which outperformed the Index during the 4th quarter of calendar 2000, a period in which the market perceived the economy was moving into a recession.

PURCHASES

Pinnacle Entertainment (PNK) - This stock was bought due to the company's efforts to reduce operating costs and restructure its operations to respond to a more challenging competitive environment in its local gaming markets. In addition, the company has opportunities that may result from potentially being awarded the final riverboat gaming license in Louisiana.

WatchGuard Technologies (WGRD) - This stock was bought as a result of both the company's expense reduction efforts and new product introductions in the enterprise security market.

SALES

America West Airlines (AWA) - This position was sold opportunistically as a result of the deteriorating operating environment for airlines and the resulting impact on its balance sheet.

REIT FUND                                                DISCOVERED MANAGERS(TM)
--------------------------------------------------------------------------------

                                    [GRAPH]


The illustration above compares a $10,000 investment made in Institutional Class shares of the Fund on the date of the commencement of investment operations of the Fund to a $10,000 investment made in a benchmark securities index on such date. All index and Fund performance assumes reinvestment of dividends and distributions. Total return information provided for the period beginning with the commencement of investment operations of the Fund through 8/31/01.

Past performance is not predictive of future performance.

Fund performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance of the Fund's Investor Class would have been lower than the Fund's Institutional Class performance shown since the Investor Class has higher expenses than the Institutional Class.


              AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDING 8/31/01


                                             REIT FUND                         MORGAN STANLEY REIT INDEX
                                                                 ONE YEAR
Institutional Class                           19.83%                                      19.84%
Investor Class                                19.39%                                      19.84%
                                                               SINCE INCEPTION

Institutional Class (Inception date: 1/1/98)   7.17%                                       3.30%
Investor Class (Inception date: 3/24/99)      19.33%                                      16.78%

----------

1. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.

2. The Morgan Stanley REIT Index is an unmanaged index. An individual cannot invest directly in any index.

Total return information provided for the period beginning with the commencement of investment operations of the Fund through 8/31/01. The total return information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers, LLC, the Adviser. Absent these expense limitations and waivers, performance results would have been lower. The index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.

MANAGEMENT COMMENTARY                                  UNDISCOVERED MANAGERS(TM)


The U.S. economy began to slow in 2000 and continued to decline through the end of the August 31, 2001 fiscal year. This was caused, in large part, by increasing cutbacks in business capital expenditures and accelerating layoffs. The weaker economy has, of course, affected real estate. Demand for "space," whether it be offices, apartments or mall locations, has been contracting; this has resulted in lower occupancy rates and flat (and, in some cases, declining) rental rates. While this has naturally caused a slowdown in the rate of growth of REIT cash flows, commercial real estate has not been impacted as much as most other industries in the U.S. economy. Furthermore, a decline in interest rates helped REIT organizations offset some of the weakness in the commercial real estate markets.

The REIT Fund's Institutional Class delivered a strong positive return of 19.83% during the past fiscal year. REIT shares in general have performed well during this period, due to their predictable, relatively stable and modestly rising cash flows despite a weakening economy. These strengths have become more visible when compared to other sectors of the equities market. Furthermore, REIT stocks' high dividend yields have attracted new investors to the REIT industry, particularly as capital gains no longer are viewed as a "slam dunk." The Fund virtually matched its benchmark, the Morgan Stanley REIT Index, which rose 19.84% during the fiscal year.

PURCHASES

Simon Property Group (SPG) - Simon is by far the largest mall REIT, with an equity market cap of over $6 billion. Throughout most of the year, the Fund's sub-adviser believed that the consumer would lead a recovery in the U.S. economy, and that Simon would be an obvious beneficiary of this.

Alexandria Real Estate Equities (ARE) and Manufactured Home Communities (MHC) - During the fiscal year the Fund made substantial additions to its positions in Alexandria Real Estate and Manufactured Home Communities. The Fund's sub-adviser believes that both companies own assets that are highly resistant to economic contractions.

SALES

Starwood Hotels & Resorts Worldwide (HOT), Host Marriott Corp. (HMT) and LaSalle Hotel Properties (LHO) - At the end of the previous fiscal year, the Fund owned a combined position in these three hotel companies representing 6.2% of net assets. During the fiscal year, the Fund lightened up on this sector considerably, eventually selling all its positions in September 2001. It determined that the hotel industry would struggle throughout 2001 and even into next year, due to substantial cutbacks in corporate travel and convention budgets, as well as a more conservative spending posture by consumers. The sub-adviser's cautious view turned outright negative following the September 11 terrorist attacks and, given the operating and financial leverage of this industry, coupled with a complete lack of long-term leases, earnings visibility has become very poor. The Fund's sub-adviser determined that it would be prudent to stand aside until it could get a better handle on future business conditions for the hotel industry.

SPECIAL SMALL CAP FUND                                 UNDISCOVERED MANAGERS(TM)
--------------------------------------------------------------------------------

                                    [GRAPH]

The illustration above compares a $10,000 investment made in Institutional Class shares of the Fund on the date of the commencement of investment operations of the Fund to a $10,000 investment made in a benchmark securities index on such date. All index and Fund performance assumes reinvestment of dividends and distributions. Total return information provided for the period beginning with the commencement of investment operations of the Fund through 8/31/01.

Past performance is not predictive of future performance.

Fund performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

              AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDING 8/31/01



                                                         SPECIAL SMALL               RUSSELL 2000
                                                            CAP FUND                     INDEX
                                                                        ONE YEAR
Institutional Class                                          15.43%                     (11.63)%
                                                                     SINCE INCEPTION

Institutional Class (Inception date: 12/30/97)                7.44%                       3.83%

----------

1. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.

2. The Russell 2000 Index is an unmanaged index. An individual cannot invest directly in any index.

Total return information provided for the period beginning with the commencement of investment operations of the Fund through 8/31/01. The total return information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers, LLC, the Adviser. Absent these expense limitations and waivers, performance results would have been lower. The index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.

MANAGEMENT COMMENTARY                                  UNDISCOVERED MANAGERS(TM)

The Special Small Cap Fund had a strong year, gaining 15.43% versus a loss of -11.63% for the Russell 2000 Index, and much larger losses for both the S&P 500 and the NASDAQ indices. This was slightly behind the 18.04% gain for the Russell 2000 Value Index, not surprising given that the Fund's stocks typically have below-average volatility. Small cap value was one of the best sectors over the past 12 months.

The portfolio's best performing stocks were an eclectic mix with no industry or sector themes: Octel Corp., Sterling Bancorp, and Wolverine World Wide. Leveraged companies in the industrial sector such as Tenneco Automotive and U.S. Industries were the Fund's worst performers. The sub-adviser continues to invest in companies where the interests of management and shareholders are closely aligned.

PURCHASES

USFreightways (USFC) - This well-managed group of regional trucking firms has been particularly hard hit by economic softness in the industrial Midwest. Management is streamlining operations to permit a sharp earnings recovery when the economy strengthens. A share repurchase program is in place.

Zale Corp. (ZLC) - The nation's largest specialty jewelry retailer experienced merchandising problems during the last holiday season and replaced its CEO. The company chairman reassumed the CEO position and is putting policies in place that should stabilize earnings, even in a difficult economic environment. Zale generates substantial excess cash flow and is repurchasing its shares.

Massey Energy (MEE) - The Fund increased its position in this recent Fluor Corp. spin-off when the stock declined sharply in reaction to rapidly changing sentiment toward energy producers. The sub-adviser believes this Appalachian coal producer is well-positioned to benefit from the long-term trend in coal consumption, and 2002 results will begin reflecting higher contract prices with utilities.

SALES

MagneTek, Inc. (MAG) - Through a series of divestitures and acquisitions, MagneTek has changed substantially from the company in which the Fund initially invested. MagneTek's most recent acquisition included issuance of stock, triggering the Fund's sell discipline.

Horace Mann Educators (HMN) - A new management team discontinued the company's buyback program and directed cash flow toward "growth opportunities".

Tanger Factory Outlet Centers (SKT) - Management never followed through on its initial buyback announcement, repurchasing only a token number of shares. With fundamentals deteriorating slightly and future cash flow being directed toward renovation projects, the Fund's sub-adviser decided to sell its position.

SMALL CAP VALUE FUND                                   UNDISCOVERED MANAGERS(TM)
--------------------------------------------------------------------------------

                                    [GRAPH]

The illustration above compares a $10,000 investment made in Institutional Class shares of the Fund on the date of the commencement of investment operations of the Fund to a $10,000 investment made in a benchmark securities index on such date. All index and Fund performance assumes reinvestment of dividends and distributions. Total return information provided for the period beginning with the commencement of investment operations of the Fund through 8/31/01.

Past performance is not predictive of future performance.

Fund performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance of the Fund's Investor Class would have been lower than the Fund's Institutional Class performance shown since the Investor Class has higher expenses than the Institutional Class.

              AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDING 8/31/01


                                                           SMALL CAP                     RUSSELL 2000
                                                           VALUE FUND                     VALUE INDEX
                                                                           ONE YEAR

Institutional Class                                          24.37%                        18.04%
Investor Class                                               23.94%                        18.04%
                                                                        SINCE INCEPTION

Institutional Class (Inception date: 12/30/97)               12.05%                         6.57%
Investor Class (Inception date: 7/31/98)                     11.46%                         7.91%

----------

1. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.

2. The Russell 2000 Value Index is an unmanaged index. An individual cannot invest directly in any index.

Total return information provided for the period beginning with the commencement of investment operations of the Fund through 8/31/01. The total return information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers, LLC, the Adviser. Absent these expense limitations and waivers, performance results would have been lower. The index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.

MANAGEMENT COMMENTARY                                  UNDISCOVERED MANAGERS(TM)

There was, of course, only one big story in the third quarter of this calendar year. The terrorist attacks on the World Trade Center and the Pentagon have pushed a teetering American economy definitively into recession. In the aftermath of September 11, the nation's airlines have been crippled and the travel and entertainment industries are reeling. Layoffs are mounting, with over 100,000 jobs lost in the airline industry alone, an estimated 108,500 in the New York City area, and probably a larger number in the hotel and restaurant industries. The Blue Chip Review estimates the loss of nearly 2.5 million jobs in total as the result of the attack. In addition, the resulting loss of consumer confidence is already causing a ripple effect at automobile companies and parts suppliers, housing companies, durable goods manufacturers and retailers.

But lost in the fog of depression in the aftermath of the tragedy is the fact the U.S. economy was probably in recession before September 11. Industrial production peaked in September 2000 and has declined steadily since. Consumer confidence (as measured by the Survey Research Center at the University of Michigan) has dropped to its lowest level since 1993. Manufacturing and trade sales peaked last summer and have declined 2% since. Over 1.5 million people had already been laid off through August. The stock market's behavior reflected those poor business fundamentals. The S&P 500 Index, for example, had dropped -0.98% in July and another -6.26% in August, almost as much as the decline of -8.07% in September.

During the fiscal year ended August 31, 2001, the Small Cap Value Fund's Institutional Class returned 24.37%, outperforming the Russell 2000 Value Index, which returned 18.04%. There were two primary reasons for the outperformance: stock selection, particularly in underperforming sectors such as technology, and a large overweighting in the consumer sector, which was the best performing sector.

PURCHASES

Journal Register Co. (JRC) - This acquisition-driven company is the largest independent operator of small daily newspapers in the United States and has shown strong growth despite operating in the mature newspaper market. Also, the stock sells at only 7 times cash operating earnings, while the industry average cash multiple is 9 times, so that the stock has a 20% discount to its peers.

Longs Drug Stores Corp. (LDG) - This company is a major operator of large pharmacies primarily in northern California. After years of poor operating performance, Longs has recently made management changes that have produced dramatically improved results. At the time of purchase, Longs was at only 13 times earnings. For comparison, industry leader Walgreen's is at 28 times earnings. Also, Longs would be an attractive takeover target for several larger competitors.

SALES

SJNB Financial Corp. (SJNB) - This stock was sold due to a takeover by Greater Bay Bancorp at a substantial premium.

Interpublic Group of Companies Inc. (IPG) - This stock was sold as corporate activity caused its market cap to rise above the target for the Fund.

HIDDEN VALUE FUND                                      UNDISCOVERED MANAGERS(TM)
--------------------------------------------------------------------------------

                                    [GRAPH]

The illustration above compares a $10,000 investment made in Institutional Class shares of the Fund on the date of the commencement of investment operations of the Fund to a $10,000 investment made in a benchmark securities index on such date. All index and Fund performance assumes reinvestment of dividends and distributions. Total return information provided for the period beginning with the commencement of investment operations of the Fund through 8/31/01.

Past performance is not predictive of future performance.

Fund performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

             AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDING 8/31/01


                                                         HIDDEN VALUE                     RUSSELL MIDCAP
                                                            FUND                           VALUE INDEX
                                                                            ONE YEAR

Institutional Class                                          10.99%                         11.57%
                                                                         SINCE INCEPTION

Institutional Class (Inception date: 12/31/97)                4.98%                          6.76%

----------

1. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.

2. The Russell Midcap Value Index is an unmanaged index. An individual cannot invest directly in any index.

Total return information provided for the period beginning with the commencement of investment operations of the Fund through 8/31/01. Total return information provided for the period beginning with the commencement of investment operations of the Fund through 8/31/01. The total return information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers, LLC, the Adviser. Absent these expense limitations and waivers, performance results would have been lower. The index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.

MANAGEMENT COMMENTARY                                  UNDISCOVERED MANAGERS(TM)


There was, of course, only one big story in the third quarter of this calendar year. The terrorist attacks on the World Trade Center and the Pentagon have pushed a teetering American economy definitively into recession. In the aftermath of September 11, the nation's airlines have been crippled and the travel and entertainment industries are reeling. Layoffs are mounting, with over 100,000 jobs lost in the airline industry alone, an estimated 108,500 in the New York City area, and probably a larger number in the hotel and restaurant industries. The Blue Chip Review estimates the loss of nearly 2.5 million jobs in total as the result of the attack. In addition, the resulting loss of consumer confidence is already causing a ripple effect at automobile companies and parts suppliers, housing companies, durable goods manufacturers and retailers.

But lost in the fog of depression in the aftermath of the tragedy is the fact the U.S. economy was probably in recession before September 11. Industrial production peaked in September 2000 and has declined steadily since. Consumer confidence (as measured by the Survey Research Center at the University of Michigan) has dropped to its lowest level since 1993. Manufacturing and trade sales peaked last summer and have declined 2% since. Over 1.5 million people had already been laid off through August. The stock market's behavior reflected those poor business fundamentals. The S&P 500 Index, for example, had dropped -0.98% in July and another -6.26% in August, almost as much as the decline of -8.07% in September.

During the fiscal year ended August 31, 2001, the Hidden Value Fund returned 10.99% while its benchmark, the Russell Midcap Value Index, returned 11.57%. The main reason for the underperformance is an overweighting in the technology sector, which was somewhat offset by stock selection in other sectors.

PURCHASES

Bemis Co. Inc. (BMS) - Bemis makes a broad line of flexible packaging materials (about three-fourths of its sales), including polymer films, barrier laminates, polyethylene, and paper-bag packaging. It also produces specialty-coated goods and graphics products ranging from label items and pressure-sensitive papers to graphic films. Its primary market is the food industry, which is relatively insensitive to the general economic cycle, providing a stable earnings stream.

Maytag Corp. (MYG) - Maytag is the third largest appliance manufacturer in the US. It has a strong market position in the high-end washer and dryer sector across the United States and Canada, and sells floor care products and vending machines. Brand names include Maytag, Jenn-Air, Hoover and Magic Chef. Like any other cyclical companies, the weak economy is taking a toll on Maytag, which was selling at 10 times depressed earnings when we bought it. The market has overlooked the earnings potential Maytag will have once the economy turns, especially from the acquisition of Amana, which dominates the high-end refrigerator market in US.

SALES

BJ's Wholesale Club Inc. (BJ) and Moody's Corp. (MCO) - These stocks were sold because their prices reached our sales target.

MERGER & ACQUISITION FUND                              UNDISCOVERED MANAGERS(TM)
--------------------------------------------------------------------------------

                                    [GRAPH]

The illustration above compares a $10,000 investment made in Institutional Class shares of the Fund on the date of the commencement of investment operations of the Fund to a $10,000 investment made in a benchmark securities index on such date. All index and Fund performance assumes reinvestment of dividends and distributions. Total return information provided for the period beginning with the commencement of investment operations of the Fund through 8/31/01.

Past performance is not predictive of future performance.

Fund performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                     TOTAL RETURN FOR PERIOD ENDING 8/31/01


                                                        MERGER & ACQUISITION                       S&P 500
                                                               FUND                                 INDEX
                                                                             SINCE INCEPTION

Institutional Class (Inception date: 10/2/00)                  7.46%                               (20.17%)

----------

1. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.

2. The S&P 500 Index is an unmanaged index. An individual cannot invest directly in any index.

Total return information provided for the period beginning with the commencement of investment operations of the Fund through 8/31/01. The total return information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For periods less than one year, the total return information has not been annualized. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers, LLC, the Adviser. Absent these expense limitations and waivers, performance results would have been lower. The index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.

MANAGEMENT COMMENTARY                                  UNDISCOVERED MANAGERS(TM)

The most important economic event in the past year was the recession-like condition in the industrial sector of the economy. This led to a large drop in spending by businesses on capital goods and new technology, producing dramatic outperformance by consumer and financial stocks while technology stocks underperformed substantially.

Since inception in October 2000, the Merger & Acquisition Fund has significantly outperformed the S&P 500 Index, returning 7.46% compared to the Index's -20.17%. In large measure, the outperformance has resulted from the fact that a significant proportion of the acquisitions in which the Fund was involved (by holding the acquiree's stock) were cash acquisitions, where the rate of return was independent of the broad stock market. This, combined with the fact that the S&P 500 Index declined during the period, was the most important factor in the strong relative performance. In addition, the Fund outperformed the index in 3 out of 4 months in which the S&P 500 Index showed a positive return, since careful valuation work on the targets enabled the Fund's sub-adviser to select acquirees which, in several cases, attracted higher subsequent offers.

PURCHASES

Hovnanian Enterprises Inc. (HOV) and Washington Homes (WHI) - Hovnanian is the largest homebuilder in New Jersey. In August 2000, it agreed to buy Washington Homes, a smaller homebuilder headquartered in Landover, Maryland. Unlike most mergers, this one made good strategic sense, since the combined company would have the largest market share in North Carolina and the second largest in Washington, D.C. The deal gave shareholders of WHI the choice of $10.08 in cash or 1.39 shares in HOV. On October 2, 2000 the Fund purchased WHI for $7.88 each. At that time HOV had trailing 12 months earnings of $1.58/share, and was trading at $7.28, giving it a price-to-earnings ratio of only 4.6. The acquiror's stock was, in the sub-adviser's opinion, undervalued. But in the event that the deal broke, since WHI had a trailing P/E of only 4.4, the Fund's sub-adviser felt that there was negligible risk on the downside. The sub-adviser opted for stock in HOV, which at the time of closing had a market value of $11.76.

Danaher Corp. (DHR) and Microtest - Danaher, a diversified manufacturer of tools, components and controls, announced in June 2000 that it would acquire Microtest, a developer of network test and measurement products, which was complementary to its John Fluke division, for $8.15 in cash. The deal size was small ($74 million) and friendly. The Fund purchased Microtest on June 20, 2001 for $7.99/share. The deal closed on July 31, 2001 at the announced price. The Fund accepted the tender offer. The Fund's return on this stock was a little over 2% in this 40 day period.

SMALL CAP GROWTH FUND                                  UNDISCOVERED MANAGERS(TM)
--------------------------------------------------------------------------------

                                    [GRAPH]

The illustration above compares a $10,000 investment made in Institutional Class shares of the Fund on the date of the commencement of investment operations of the Fund to a $10,000 investment made in a benchmark securities index on such date. All index and Fund performance assumes reinvestment of dividends and distributions. Total return information provided for the period beginning with the commencement of investment operations of the Fund through 8/31/01.

Past performance is not predictive of future performance.

Fund performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                     TOTAL RETURN FOR PERIOD ENDING 8/31/01


                                                       SMALL CAP                     RUSSELL 2000
                                                      GROWTH FUND                    GROWTH INDEX
                                                                    SINCE INCEPTION

Institutional Class (Inception date: 10/2/00)          (31.12%)                        (31.54%)

----------

1. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.

2. The Russell 2000 Growth Index is an unmanaged index. An individual cannot invest directly in any index.

Total return information provided for the period beginning with the commencement of investment operations of the Fund through 8/31/01. The total return information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For periods less than one year, the total return information has not been annualized. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers, LLC, the Adviser. Absent these expense limitations and waivers, performance results would have been lower. The index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.

MANAGEMENT COMMENTARY                                  UNDISCOVERED MANAGERS(TM)

During the fiscal year ended August 31, 2001, the Small Cap Growth Fund outperformed its benchmark, the Russell 2000 Growth Index, posting total returns of -31.12% compared to the Index's returns of -31.54%. Market volatility was very high during the period, particularly during the Fund's first two months of operation when small cap growth stocks lost nearly 25% on average. Uncertainty in the market continued through the first half of 2001, as earnings announcements and economic conditions worsened. Despite the best efforts of a committed Federal Reserve Board and seven interest rate cuts totaling 3%, a recession seemed imminent throughout the period. The negative performance of the Fund was similar to that of its benchmark which participated in the marketplace correction during the period. Technology stocks led the way, losing over 65% of their value in the Russell 2000 Growth Index since the Funds inception on October 2, 2000. While the Fund's technology stocks outperformed those of the benchmark by over 10 percentage points during the same period exposure to this sector subtracted the most from the overall performance of the Fund.

With the softening economy and resultant correction in the market, valuations have become fundamentally attractive, particularly in technology, healthcare and consumer discretionary sectors. The Fund's sub-adviser continues to look for companies in these areas and others that are growing their target markets, attracting talented employees, and executing their business plans, while maintaining a healthy balance sheet to weather the uncertainty in the market and the economy as a whole.

PURCHASES

Red Hat (RHAT) - This leading developer and provider of open source software products and services reached an attractive valuation while continuing to show strength in market share and revenue growth.

Polycom, Inc. (PLCM) - This leading manufacturer and marketer of communications equipment also reached an attractive valuation while continuing to show strength in market share and revenue growth.

SALES

FEI Company - The Fund realized significant gains in FEI during the period, continuing its overall reduction in semi-conductor capital equipment exposure. While an economic recovery may be underway, the Fund's sub-adviser believes this group will lag the performance of industries providing products and services to the consumer.

Pixelworks, Inc. - After doubling and then tripling in market price during the period, the Fund took the opportunity to trim its position.

INTERNATIONAL SMALL CAP                                UNDISCOVERED MANAGERS(TM)
--------------------------------------------------------------------------------
EQUITY FUND

                                    [GRAPH]

The illustration above compares a $10,000 investment made in Institutional Class shares of the Fund on the date of the commencement of investment operations of the Fund to a $10,000 investment made in a benchmark securities index. All index and Fund performance assumes reinvestment of dividends and distributions. Total return information provided with respect to the Fund for the period beginning with the commencement of the Fund's investment operations on 12/30/98 through 8/31/01 and with respect to the index for the period beginning on 1/1/99 through 8/31/01.

Past performance is not predictive of future performance.

Fund performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

              AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDING 8/31/01



                                                INTERNATIONAL SMALL                MSCI EAFE SMALL
                                                  CAP EQUITY FUND                     CAP INDEX
                                                                     ONE YEAR

Institutional Class                                  (44.94)%                        (16.21)%
With 1.00% redemption fee(1)                         (45.46)%                        (16.21)%
                                                                 SINCE INCEPTION

Institutional Class (Inception date: 12/30/98)*        1.64%                           1.86%
With 1.00% redemption fee(1)                           1.26%                           1.86%

(1)Includes 1.00% redemption fee for shares sold in less than one year.

----------

1. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.

2. The MSCI~EAFE Small Cap Index is an unmanaged index. An individual cannot invest directly in any index.

*Total return information provided with respect to the Fund for the period beginning with the commencement of the Fund's investment operations on 12/30/98 through 8/31/01 and with respect to the index for the period beginning on 1/1/99 through 8/31/01. The total return information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers, LLC, the Adviser. Absent these expense limitations and waivers, performance results would have been lower. The index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.

MANAGEMENT COMMENTARY                                  UNDISCOVERED MANAGERS(TM)

Developments this year were influenced by a number of events and the continued worldwide decline in equity markets. The year opened with economic data clearly pointing to an economic slowdown and increasing risk premiums in the European markets. Asian volatility was the dominating characteristic in the Far Eastern markets following the lead set by the NASDAQ. The Japanese trade surplus was down 40% as exports declined more than expected and imports increased more than expected. Worries about bankruptcies in the construction sector contributed to an overall weakness in Japanese equities.

Entering 2001, markets were impacted by a surprise U.S. rate cut of 50 basis points as concerns about economic trends in the U.S., earnings announcements and short-term earnings expectations prompted action by the Federal Reserve Board. Economic data in the U.S. reflected a continued decline in industrial sales, notably in cars and PCs. Consumer data painted a mixed picture of property market stability coupled with a sustained decline in both demand for consumer durables and consumer confidence. Earnings announcements within the capital goods sector were mixed and inflation numbers continued to move lower. European economic data pointed to lower growth and lower inflation, while data in Japan continued to reflect a slowdown.

The Fund's underperformance for the fiscal year can be partly attributed to its underweight in materials and overweight in technology. Macroeconomic deterioration has put pressure on companies, specifically in the technology sector, as capital expenditures have declined considerably. Defensive stocks, such as those in the materials sector, have performed relatively well in this period of macroeconomic deterioration, and the Fund's underweight in this sector has also contributed to the underperformance. Despite the underperformance during this past year, however, the Fund is still outperforming its benchmark since inception.

During the past year, the technology related themes have been the poorest performers - specifically Mastering Information, Global Data Traffic and B2B Portals and Procurement. The top performing themes were Deregulation and Education.

PURCHASES

AWD Holding AG (Germany) - As European governments are forced to deal with under-funded pension plans, individuals will be forced to take some, if not all, of the burden of planning for their own retirement. This will send many of them to financial professionals. AWD plans to capitalize on this growing trend, as the company provides independent financial advice to individuals concerning life insurance, real-estate services, mutual funds and health insurance. The company operates through a network of consultants and offers only third-party products. Revenues are generated from commissions paid to AWD Holding by the product providers.

Bandai Co. Ltd. (Japan) - Bandai is a producer of toys and entertainment software and consoles, whose product line includes character goods, video games, portable games, and stuffed animals. The company is one of the most successful content providers for downloadable characters via the internet and sells subscriptions at a flat rate per month. Embedded within Bandai's business model and culture is the continuing search for new content and characters. Competition within the global and Japanese toy markets is fierce. However, Bandai has an edge in interactive content creation compared to its peers. Additionally, Bandai seeks ventures with companies such as Mattel, which licenses characters to Bandai in Japan and Latin America. The company is creating barriers to competition by shifting from traditional item-by-item revenue to subscription based content services.

Grupo Auxiliar Metalurgico (Spain) - The company is the leading Spanish wind turbine producer and the second largest in the world. Grupo has 11 sites in Spain producing blades, towers and turbines, with a very strong contract base in the Spanish wind farm area. The Spanish market is the third largest with 13% of world capacity (Germany leads with 32%, the U.S. has 18%). Production is centered on wind turbine areas and has a very low cost base, especially relative to the firm's large competitors.

INTERNATIONAL EQUITY FUND                              UNDISCOVERED MANAGERS(TM)
--------------------------------------------------------------------------------

                                    [GRAPH]

The illustration above compares a $10,000 investment made in Institutional Class shares of the Fund on the date of the commencement of investment operations of the Fund to a $10,000 investment made in a benchmark securities index. All index and Fund performance assumes reinvestment of dividends and distributions. Total return information provided with respect to the Fund for the period beginning with the commencement of the Fund's investment operations on 12/30/98 through 8/31/01 and with respect to the index for the period beginning on 1/1/99 through 8/31/01.

Past performance is not predictive of future performance.

Fund performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

              AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDING 8/31/01


                                                  INTERNATIONAL                     MSCI EAFE
                                                   EQUITY FUND                        INDEX
                                                                     ONE YEAR

Institutional Class                                   (31.20)%                       (24.48)%
                                                                  SINCE INCEPTION

Institutional Class (Inception date: 12/30/98)*        (0.10)%                        (4.23)%

----------

1. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.

2. The MSCI~EAFE Index is an unmanaged index. An individual cannot invest directly in any index.

*Total return information provided with respect to the Fund for the period beginning with the commencement of the Fund's investment operations on 12/30/98 through 8/31/01 and with respect to the index for the period beginning on 1/1/99 through 8/31/01. The total return information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers, LLC, the Adviser. Absent these expense limitations and waivers, performance results would have been lower. The index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.

MANAGEMENT COMMENTARY                                  UNDISCOVERED MANAGERS(TM)


Developments this year were influenced by a number of events and the continued worldwide decline in equity markets. The year opened with economic data clearly pointing to an economic slowdown and increasing risk premiums in the European markets. Asian volatility was the dominating characteristic in the Far Eastern markets following the lead set by the NASDAQ. The Japanese trade surplus was down 40% as exports declined and imports increased more than expected. Worries about bankruptcies in the construction sector contributed to an overall weakness in Japanese equities.

The Fund's underperformance for the fiscal year can be partly attributed to its underweight in materials, industrials, and utilities sectors. These were the top performing sectors during the year, and the Fund is typically underweighted in these sectors.

During the fiscal year, technology-related themes were the worst performers. B2B Portals and Procurement, Global Data Traffic, and Convergence of Communication and Media faced pressure from increased economic uncertainty, lower earnings, and a number of profit warnings. Nokia was a major contributor to the poor performance due to lower management expectations for the company's mobile telephone sales.

On a positive note, the themes Cross Selling, Longer Life - Better Life, and Branding and Promotion were the best performing themes within the Fund. Within the Cross Selling theme, Lloyds TSB was a positive contributor to performance, while Cadbury Schweppes was one of the largest positive contributors in the other two themes.

PURCHASES

Legend Holdings Limited (Hong Kong) - Legend has four main divisions. The first division is the largest manufacturer and distributor of PCs in China. Legend is also a wholesaler and distributor of foreign-brand IT equipment like HP, Toshiba, Epson and Cisco through its own distribution channel. Through its system integration division, Legend provides IT solutions for different industry sectors. The last major division focuses on motherboard manufacturing.

China has the potential to be one of the world's largest PC markets. Current PC penetration is below 4% in urban areas and below 1.5% for the whole population. Strong economic growth and improving purchasing power, growing interest for PC solutions, growing use of the internet and falling PC prices will be the main growth drivers for China's PC market. The Fund's sub-adviser believes Legend, by its clever promotion strategy and strong competitive position, is the best play for gaining exposure to China's explosive PC and internet growth.

AMB Aachner & Muenchener (Germany) - The company ranks third in the German insurance market with a focus on life and health insurance. AMB is 65% owned by Italian Generali and does not operate outside Germany. Management has gradually shifted its focus from production to the distribution of insurance and pension products. AMB's strategic advantage is its access to a large and highly successful distribution network. This distribution network and shift in focus will lead to cross-selling opportunities and above average-growth, which should trigger a revaluation by the market. With its strong distribution platform, AMB will benefit from the pension reform recently adopted in Germany. German pension funds make up a very small share of GDP, which should provide AMB the opportunity to sustain a high level of growth.

SALES

Deutsche Telekom (Germany) - DT is among the best-positioned European Post, Telegraph and Telephone providers, and will drive PTT valuation going forward. However, the Fund's sub-adviser sold this position because it believes it is highly focused on the mobile/DSL businesses and will lose approximately a quarter of its free cash flow. It faces pricing pressure from alternative carriers, has huge investment needs ahead, and has a large debt. Furthermore, due to its deteriorating profitability, the sub-adviser believes that DT will not be in a position to capitalize on either our Global Data Traffic or Cross Selling themes.

BEHAVIORAL GROWTH FUND                                 UNDISCOVERED MANAGERS(TM)
Portfolio of Investments - August 31, 2001


                                                                          VALUE
SHARES                                                                   (NOTE 2)
------                                                                 -------------
COMMON STOCKS---98.21%
                 AIRLINES--0.44%

      76,500     AirTran Holdings, Inc.* ....................          $    499,545
                                                                       ------------
                 BROADCAST, RADIO & TV--1.65%

      66,100     Westwood One, Inc.* ........................             1,883,850
                                                                       ------------
                 BUSINESS SERVICES--1.69%

      54,200     Global Payments, Inc. ......................             1,926,810
                                                                       ------------
                 CHEMICALS--1.78%

      29,100     Cabot Microelectronics Corp.* ..............             2,038,455
                                                                       ------------
                 COMMERCIAL SERVICES--1.63%

     152,800     DigitalThink, Inc.* ........................             1,864,160
                                                                       ------------
                 COMPUTER HARDWARE & Software--9.20%

      76,600     Activision, Inc.* ..........................             2,838,030
     398,100     Ascential Software Corp.* ..................             1,879,032
      96,600     Electronics for Imaging, Inc.* .............             1,976,436
     321,400     Read-Rite Corp.* ...........................             1,510,580
     127,100     Roxio, Inc.* ...............................             2,306,865
                                                                       ------------
                                                                         10,510,943
                                                                       ------------
                 CONSUMER PRODUCTS--1.91%

     129,400     The Dial Corp. .............................             2,180,390
                                                                       ------------
                 CONSUMER SERVICES--5.52%

      64,800     Expedia, Inc., Class A* ....................             2,420,928
     173,900     Priceline.com, Inc.* .......................               959,928
     179,400     Ticketmaster, Class B* .....................             2,933,190
                                                                       ------------
                                                                          6,314,046
                                                                       ------------
                 ELECTRONICS-SEMICONDUCTOR--2.10%

      84,400     Numerical Technologies, Inc.* ..............             2,401,180
                                                                       ------------

                 HEALTH CARE SERVICES--8.76%

      91,500     Quest Diagnostics, Inc.* ...................             5,732,475
      66,100     Trigon Healthcare, Inc.* ...................             4,279,975
                                                                       ------------
                                                                         10,012,450
                                                                       ------------
                 HOTEL/GAMING--7.70%

      66,700     Argosy Gaming Co.* .........................             1,982,991
      87,900     Extended Stay America, Inc.* ...............             1,449,471
      69,200     International Game Technology* .............             3,703,584
      57,308     MGM Mirage, Inc. ...........................             1,670,528
                                                                       ------------
                                                                          8,806,574
                                                                       ------------
                 INSTRUMENTATION-ELECTRONIC TESTING--1.62%

      62,200     Varian, Inc.* ..............................             1,846,718
                                                                       ------------
                 INTERNET SOFTWARE--3.06%

     179,700     AsiaInfo Holdings, Inc.* ...................             2,560,725
      87,100     MatrixOne, Inc.* ...........................               932,841
                                                                       ------------
                                                                          3,493,566
                                                                       ------------
                 LASERS - SYSTEMS/COMPONENTS--2.48%

      80,100     Coherent, Inc.* ............................             2,835,540
                                                                       ------------
                 MEDICAL - HOSPITALS--4.94%

     119,500     Universal Health Services, Inc., Class B ...          $  5,652,350
                                                                       ------------

                 MEDICAL PRODUCTS--14.39%

      43,200     Invitrogen Corp.* ..........................             2,938,896
      81,900     Novoste Corp.* .............................             1,494,675
      36,800     ResMed, Inc.* ..............................             2,022,160
     157,400     SICOR, Inc.* ...............................             3,714,640
      95,100     Varian Medical Systems, Inc. ...............             6,276,600
                                                                       ------------
                                                                         16,446,971
                                                                       ------------

                 OIL AND GAS--0.65%

     306,400     Grey Wolf, Inc.* ...........................               738,424
                                                                        ------------
                 PRODUCER MANUFACTURING--3.98%

     132,500     Precision Castparts Corp. ..................             4,550,050
                                                                       ------------
                 PUBLISHING--2.49%

      73,200     Scholastic Corp.* ..........................             2,849,676
                                                                       ------------
                 RETAIL--16.01%

      70,600     American Eagle Outfitters, Inc.* ...........             1,817,950
      69,800     Coach, Inc.* ...............................             2,533,740
      41,500     Electronics Boutique Holdings Corp.* .......             1,728,475
     203,100     Hollywood Entertainment Corp.* .............             2,437,200
       3,300     Michaels Stores, Inc.* .....................               138,666
     180,000     Oakley, Inc.* ..............................             2,457,000
      76,100     Reebok International, Ltd.* . ..............             2,046,329
      81,600     Sonic Automotive, Inc.* ....................             1,436,160
      67,900     Too, Inc.* .................................             1,868,608
      92,150     Wet Seal, Inc., Class A* ...................             1,842,079
                                                                       ------------
                                                                         18,306,207
                                                                       ------------
                 TECHNOLOGY SERVICES--3.46%

      75,700     GoTo.com, Inc.* ............................             1,495,075
     155,500     Network Associates, Inc.* ..................             2,464,675
                                                                       ------------
                                                                          3,959,750
                                                                       ------------
                 TELECOMMUNICATIONS--1.46%

     107,300     Spectrian Corp.* ...........................             1,671,734
                                                                       ------------
                 TRANSPORTATION--1.29%

      28,900     Expeditors International of Washington, Inc.             1,469,854
                                                                       ------------

                 TOTAL COMMON STOCKS
                 (Cost $105,602,989) ........................           112,259,243
                                                                       ------------

                 TOTAL INVESTMENTS--98.21%
                 (Cost $105,602,989) ........................           112,259,243
                                                                       ------------
                 NET OTHER ASSETS AND LIABILITIES--1.79% ....             2,049,028
                                                                       ------------
                 NET ASSETS--100.00% ........................          $114,308,271
                                                                       ============

----------

* Non-income producing security


                                       24      See Notes to Financial Statements

BEHAVIORAL VALUE FUND                                  UNDISCOVERED MANAGERS(TM)
Portfolio of Investments -- August 31, 2001


                                                                      VALUE
SHARES                                                               (NOTE 2)
------                                                             -----------

COMMON STOCKS--95.69%

               ADVERTISING--2.56%

    22,000     ADVO, Inc.* ..............................          $  800,800
    48,800     Digital Generation Systems, Inc.* ........              90,768
                                                                   ----------
                                                                      891,568
                                                                   ----------

               AEROSPACE/DEFENSE--1.12%

    22,500     BE Aerospace, Inc.* ......................             391,500
                                                                   ----------
               AIRLINES--0.74%

    26,900     America West Holdings Corp., Class B* ....             255,819
                                                                   ----------
               AUTOMOBILES--2.15%

   131,200     Titan International, Inc. ................             749,152
                                                                   ----------
               BROADCAST, RADIO & TV--0.98%

     7,000     Salem Communications Corp., Class A* .....             147,700
     8,424     USA Networks, Inc.* ......................             195,100
                                                                   ----------
                                                                      342,800
                                                                   ----------

               BUSINESS SERVICES--4.35%

   119,400     Century Business Services, Inc.* .........             401,184
   138,438     Edgewater Technology, Inc.* . ............             411,160
    26,600     Harland (John H.) Co. ....................             618,450
    18,200     Labor Ready, Inc.* .......................              83,720
                                                                   ----------
                                                                    1,514,514
                                                                   ----------

               CHEMICALS--5.15%

    91,700     Airgas, Inc.* ............................           1,288,385
    12,300     Engelhard Corp. ..........................             321,399
    31,800     Uniroyal Technology Corp.* ...............             183,804
                                                                   ----------
                                                                    1,793,588
                                                                   ----------

               COMMERCIAL SERVICES--1.85%

    21,100     InfoUSA, Inc.* ...........................             124,490
    36,300     Profit Recovery Group International, Inc.*             520,905
                                                                   ----------
                                                                      645,395
                                                                   ----------

               COMPUTER HARDWARE & Software--3.98%

    28,300     Advanced Digital Information Corp.* ......             349,222
    96,400     CompuCom Systems, Inc.* ..................             290,164
    12,400     Concurrent Computer Corp.* ...............             136,400
   205,000     Epicor Software Corp.* ...................             217,300
    18,300     Mentor Graphics Corp.* ...................             301,950
    18,800     The 3DO Co.* .............................              92,120
                                                                   ----------
                                                                    1,387,156
                                                                   ----------

               CONSUMER DURABLES--2.45%

     4,200     Callaway Golf Co. ........................              76,104
    57,760     Central Garden & Pet Co.* ................             527,926
    21,400     The Topps Co., Inc.* .....................             246,100
                                                                   ----------
                                                                      850,130
                                                                   ----------

               CONSUMER SERVICES--0.65%

    27,900     Pinnacle Entertainment, Inc. .............             225,432
                                                                   ----------


               DISTRIBUTION--1.51%

   271,500     CellStar Corp.* ..........................          $  526,710
                                                                   ----------
               DIVERSIFIED MANUFACTURING--3.16%

   100,650     Griffon Corp.* ...........................           1,102,118
                                                                   ----------
               ELECTRONICS--5.48%

    64,400     Checkpoint Systems, Inc.* ................             795,340
     8,500     Cirrus Logic, Inc.* ......................             120,190
    18,000     Digi International, Inc.* ................             162,000
    43,800     Three-Five Systems, Inc.* ................             832,200
                                                                   ----------
                                                                    1,909,730
                                                                   ----------

               FINANCIAL SERVICES--14.36%

     8,900     21st Century Insurance Group .............             170,079
    16,600     Doral Financial Corp. ....................             547,136
    36,000     First American Corp. .....................             658,800
    94,800     Gold Banc Corp., Inc. ....................             706,260
     9,250     PMI Group, Inc. ..........................             603,100
    40,746     Republic Bancorp, Inc. ...................             576,556
    35,950     Southwest Securities Group, Inc. .........             763,219
    26,105     Washington Mutual, Inc. ..................             977,371
                                                                   ----------
                                                                    5,002,521
                                                                   ----------

               FOOD & BEVERAGE--0.40%

     9,800     Lance, Inc. ..............................             138,180
                                                                   ----------
               HEALTH CARE SERVICES--2.25%

    36,300     Caremark Rx, Inc.* .......................             634,161
    10,100     PacifiCare Health Systems, Inc.* .........             148,470
                                                                   ----------
                                                                      782,631
                                                                   ----------

               INTERNET SERVICES--1.08%

    25,700     Prodigy Communications Corp.* ............             145,462
    23,300     WatchGuard Technologies, Inc.* ...........             231,369
                                                                   ----------
                                                                      376,831
                                                                   ----------

               MANUFACTURING--8.68%

    57,600     Foamex International, Inc.* . ............             457,344
    18,300     Lincoln Electric Holdings, Inc. ..........             411,750
    25,800     McDermott International, Inc.* ...........             274,770
    81,500     RTI International Metals, Inc.* ..........             908,725
    19,500     Stanley Works ............................             816,855
    24,600     UNOVA, Inc.* .............................             154,980
                                                                   ----------
                                                                    3,024,424
                                                                   ----------

               MEDICAL - MANAGEMENT SERVICES--0.83%

    34,500     Per-Se Technologies, Inc.* ...............             290,145
                                                                   ----------


See Notes to Financial Statements      25

BEHAVIORAL VALUE FUND continued                       UNDISCOVERED MANAGERS(TM)
Portfolio of Investments - August 31, 2001



                                                                   VALUE
SHARES                                                            (NOTE 2)
------                                                         -------------

                MEDICAL PRODUCTS--6.99%

  9,062         IVAX Corp.*.............................       $     305,027
 11,300         LCA-Vision, Inc.*.......................              22,936
 16,900         OrthoLogic Corp.*.......................              62,361
 12,100         Owens & Minor, Inc......................             245,630
 10,800         Perrigo Co.* ...........................             174,312
 84,800         Sola International, Inc.*...............           1,356,800
 19,700         United Therapeutics Corp.*..............             265,950
                                                               -------------
                                                                   2,433,016
                                                               -------------
                MEDICAL SUPPLIES & Services--0.81%

 31,100         Res-Care, Inc.*.........................             283,010
                                                               -------------
                MEDICAL-BIOMEDICAL/GENE--0.06%

  1,800         ArQule, Inc.*...........................              21,924
                                                               -------------
                OIL AND GAS--8.77%

 37,100         Global Industries, Ltd.*................             299,397
115,600         Newpark Resources, Inc.*................             915,552
 33,400         Pennzoil - Quaker State Co..............             410,152
 22,100         Rowan Companies, Inc.*..................             343,655
 37,100         Seitel, Inc.*...........................             408,100
 17,800         Stone Energy Corp.*.....................             676,400
                                                               -------------
                                                                   3,053,256
                                                               -------------
                PROCESS INDUSTRIES--1.96%

 69,400         Unifi, Inc.*............................             680,814
                                                               -------------
                RENTAL AUTO EQUIPMENT--1.16%

163,700         Budget Group, Inc., Class A*............             402,702
                                                               -------------
                RESTAURANTS--0.69%

  3,300         Darden Restaurants, Inc.................              94,446
  7,000         RARE Hospitality International, Inc.*                145,670
                                                               -------------
                                                                     240,116
                                                               -------------
                RETAIL--8.24%

 12,100         Footstar, Inc.*.........................             473,231
 30,500         Gadzooks, Inc.*.........................             431,270
 75,700         HomeBase, Inc.*.........................             143,073
  5,200         PETsMART, Inc.*.........................              41,236
 64,900         Pier 1 Imports, Inc.....................             788,535
 18,100         Saks, Inc.*.............................             189,145
  6,412         The Limited, Inc........................              90,409
 39,600         Venator Group, Inc......................             710,820
                                                               -------------
                                                                   2,867,719
                                                               -------------
                TELECOMMUNICATIONS--0.15%

  3,800         Davox Corp.*............................              35,948
 14,100         XO Communications, Inc.*................              16,074
                                                               -------------
                                                                      52,022
                                                               -------------
                TRANSPORTATION--2.62%

115,800         OMI Corp.*..............................              606,792
 11,200         Overseas Shipholding Group, Inc.........              305,312
                                                                -------------
                                                                      912,104
                                                                -------------

                WIRELESS COMMUNICATIONS--0.51%

 64,700         Netro Corp.*.............................       $     178,572
                                                                -------------
   TOTAL COMMON STOCKS
   (Cost $27,807,005)....................................          33,325,599
                                                                -------------
TOTAL INVESTMENTS--95.69%
   (Cost $27,807,005)....................................          33,325,599
                                                                -------------
NET OTHER ASSETS AND LIABILITIES--4.31%                             1,502,594
                                                                -------------
NET ASSETS--100.00%......................................       $  34,828,193
                                                                =============


-------------------------------

* Non-income producing security


                                       26      See Notes to Financial Statements

REIT FUND                                             UNDISCOVERED MANAGERS(TM)
Portfolio of Investments - August 31, 2001



                                                                      VALUE
SHARES                                                               (NOTE 2)
------                                                             -------------


COMMON STOCKS---98.36%

         APARTMENTS--20.70%

108,500  Archstone Communities Trust.........................      $   2,929,500
 78,000  Avalonbay Communities, Inc..........................          3,938,220
 68,000  Equity Residential Properties Trust ................          4,005,880
 51,800  Home Properties of New York, Inc. ..................          1,639,470
 31,300  Smith (Charles E.) Residential Realty, Inc. ........          1,659,839
 91,900  Summit Properties, Inc..............................          2,408,699
                                                                   -------------
                                                                      16,581,608
                                                                   -------------
         DIVERSIFIED R.E. --8.40%

 65,500  Cousins Properties, Inc.............................          1,647,325
126,800  Vornado Realty Trust ...............................          5,085,948
                                                                   -------------
                                                                       6,733,273
                                                                   -------------
         FACTORY OUTLETS--4.55%

 73,500  Chelsea Property Group, Inc.........................          3,645,600
                                                                   -------------
         HOTELS & OTHER LODGING PLACES--4.69%

232,100  Host Marriott Corp..................................          2,970,880
 45,600  LaSalle Hotel Properties............................            784,320
                                                                   -------------
                                                                       3,755,200
                                                                   -------------

         INDUSTRIAL--9.36%

161,900  AMB Property Corp...................................          4,149,497
 29,500  CenterPoint Properties Corp.........................          1,438,125
 86,900  ProLogis Trust......................................          1,910,931
                                                                   -------------
                                                                       7,498,553
                                                                   -------------

         MANUFACTURED HOUSING--7.22%

 39,700  Chateau Communities, Inc............................          1,171,150
157,800  Manufactured Home Communities, Inc. ................          4,615,650
                                                                   -------------
                                                                       5,786,800
                                                                   -------------

         OFFICE BUILDINGS--25.74%

 81,800  Alexandria Real Estate Equities, Inc................          3,271,182
100,500  Boston Properties, Inc..............................          3,959,700
 82,900  CarrAmerica Realty Corp.............................          2,667,722
 36,000  Duke Realty Corp....................................            909,720
231,800  Equity Office Properties Trust......................          7,438,462
 56,000  Kilroy Realty Corp..................................          1,568,000
 28,500  Prentiss Properties Trust...........................            807,405
                                                                   -------------
                                                                      20,622,191
                                                                   -------------

         REGIONAL MALLS--9.55%

 60,700  General Growth Properties, Inc......................          2,305,993
 65,100  Macerich Co.........................................          1,611,225
 62,500  Simon Property Group, Inc...........................          1,831,250
141,500  Taubman Centers, Inc................................          1,903,175
                                                                   -------------
                                                                       7,651,643
                                                                   -------------
         SHOPPING CENTERS--1.99%

 33,200  Kimco Realty Corp...................................          1,592,604
                                                                   -------------

         STORAGE--6.16%

 82,500  Shurgard Storage Centers, Inc., Class A ............      $   2,496,450
 64,700  Storage USA, Inc....................................          2,439,190
                                                                   -------------
                                                                       4,935,640
                                                                   -------------
   TOTAL COMMON STOCKS
   (Cost $66,497,630)........................................         78,803,112
                                                                   -------------
TOTAL INVESTMENTS--98.36%
   (Cost $66,497,630)........................................         78,803,112
                                                                   -------------
NET OTHER ASSETS AND LIABILITIES--1.64%                                1,310,187
                                                                   -------------
NET ASSETS--100.00%..........................................
                                                                   $  80,113,299
                                                                   =============



See Notes to Financial Statements      27

SPECIAL SMALL CAP FUND                                 UNDISCOVERED MANAGERS(TM)
Portfolio of Investments - August 31, 2001


                                                                      VALUE
SHARES                                                               (NOTE 2)
------                                                             -------------


COMMON STOCKS--97.19%

         AUTOMOBILES--4.57%

 32,800  Midas, Inc...........................................     $     459,200
  6,500  Strattec Security Corp.*.............................           228,475
 76,800  Tenneco Automotive, Inc.*............................           285,696
                                                                   -------------
                                                                         973,371
                                                                   -------------

         BANKS--1.43%

 10,900  First BanCorp........................................           303,565
                                                                   -------------
         BITUMINOUS COAL LIGNITE MINING--1.08%

 11,700  Massey Energy Co.....................................           229,905
                                                                   -------------
         CAPITAL GOODS--3.82%

 15,800  Hardinge, Inc........................................           204,768
 15,800  Lawson Products, Inc.................................           450,300
 31,900  Royal Appliance Manufacturing Co.*                              158,862
                                                                   -------------
                                                                         813,930
                                                                   -------------
         CHEMICALS--6.86%

 39,200  IMC Global, Inc......................................           462,952
  8,200  NCH Corp.............................................           362,440
 34,000  Octel Corp.*.........................................           635,800
                                                                   -------------
                                                                       1,461,192
                                                                   -------------
         COMPUTER HARDWARE & Software--2.44%

 25,400  Electronics for Imaging, Inc.*                                  519,684
                                                                   -------------
         CONSUMER PRODUCTS--7.67%

 37,400  Interstate Bakeries Corp.............................           923,780
 38,200  Wolverine World Wide, Inc............................           710,902
                                                                   -------------
                                                                       1,634,682
                                                                   -------------
         DISTRIBUTION--4.23%

 28,600  United Stationers, Inc...............................           901,186
                                                                   -------------
         ELECTRONICS--1.55%

 12,200  ESCO Technologies, Inc.*.............................           329,400
                                                                   -------------
         ENERGY & UTILITIES--4.27%

 36,900  Castle Energy Corp...................................           200,736
 47,600  El Paso Electric Co..................................           709,240
                                                                   -------------
                                                                         909,976
                                                                   -------------
         ENGINEERING--1.40%

  6,600  Fluor Corp...........................................           299,178
                                                                   -------------

         FINANCIAL SERVICES--7.17%

 23,418  Advanta Corp., Class A...............................           318,953
 33,400  PFF Bancorp, Inc.....................................           835,000
 12,430  Sterling Bancorp.....................................           372,279
                                                                   -------------
                                                                       1,526,232
                                                                   -------------
         HEALTH CARE SERVICES--3.83%

 14,500  CorVel Corp.*........................................           571,422
 23,400  Ventiv Health, Inc.*.................................           244,530
                                                                   -------------
                                                                         815,952
                                                                   -------------

         HOUSEHOLD PRODUCTS--1.93%

  6,000  Libbey, Inc..........................................     $     228,600
 49,400  U.S. Industries, Inc.*...............................           183,274
                                                                   -------------
                                                                         411,874
                                                                   -------------
         INSURANCE--4.70%

 27,200  FPIC Insurance Group, Inc.*..........................           377,536
 25,200  Penn-America Group, Inc..............................           252,000
 19,200  Presidential Life Corp...............................           371,712
                                                                   -------------
                                                                       1,001,248
                                                                   -------------

         MACHINERY--1.96%

 23,200  Milacron, Inc........................................           417,600
                                                                   -------------
         OIL AND GAS--1.42%

 18,400  Nuevo Energy Co.*....................................           301,760
                                                                   -------------

         PAPER & RELATED PRODUCTS--2.22%

 37,600  Wausau-Mosinee Paper Corp............................           472,256
                                                                   -------------
         REAL ESTATE DEVELOPMENT--1.45%

 12,300  Avatar Holdings, Inc.*...............................           309,784
                                                                   -------------


         REAL ESTATE INVESTMENT TRUST--5.39%

 22,600  Highwoods Properties, Inc............................           571,102
 10,200  Koger Equity, Inc....................................           175,950
 15,500  Mid-America Apartment Communities, Inc                          399,900
                                                                   -------------
                                                                       1,146,952
                                                                   -------------
         RESTAURANTS--0.80%

  5,300  Applebee's International, Inc.                                  171,190
                                                                   -------------
         RETAIL--12.36%

 25,500  Dress Barn, Inc.*....................................           591,345
 24,600  Regis Corp...........................................           512,910
 74,200  Stein Mart, Inc.*....................................           586,180
 14,600  The Men's Wearhouse, Inc.*...........................           370,840
 21,300  Whitehall Jewellers, Inc.*...........................           250,062
  9,700  Zale Corp.*..........................................           321,070
                                                                   -------------
                                                                       2,632,407
                                                                   -------------
         TRANSPORTATION--14.64%

 22,200  Arnold Industries, Inc...............................           475,968
 15,700  Landstar System, Inc.*...............................         1,166,039
 13,200  USFreightways Corp...................................           480,480
 29,800  Wisconsin Central Transportation Corp.*                         506,898
  8,900  XTRA Corp.*..........................................           489,144
                                                                   -------------
                                                                       3,118,529
                                                                   =============


                                       28      See Notes to Financial Statements

SPECIAL SMALL CAP FUND continued                       UNDISCOVERED MANAGERS(TM)
Portfolio of Investments - August 31, 2001


                                                                      VALUE
SHARES                                                               (NOTE 2)
------                                                             -------------

   TOTAL COMMON STOCKS
   (Cost $17,720,264).................................             $  20,701,853
                                                                   -------------
TOTAL INVESTMENTS--97.19%
   (Cost $17,720,264).................................                20,701,853
                                                                   -------------
NET OTHER ASSETS AND LIABILITIES--2.81% ..............                   598,480
                                                                   -------------
NET ASSETS--100.00%...................................             $  21,300,333
                                                                   =============

-------------------------------

* Non-income producing security


See Notes to Financial Statements      29

SMALL CAP VALUE FUND                                   UNDISCOVERED MANAGERS(TM)
Portfolio of Investments - August 31, 2001


                                                                      VALUE
SHARES                                                               (NOTE 2)
------                                                            -------------


COMMON STOCKS---94.63%

         ADVERTISING AGENCY--0.72%

 21,794  Interpublic Group of Companies, Inc. ..............       $     590,182
                                                                  --------------
         AIRLINES--1.43%

 36,000  Alaska Air Group, Inc.*............................           1,175,040
                                                                  --------------
         BASIC MATERIALS--4.66%

 35,000  AptarGroup, Inc....................................           1,252,650
 43,500  Pentair, Inc.......................................           1,631,250
 35,000  Reliance Steel & Aluminum Co.......................             945,000
                                                                  --------------
                                                                       3,828,900
                                                                  --------------
         BUILDING & CONSTRUCTION--0.56%

 30,000  NCI Building Systems, Inc.*.. .....................             462,000
                                                                  --------------
         BUSINESS SERVICES--2.04%

 67,200  Reynolds & Reynolds Co., Class A ..................           1,673,280
                                                                  --------------
         CHEMICALS--4.14%

 30,000  Cambrex Corp.......................................           1,343,100
 90,000  Ferro Corp.........................................           2,061,000
                                                                  --------------
                                                                       3,404,100
                                                                  --------------
         COMPUTER HARDWARE & SOFTWARE--0.16%

 12,400  Adaptec, Inc.*.....................................             129,580
                                                                  --------------

         CONGLOMERATES--2.49%

 25,000  Lancaster Colony Corp..............................             812,500
 45,000  Stewart & Stevenson Services, Inc. ................           1,235,700
                                                                  --------------
                                                                       2,048,200
                                                                  --------------
         CONSUMER PRODUCTS--3.04%

 25,000  Coachmen Industries, Inc...........................             321,500
 50,000  Rayovac Corp.*.....................................             855,000
 33,000  The Scotts Co., Class A*...........................           1,324,290
                                                                  --------------
                                                                       2,500,790
                                                                  --------------
         CONTAINERS/PACKAGING--1.69%

 50,000  Chesapeake Corp....................................           1,385,000
                                                                  --------------
         ELECTRONICS--11.53%

 37,000  AMETEK, Inc. ......................................           1,128,870
 50,000  Arrow Electronics, Inc.............................           1,339,500
 55,000  Benchmark Electronics, Inc.*.......................           1,364,000
 60,000  C&D Technologies, Inc..............................           1,317,000
 50,000  CTS Corp...........................................           1,025,500
 36,000  Diebold, Inc.......................................           1,359,000
 35,000  Park Electrochemical Corp..........................             876,750
 40,000  Quixote Corp.......................................           1,060,000
                                                                  --------------
                                                                       9,470,620
                                                                  --------------

         FINANCIAL SERVICES--10.26%

 80,000  Columbia Banking System, Inc.* ....................      $    1,108,000
 40,000  FirstMerit Corp....................................             967,200
 57,000  Prosperity Bancshares, Inc.........................           1,499,100
 51,310  Republic Bancorp, Inc..............................             726,036
141,000  Sovereign Bancorp, Inc.............................           1,562,280
 46,000  UNB Corp...........................................             852,380
 65,000  Viad Corp..........................................           1,709,500
                                                                  --------------
                                                                       8,424,496
                                                                  --------------
         FOOD & BEVERAGE--3.00%

 55,000  Boston Beer Co., Inc., Class A* ...................             633,050
 40,000  Hormel Foods Corp..................................           1,018,800
 14,000  Suiza Foods Corp.*.................................             811,720
                                                                  --------------
                                                                       2,463,570
                                                                  --------------
         FOOD DISTRIBUTORS--0.94%

 66,000  Spartan Stores, Inc.*..............................             774,180
                                                                  --------------
         HEALTH MAINTENANCE--2.01%

 55,000  Oxford Health Plans, Inc.*.........................           1,648,900
                                                                  --------------
         INSURANCE--4.09%

 50,000  Radian Group, Inc..................................           2,005,500
 19,000  RenaissanceRe Holdings, Ltd........................           1,355,650
                                                                  --------------
                                                                       3,361,150
                                                                  --------------
         MACHINERY--4.43%

 34,800  Graco, Inc.........................................           1,197,120
 50,000  Kulicke & Soffa Industries, Inc.* .................             720,500
 60,000  Manitowoc Co., Inc.................................           1,719,000
                                                                  --------------
                                                                       3,636,620
                                                                  --------------
         MANUFACTURING--1.33%

 60,000  KEMET Corp.*.......................................           1,092,000
                                                                  --------------
         MEDICAL PRODUCTS--3.38%

 20,000  DENTSPLY  International, Inc. .....................             892,400
 65,000  Vital Signs, Inc...................................           1,885,000
                                                                  --------------
                                                                       2,777,400
                                                                  --------------
         METALS & METAL PRODUCTS--0.30%

  7,000  Mueller Industries, Inc.*..........................             243,250
                                                                  --------------
         OIL & GAS--5.84%

 30,000  Atmos Energy Corp..................................             648,000
 55,000  Key Production Co., Inc.*..........................             800,250
 75,000  Marine Drilling Companies, Inc.* ..................             967,500
 55,000  Tom Brown, Inc.*...................................           1,309,000
 60,000  Vintage Petroleum, Inc. ...........................           1,071,000
                                                                  --------------
                                                                       4,795,750
                                                                  --------------
         PAPER & RELATED PRODUCTS--0.92%

 60,000  Wausau-Mosinee Paper Corp..........................             753,600
                                                                  --------------


                                       30      See Notes to Financial Statements

SMALL CAP VALUE FUND continued                         UNDISCOVERED MANAGERS(TM)
Portfolio of Investments - August 31, 2001


                                                                      VALUE
SHARES                                                               (NOTE 2)
------                                                             ------------

         PUBLISHING--5.14%

 53,000  Banta Corp............................................    $   1,589,470
 85,000  Journal Register Co.*.................................        1,502,800
 32,000  Valassis Communications, Inc.* .......................        1,133,440
                                                                   -------------
                                                                       4,225,710
                                                                   -------------
         REAL ESTATE INVESTMENT TRUST--1.46%

 38,000  First Industrial Realty Trust, Inc. ..................        1,199,660
                                                                   -------------

         RESTAURANTS--2.28%

 37,500  Applebee's International, Inc. .......................        1,211,250
 20,000  Jack In The Box, Inc.*................................          657,600
                                                                   -------------
                                                                       1,868,850
                                                                   -------------
         RETAIL--10.71%

 36,500  Furniture Brands International, Inc.* ................          951,920
 15,000  Group 1 Automotive, Inc.*.............................          442,500
 21,000  Hon Industries, Inc...................................          508,830
100,000  InterTAN, Inc.*.......................................          895,000
 75,000  Longs Drug Stores Corp. ..............................        1,941,000
 30,000  Nautica Enterprises, Inc.*............................          421,500
 90,000  Pier 1 Imports, Inc...................................        1,093,500
 55,000  Ross Stores, Inc......................................        1,611,500
 50,000  Wilsons, The Leather Experts, Inc.* ..................          929,500
                                                                   -------------
                                                                       8,795,250
                                                                   -------------
         TELECOMMUNICATIONS--1.28%

 50,000  CommScope, Inc.*......................................        1,055,000
                                                                   -------------
         TRANSPORTATION--4.80%

 80,000  ArvinMeritor, Inc.....................................        1,416,000
 60,000  Interpool, Inc........................................        1,044,000
 20,000  Landstar System, Inc.*................................        1,485,400
                                                                   -------------
                                                                       3,945,400
                                                                   -------------
   TOTAL COMMON STOCKS
   (Cost $67,720,642)..........................................       77,728,478
                                                                   -------------
TOTAL INVESTMENTS--94.63%
   (Cost $67,720,642)..........................................       77,728,478
                                                                   -------------
NET OTHER ASSETS AND LIABILITIES--5.37%........................        4,410,760
                                                                   -------------
NET ASSETS--100.00%............................................    $  82,139,238
                                                                   =============


-------------------------------

* Non-income producing security

See Notes to Financial Statements      31

HIDDEN VALUE FUND                                      UNDISCOVERED MANAGERS(TM)
Portfolio of Investments - August 31, 2001


                                                                      VALUE
SHARES                                                               (NOTE 2)
------                                                             -------------

COMMON STOCKS--89.87%

         ADVERTISING AGENCY--2.06%

  4,560  Interpublic Group of Companies, Inc. ................     $     123,485
                                                                   -------------
         AEROSPACE/DEFENSE--1.60%

  3,000  Goodrich Corp................ .......................            96,150
                                                                   -------------
         BASIC MATERIALS--2.70%

  3,000  PPG Industries, Inc.......... .......................           162,360
                                                                   -------------
         BUSINESS SERVICES--3.11%

  7,500  Reynolds & Reynolds Co., Class A ....................           186,750
                                                                   -------------
         CAPITAL GOODS--4.60%

  5,000  Crane Co.............................................           140,450
  3,000  ITT Industries, Inc..................................           135,450
                                                                   -------------
                                                                         275,900
                                                                   -------------
         CONGLOMERATES--1.47%

  2,500  TRW, Inc.............................................            88,000
                                                                   -------------
         CONSUMER PRODUCTS--2.56%

  5,000  Maytag Corp..........................................           153,650
                                                                   -------------
         CONTAINERS--2.92%

  4,000  Bemis Co., Inc.......................................           175,040
                                                                   -------------
         DIVERSIFIED OPERATIONS--3.07%

  7,000  Viad Corp............................................           184,100
                                                                   -------------
         ELECTRONICS--10.07%

  4,200  Arrow Electronics, Inc.*.............................           112,518
  5,500  Diebold, Inc.........................................           207,625
  9,000  Rockwell International Corp..........................           144,450
  6,000  Vishay Intertechnology, Inc.*........................           139,980
                                                                   -------------
                                                                         604,573
                                                                   -------------
         FINANCIAL SERVICES--15.46%

  6,300  Charter One Financial, Inc...........................           183,960
  4,000  Dun & Bradstreet Corp.*..............................           133,440
  2,000  FleetBoston Financial Corp...........................            73,660
 10,000  Knight Trading Group, Inc.*..........................           104,000
  5,000  Mercantile Bankshares Corp...........................           203,750
  9,400  SouthTrust Corp......................................           228,984
                                                                   -------------
                                                                         927,794
                                                                   -------------

         FOOD AND BEVERAGE--2.10%

  5,500  ConAgra Foods, Inc...................................           126,225
                                                                   -------------
         HARDWARE & TOOLS--2.44

  3,500  Stanley Works .......................................           146,615
                                                                   -------------
         HEALTH MAINTENANCE--2.50%

  5,000  Oxford Health Plans, Inc.*...........................           149,900
                                                                   -------------
         INSURANCE--2.38%

  3,400  St. Paul Companies, Inc..............................           142,902
                                                                   -------------

         MEDICAL PRODUCTS--2.63%

  4,400  Becton, Dickinson and Co.............................     $     158,092
                                                                   -------------
         OIL AND GAS--4.90%

  3,000  EOG Resources, Inc...................................            94,860
  4,500  Marine Drilling Companies, Inc.* ....................            58,050
  4,000  Unocal Corp..................                                   141,200
                                                                   -------------
                                                                         294,110
                                                                   -------------
         PUBLISHING--9.04%

  2,000  Gannett Co., Inc.....................................           123,320
  4,000  Knight-Ridder, Inc...................................           242,400
  5,000  Valassis Communications, Inc.* ......................           177,100
                                                                   -------------
                                                                         542,820
                                                                   -------------
         REAL ESTATE INVESTMENT TRUST--2.21%

  4,600  Mack-Cali Realty Corp................................           132,940
                                                                   -------------
         RESTAURANTS--2.92%

  6,000  Outback Steakhouse, Inc.*............................           175,500
                                                                   -------------
         RETAIL--4.59%

  4,000  RadioShack Corp......................................            93,600
  6,200  Ross Stores, Inc.....................................           181,660
                                                                   -------------
                                                                         275,260
                                                                   -------------
         SEMICONDUCTORS--4.27%

  7,000  LSI Logic Corp.*.....................................           141,750
  3,500  Teradyne, Inc.*......................................           114,730
                                                                   -------------
                                                                         256,480
                                                                   -------------
         TELECOMMUNICATIONS--0.27%

    800  Andrew Corp.*........................................            16,272
                                                                   -------------
   TOTAL COMMON STOCKS
   (Cost $5,119,615)..........................................         5,394,918
                                                                   -------------
TOTAL INVESTMENTS--89.87%
   (Cost $5,119,615)..........................................         5,394,918
                                                                   -------------
NET OTHER ASSETS AND LIABILITIES--10.13% .....................           608,007
                                                                   -------------
NET ASSETS--100.00%...........................................     $   6,002,925
                                                                   =============


-------------------------------

* Non-income producing security




See Notes to Financial Statements      32

MERGER & ACQUISITION FUND                              UNDISCOVERED MANAGERS(TM)
Portfolio of Investments - August 31, 2001


                                                                      VALUE
SHARES                                                               (NOTE 2)
------                                                             -----------


COMMON STOCKS---98.65%

         AEROSPACE/DEFENSE--3.06%

    100  Newport News Shipbuilding, Inc. ....................      $     6,586
                                                                   -----------
         CASINO/GAMBLING--3.73%

    150  Anchor Gaming*......................................            8,018
                                                                   -----------
         CASKETS--3.82%

    800  York Group, Inc.*...................................            8,216
                                                                   -----------
         COMPUTER HARDWARE & SOFTWARE--0.43%

    300  BNS Co., Class A*...................................              921
                                                                   -----------
         ELECTRIC UTILITY SERVICES--3.32%

    300  Conectiv............................................            7,140
                                                                   -----------
         ELECTRONICS--9.64%

  1,200  GenRad, Inc.*.......................................            6,348
    300  SCI Systems, Inc.*..................................            7,350
    300  Sensormatic Electronics Corp.* .....................            7,026
                                                                   -----------
                                                                        20,724
                                                                   -----------
         FINANCIAL SERVICES--14.09%

    500  Century Bancshares, Inc.*.... ......................            7,885
    150  Heller Financial, Inc., Class A ....................            7,989
    500  Main Street Bancorp, Inc............................            7,440
    100  Wachovia Corp.......................................            6,965
                                                                   -----------
                                                                        30,279
                                                                   -----------
         FOOD AND BEVERAGE--7.05%

    200  Dean Foods Co.......................................            8,622
    200  Ralston Purina Co...................................            6,536
                                                                   -----------
                                                                        15,158
                                                                   -----------
         FORESTRY--3.68%

    200  Georgia-Pacific Corp. (Timber Group) ...............            7,904
                                                                   -----------
         INSURANCE--0.03%

      1  American International Group, Inc. .................               63
                                                                   -----------
         MANUFACTURING--6.69%

  2,500  CMI Corp., Class A*.................................            8,775
    100  Cooper Industries, Inc..............................            5,615
                                                                   -----------
                                                                        14,390
                                                                   -----------
         MEDICAL PRODUCTS--14.93%

    150  C.R. Bard, Inc......................................            8,677
    200  Inverness Medical Technology, Inc.* ................            7,520
    800  Minntech Corp.......................................            8,232
    800  Packard BioScience Co.*.............................            7,664
                                                                   -----------
                                                                        32,093
                                                                   -----------
         OIL AND GAS--13.77%

    300  Marine Drilling Companies, Inc.* ...................            3,870
    125  Texaco, Inc.........................................            8,706
    200  Tosco Corp..........................................            9,280
    150  Ultramar Diamond Shamrock Corp .....................            7,746
                                                                   -----------
                                                                        29,602
                                                                   -----------
         PAPER & RELATED PRODUCTS--3.87%

    250  Mead Corp...........................................      $     8,310
                                                                   -----------
         REAL ESTATE INVESTMENT TRUST--6.58%

    300  MeriStar Hospitality Corp...........................            6,180
    150  Smith (Charles E.) Residential Realty, Inc. ........            7,954
                                                                   -----------
                                                                        14,134
                                                                   -----------
         TRANSPORTATION--3.96%

    500  Wisconsin Central Transportation Corp.* ............            8,505
                                                                   -----------
   TOTAL COMMON STOCKS
   (Cost $211,004)...........................................          212,043
                                                                   -----------
TOTAL INVESTMENTS--98.65%
   (Cost $211,004)...........................................          212,043
                                                                   -----------
NET OTHER ASSETS AND LIABILITIES--1.35% .....................            2,894
                                                                   -----------
NET ASSETS--100.00%..........................................      $   214,937
                                                                   ===========

---------------------------------

* Non-income producing security

See Notes to Financial Statements      33

SMALL CAP GROWTH FUND                                  UNDISCOVERED MANAGERS(TM)
Portfolio of Investments -- August 31, 2001

                                                         VALUE
SHARES                                                  (NOTE 2)
------                                                -------------
COMMON STOCKS--98.67%

         ADVERTISING--0.87%

 21,800  Getty Images, Inc.*....................      $     349,236
                                                      -------------

         AIRLINES--1.09%

146,150  Hawaiian Airlines, Inc.*...............            438,450
                                                      -------------

         BASIC MATERIALS--0.72%

 24,650  Maverick Tube Corp.*...................            291,610
                                                      -------------

         BIOMEDICAL/GENE--8.82%

 11,900  Cell Genesys, Inc.*....................            226,695
  2,700  Digene Corp.*..........................             79,677
 17,600  Gene Logic, Inc.*......................            307,120
 11,500  Illumina, Inc.*........................            101,085
 24,500  Incyte Genomics, Inc.*.................            433,160
 21,050  Neose Technologies, Inc.*..............            897,782
147,750  Paradigm Genetics, Inc.*...............            950,032
  5,800  Sangamo Biosciences, Inc.*.............             58,000
 30,000  Third Wave Technologies*...............            210,300
 30,050  Transgenomic, Inc.*....................            299,298
                                                      -------------
                                                          3,563,149
                                                      -------------

         CHEMICALS--0.80%

 18,250  Symyx Technologies, Inc.*..............            324,850
                                                      -------------

         COMPUTER HARDWARE & SOFTWARE--16.21%

 53,800  Auspex Systems, Inc.*..................            261,468
 38,350  Avocent Corp.*.........................            786,558
 48,200  Carreker Corp.*........................            402,470
 20,750  Echelon Corp.*.........................            341,130
  5,400  Foundry Networks, Inc.*................             59,130
 12,200  Handspring, Inc.*......................             35,380
103,800  Immersion Corp.*.......................            421,428
  9,700  Legato Systems, Inc.*..................             82,353
128,950  LivePerson, Inc.*......................             15,474
 29,650  Manugistics Group, Inc.*...............            347,201
  4,400  Mentor Graphics Corp.*.................             72,600
 21,000  Moldflow Corp.*........................            258,720
 37,200  NetIQ Corp.*...........................          1,197,840
193,900  ONYX Software Corp.*...................            663,138
 23,700  Read-Rite Corp.*.......................            111,390
362,000  Red Hat, Inc.*.........................          1,281,480
 16,050  Verity, Inc.*..........................            170,130
  2,350  Wind River Systems, Inc.*..............             35,720
                                                      -------------
                                                          6,543,610
                                                      -------------

         ELECTRIC GENERATION--0.75%

 21,300  Active Power, Inc.*....................            118,428
 16,850  Power-One, Inc.*.......................            183,834
                                                      -------------
                                                            302,262
                                                      -------------

         ELECTRONICS--1.69%

  4,700  EMCOR Group, Inc.*.....................            183,253
 14,300  FEI Co.*...............................            498,069
                                                      -------------
                                                            681,322
                                                      -------------

         ENTERTAINMENT--3.23%

  6,100  JAKKS Pacific, Inc.*...................      $     107,055
 28,750  Pixar, Inc.*...........................          1,198,875
                                                      -------------
                                                          1,305,930
                                                      -------------

         FINANCIAL SERVICES--5.35%

 96,550  Corillian Corp.*.......................            243,306
 49,950  Digital Insight Corp.*.................            852,647
 66,700  Friedman, Billings, Ramsey
           Group, Inc., Class A*................            440,220
  8,575  Metris Companies, Inc..................            233,240
  7,850  Silicon Valley Bancshares..............            175,526
  6,800  Southwest Bancorporation Of
           Texas, Inc.*.........................            217,872
                                                      -------------
                                                          2,162,811
                                                      -------------

         INSURANCE--2.01%

 44,400  First American Corp....................            812,520
                                                      -------------

         INTERNET SERVICES--4.15%

 22,000  Centillium Communications, Inc.*.......            270,600
 20,900  F5 Networks, Inc.*.....................            330,638
 42,750  McAfee.com Corp.*......................            619,875
239,700  NetZero, Inc.*.........................            122,247
 17,800  SonicWALL, Inc.*.......................            333,038
                                                      -------------
                                                          1,676,398
                                                      -------------

         MEDICAL PRODUCTS--18.18%

 80,550  AeroGen, Inc.*.........................            388,251
 49,300  Alkermes, Inc.*........................          1,262,080
 31,900  Amylin Pharmaceuticals, Inc.*..........            230,318
 11,100  AtheroGenics, Inc.*....................             66,600
 40,800  AtheroGenics, Inc.*+...................            218,280
  4,400  Atrix Laboratories, Inc.*..............            118,668
 35,600  Celgene Corp.*.........................            990,036
 56,350  COR Therapeutics, Inc.*................          1,546,808
 52,850  Corixa Corp.*..........................            615,703
 24,500  DUSA Pharmaceuticals, Inc.*............            269,010
  7,550  Emisphere Technologies, Inc.*..........            213,288
 12,350  First Horizon Pharmaceutical Corp.*....            445,712
  4,600  Genta, Inc.*...........................             48,116
  2,800  Pharmacopeia, Inc.*....................             48,580
 22,600  Pharmacyclics, Inc.*...................            454,486
 14,300  Scios, Inc.*...........................            252,395
  5,500  ViroPharma, Inc.*......................            170,773
                                                      -------------
                                                          7,339,104
                                                      -------------

         OIL AND GAS--2.19%

 17,500  Core Laboratories N.V.*................            293,125
 15,800  Key Energy Services, Inc.*.............            146,624
 13,100  Patterson-UTI Energy, Inc.*............            184,055
 11,300  Swift Energy Co.*......................            262,273
                                                      -------------
                                                            886,077
                                                      -------------

         RESTAURANTS--0.69%

 46,700  Smith & Wollensky Restaurant
           Group, Inc.*.........................            277,865
                                                      -------------


                                       34      See Notes to Financial Statements

SMALL CAP GROWTH FUND continued                        UNDISCOVERED MANAGERS(TM)
Portfolio of Investments -- August 31, 2001

                                                         VALUE
SHARES                                                  (NOTE 2)
------                                                -------------
         RETAIL--16.58%

 14,300  American Eagle Outfitters, Inc.*.......      $     368,225
 16,600  AnnTaylor Stores Corp.*................            556,100
 19,825  Chico's FAS, Inc.*.....................            749,385
 20,000  Coach, Inc.*...........................            726,000
  8,025  Columbia Sportswear Co.*...............            262,097
  7,700  Factory 2-U Stores, Inc.*..............            172,172
 19,900  Intimate Brands, Inc...................            273,824
 43,900  Polo Ralph Lauren Corp.*...............          1,041,308
 72,800  Polycom, Inc.*.........................          1,476,384
  8,250  Quicksilver, Inc.*.....................            189,915
 23,700  Tweeter Home Entertainment
           Group, Inc.*.........................            607,194
  8,300  Zale Corp.*............................            274,730
                                                      -------------
                                                          6,697,334
                                                      -------------

         SCHOOLS--1.46%

 39,500  Princeton Review, Inc.*................            344,835
  9,700  Sylvan Learning Systems, Inc.*.........            245,798
                                                      -------------
                                                            590,633
                                                      -------------

         SEMICONDUCTORS--7.05%

  8,800  Cree, Inc.*............................            184,536
 99,900  OmniVision Technologies, Inc.*.........            300,699
 87,900  Pixelworks, Inc.*......................          1,311,468
 43,178  TriQuint Semiconductor, Inc.*..........            915,374
 68,950  Tvia, Inc.*............................            137,210
                                                      -------------
                                                          2,849,287
                                                      -------------

         TECHNOLOGY--4.95%

132,150  Digimarc Corp.*........................          1,797,240
 40,400  Millennium Cell, Inc.*.................            204,020
                                                      -------------
                                                          2,001,260
                                                      -------------

         TELECOMMUNICATIONS--1.88%

 17,000  Aether Systems, Inc.*..................            150,450
  2,400  Anaren Microwave, Inc.*................             45,912
 73,850  Elastic Networks, Inc.*................             68,681
 32,800  Stanford Microdevices, Inc.*...........            236,816
 15,700  ViaSat, Inc.*..........................            258,108
                                                      -------------
                                                            759,967
                                                      -------------
   TOTAL COMMON STOCKS
   (Cost $42,974,745)...........................         39,853,675
                                                      -------------

TOTAL INVESTMENTS--98.67%
   (Cost $42,974,745)...........................         39,853,675
                                                      -------------

NET OTHER ASSETS AND LIABILITIES--1.33%.........            537,799
                                                      -------------

NET ASSETS--100.00%.............................      $  40,391,474
                                                      =============

----------

+ Security purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. There is a restriction on selling this security until it is registered.

*    Non-income producing security

See Notes to Financial Statements      35

INTERNATIONAL SMALL CAP                                UNDISCOVERED MANAGERS(TM)
EQUITY FUND
Portfolio of Investments -- August 31, 2001

                                                         VALUE
SHARES                                                  (NOTE 2)
------                                                -------------
COMMON STOCKS--99.64%

         AUSTRIA--3.99%

  9,800  BWT AG.................................      $     279,082
  2,200  Pankl Racing Systems AG (Berlin)*......             87,032
  3,000  Pankl Racing Systems AG (EASDAQ)*......            119,361
                                                      -------------
                                                            485,475
                                                      -------------

         BELGIUM--0.00%

     15  Creyf's Interim Strip .................                  0
                                                      -------------

         FINLAND--0.69%

  4,000  TietoEnator Oyj........................             83,753
                                                      -------------

         FRANCE--9.39%

  1,700  Beneteau...............................            134,195
 18,000  Elior..................................            206,838
 14,000  Generale de Sante*.....................            252,693
 14,390  Infogrames Entertainment S.A.*.........            221,956
 12,321  Publicis S.A...........................            292,115
 10,221  Publicis S.A.-CVG* ....................             35,653
                                                      -------------
                                                          1,143,450
                                                      -------------

         GERMANY--4.38%

  4,000  AWD Holding AG.........................            116,999
  3,300  Rhoen-Klinikum AG .....................            156,178
 12,500  Senator Entertainment AG*..............             32,475
 10,670  Vossloh AG ............................            227,772
                                                      -------------
                                                            533,424
                                                      -------------

         HONG KONG--1.08%

 90,000  Asia Satellite Telecommunications
           Holdings, Ltd........................            130,969
                                                      -------------

         ITALY--4.83%

  5,900  Banca Popolare Commercio e
           Industria Scrl.......................             56,274
 23,750  Brembo S.p.A...........................            170,219
 13,500  Carraro S.p.A..........................             25,140
 61,475  Ferretti S.p.A.*.......................            189,865
 15,500  Marzotto S.p.A.........................            146,572
                                                      -------------
                                                            588,070
                                                      -------------

         JAPAN--32.02%

 30,000  Asia Securities Printing Co., Ltd......      $     272,267
  8,000  Bandai Co., Ltd........................            227,225
 39,000  Daifuku Co., Ltd.......................            174,679
  3,100  Dentsu Tec, Inc........................            128,949
  5,000  Diamond Computer Service Co., Ltd......             34,033
 14,500  Happinet Corp..........................            146,218
 12,000  Hudson Soft Co., Ltd.*.................             65,546
 24,000  Japan Airport Terminal Co., Ltd........            232,334
 20,000  Kawasumi Laboratories, Inc.............            215,124
  1,800  Konami Corp............................             56,722
  4,000  Lasertec Corp..........................             55,462
 12,040  Megane Top Co., Ltd....................            136,587
  6,000  Meitec Corp............................            167,898
  7,000  Mimasu Semiconductor
           Industry Co., Ltd....................             65,882
 19,000  Ministop Co., Ltd......................            285,796
  4,000  Moshi Moshi Hotline, Inc...............            403,358
  8,000  Nissin Co., Ltd........................            164,705
 14,880  Paltek Corp............................            100,033
     11  Paris Miki, Inc. ......................                343
  7,000  Sazaby, Inc............................            298,821
 12,000  Secom Techno Service Co., Ltd..........            267,225
  6,000  Ushio, Inc.............................             81,831
 12,500  Wilson Learning Worldwide, Inc.........            241,595
 16,600  Woodland Corp..........................             77,420
                                                      -------------
                                                          3,900,053
                                                      -------------

         NETHERLANDS--11.50%

  5,592  Fugro N.V..............................            355,577
  4,419  Koninklijke Frans Maas Groep N.V.......            102,360
 10,700  Pharming Group N.V.*...................              2,333
  4,000  PinkRoccade N.V.*......................            154,970
 10,400  QIAGEN N.V.*...........................            217,285
 11,100  Tele Atlas N.V.*.......................             26,115
  7,000  Teleplan International N.V.*...........            114,456
 22,000  United Services Group N.V..............            427,666
                                                      -------------
                                                          1,400,762
                                                      -------------

         SINGAPORE--2.92%

590,000  Informatics Holdings, Ltd..............            355,736
                                                      -------------

         SPAIN--7.36%

  9,500  Aldeasa S.A............................            172,765
 12,500  Corporacion  Mapfre, Compania
           Internacional de Reaseguros, S.A.....            244,127
  8,500  Grupo Auxiliar Metalurgico, S.A.*......            163,690
 12,820  Prosegur, Compania de Seguridad S.A....            153,370
 18,900  Sol Melia, S.A.........................            163,100
                                                      -------------
                                                            897,052
                                                      -------------

         SWEDEN--3.02%

 10,000  Nobel Biocare AB.......................            368,453
                                                      -------------


                                       36      See Notes to Financial Statements

INTERNATIONAL SMALL CAP                                UNDISCOVERED MANAGERS(TM)
EQUITY FUND continued
Portfolio of Investments -- August 31, 2001

                                                         VALUE
SHARES                                                  (NOTE 2)
------                                                -------------
         SWITZERLAND--10.60%

  5,300  Amazys Holding AG .....................      $      67,956
  2,650  Charles Voegele Holding AG ............            142,899
    660  Kuoni Reisen Holding AG................            168,855
    750  Leica Geosystems AG*...................            190,981
    440  PubliGroupe S.A........................             97,543
  9,600  SEZ Holding AG.........................            474,533
  5,000  Swisslog Holding AG....................            148,292
                                                      -------------
                                                          1,291,059
                                                      -------------

         UNITED KINGDOM--7.86%

  8,100  Autonomy Corp. Plc* (EASDAQ)...........             36,775
 12,000  Autonomy Corp. Plc* (London)...........             54,655
 81,000  Cordiant Communications Group Plc......            199,736
 65,000  IQE Plc*...............................            156,000
 10,000  PizzaExpress Plc.......................            132,359
 20,000  Psion Plc..............................             16,971
 75,000  Securicor Plc..........................            173,518
115,000  SkyePharma Plc*........................            135,532
  3,100  SurfControl Plc ADR*...................             51,925
  5,200  Torridon Plc GDR*......................                 52
                                                      -------------
                                                            957,523
                                                      -------------

   TOTAL COMMON STOCKS
   (Cost $15,876,264)...........................         12,135,779
                                                      -------------

TOTAL INVESTMENTS--99.64%
   (Cost $15,876,264)...........................         12,135,779
                                                      -------------

NET OTHER ASSETS AND LIABILITIES--0.36%.........             43,403
                                                      -------------

NET ASSETS--100.00%.............................      $  12,179,182
                                                      =============


----------

*    Non-income producing security

ADR  American Depository Receipt

GDR  Global Depository Receipt

See Notes to Financial Statements      37

INTERNATIONAL EQUITY FUND                              UNDISCOVERED MANAGERS(TM)
Portfolio of Investments -- August 31, 2001

                                                         VALUE
SHARES                                                  (NOTE 2)
------                                                -------------
COMMON STOCKS--100.50%

         BELGIUM--3.77%

  8,170  Fortis.................................      $     227,542
                                                      -------------

         FINLAND--0.87%

  2,395  Nokia Oyj..............................             37,485
  3,660  Sonera Oyj.............................             14,795
                                                      -------------
                                                             52,280
                                                      -------------

         FRANCE--15.48%

  2,520  Aventis S.A............................            184,274
    770  Cap Gemini S.A.........................             49,102
  3,110  CNP Assurances.........................            104,527
    575  Compagnie de Saint-Gobain..............             88,272
    255  Essilor International S.A..............             76,301
  1,780  Total Fina ElF S.A.....................            263,072
  3,084  Vivendi Universal S.A..................            168,647
                                                      -------------
                                                            934,195
                                                      -------------

         GERMANY--6.71%

    730  AMB Generali Holding AG................             77,141
    875  Fresenius AG ..........................             91,803
    735  SAP AG.................................             99,535
  1,320  Siemems AG.............................             67,219
  2,400  Volkswagen AG..........................             69,219
                                                      -------------
                                                            404,917
                                                      -------------

         HONG KONG--1.60%

 22,200  China Mobile, Ltd.*....................             69,308
 58,000  Legend Holdings, Ltd...................             27,514
                                                      -------------
                                                             96,822
                                                      -------------

         ITALY--7.85%

  8,850  Alleanza Assicurazioni.................            106,278
 10,700  San Paolo-IMI S.p.A....................            134,034
  9,800  Telecom Italia S.p.A...................             81,098
 35,400  UniCredito Italiano S.p.A..............            152,423
                                                      -------------
                                                            473,833
                                                      -------------

         JAPAN--17.66%

  2,600  Asatsu-DK, Inc.........................      $      51,781
    100  Bellsystem24, Inc......................             36,638
  2,000  Canon, Inc.............................             60,168
  2,500  FamilyMart Co., Ltd....................             59,243
  3,000  Honda Motor Co., Ltd...................            108,150
  1,000  Hoya Corp..............................             52,941
  8,000  Kaneka Corp............................             60,168
  6,000  Nomura Securities Co., Ltd.............            101,848
      7  NTT DoCoMo, Inc........................             85,882
    800  Promise Co., Ltd.......................             62,520
  2,000  Secom Co., Ltd.........................            103,024
  2,400  Sony Corp..............................            106,688
 10,000  Sumitomo Mitsui Banking Corp...........             81,512
      8  UFJ Holdings, Inc......................             40,672
  4,000  Ushio, Inc.............................             54,554
                                                      -------------
                                                          1,065,789
                                                      -------------

         NETHERLANDS--8.20%

  3,930  ASML Holding N.V.*.....................             69,828
    990  Gucci Group N.V........................             76,935
  1,949  Koninklijke Numico N.V.................             64,355
  6,713  Koninklijke (Royal)
            Philips Electronics N.V.............            180,987
  4,834  TPG N.V................................            102,972
                                                      -------------
                                                            495,077
                                                      -------------

         SINGAPORE--0.83%

  6,400  DBS Group Holdings, Ltd................             50,349
                                                      -------------

         SWEDEN--3.20%

  7,650  ForeningsSparbanken AB (Swedbank)......             88,221
 15,015  Skandia Forsakrings AB.................            104,899
                                                      -------------
                                                            193,120
                                                      -------------

         SWITZERLAND--9.11%

     27  Compagnie Financiere
            Richemont AG, Class A...............             65,922
    870  Nestle S.A.............................            183,486
  1,100  Roche Holding AG.......................             78,759
  4,545  UBS AG.................................            221,666
                                                      -------------
                                                            549,833
                                                      -------------




                                       38      See Notes to Financial Statements

INTERNATIONAL EQUITY FUND continued                    UNDISCOVERED MANAGERS(TM)
Portfolio of Investments -- August 31, 2001

                                                         VALUE
SHARES                                                  (NOTE 2)
------                                                -------------
         UNITED KINGDOM--25.22%

  6,900  ARM Holdings Plc*......................      $      27,724
 14,700  Cadbury Schweppes Plc..................             99,790
 24,500  Centrica Plc...........................             80,315
 35,500  Chubb Plc*.............................             87,539
 10,440  Compass Group Plc*.....................             79,503
  4,694  GlaxoSmithKline Plc....................            124,463
 44,000  Invensys Plc...........................             58,079
 24,550  Lloyds TSB Group Plc...................            253,010
 19,400  National Grid Group Plc................            131,977
 27,200  Shell Transport & Trading Co. Plc......            224,099
  4,350  Shire Pharmaceuticals Group Plc*.......             63,160
 98,066  Vodafone Group Plc.....................            195,588
  9,750  WPP Group Plc..........................             97,301
                                                      -------------
                                                          1,522,548
                                                      -------------

   TOTAL COMMON STOCKS
   (Cost $6,803,253)............................          6,066,305
                                                      -------------

TOTAL INVESTMENTS--100.50%
   (Cost $6,803,253)............................          6,066,305
                                                      -------------

NET OTHER ASSETS AND LIABILITIES--(0.50)%                   (30,046)
                                                      -------------

NET ASSETS--100.00%.............................      $   6,036,259
                                                      =============


----------

*    Non-income producing security


See Notes to Financial Statements      39

STATEMENTS OF ASSETS AND LIABILITIES                   UNDISCOVERED MANAGERS(TM)
August 31, 2001


                                                                        BEHAVIORAL     BEHAVIORAL         REIT         SPECIAL SMALL
                                                                      GROWTH FUND(a)   VALUE FUND        FUND(a)         CAP FUND
                                                                      --------------  -------------   -------------   -------------
ASSETS:
   Investments:
      Investments at cost .........................................   $ 105,602,989   $  27,807,005   $  66,497,630   $  17,720,264
      Net unrealized appreciation (depreciation) ..................       6,656,254       5,518,594      12,305,482       2,981,589
                                                                      -------------   -------------   -------------   -------------
           Total investments at value .............................     112,259,243      33,325,599      78,803,112      20,701,853
   Cash ...........................................................              --       1,598,681       1,625,737         629,703
   Foreign currencies, at value(d) ................................              --              --              --              --
   Receivables:
      Investments sold ............................................       3,465,383          58,783              --           9,835
      Fund shares sold ............................................         288,499           6,651          97,921           5,375
      Dividends, interest and foreign tax reclaims ................           2,353          11,041          36,748          14,472
   Due from Adviser ...............................................              --              --              --              --
   Organization costs .............................................           8,475              --           8,492           8,457
   Prepaid expenses and other assets ..............................          15,052           1,962           4,575           1,537
                                                                      -------------   -------------   -------------   -------------
           Total Assets ...........................................     116,039,005      35,002,717      80,576,585      21,371,232
                                                                      -------------   -------------   -------------   -------------

LIABILITIES:
   Payables:
      Investments purchased .......................................         210,967          58,203         272,371              --
      Fund shares redeemed ........................................         287,138          29,342          50,050              --
      Unrealized depreciation on foreign currency contracts .......              --              --              --              --
      Investment advisory fees - net ..............................         143,252          37,978          52,504          17,019
      Service and distribution fees ...............................           2,490              --             195              --
      Administration fees .........................................          25,296           7,506          16,846           9,142
      Due to custodian ............................................         956,905              --              --              --
      Trustees ....................................................          16,388           1,786          15,153          14,726
      Accrued expenses and other payables .........................          88,298          39,709          56,167          30,012
                                                                      -------------   -------------   -------------   -------------
           Total Liabilities ......................................       1,730,734         174,524         463,286          70,899
                                                                      -------------   -------------   -------------   -------------
NET ASSETS ........................................................   $ 114,308,271   $  34,828,193   $  80,113,299   $  21,300,333
                                                                      =============   =============   =============   =============

NET ASSETS CONSIST OF:
    Paid-in capital (no par value) ................................   $ 189,800,429   $  28,959,053   $  66,282,144   $  17,893,414
    Undistributed net investment income (loss) ....................              --            (311)      1,644,415              --
    Accumulated net realized gain (loss) on investments
     and foreign currency .........................................     (82,148,412)        350,857        (118,742)        425,330
    Net unrealized appreciation (depreciation) on investments
     and foreign currency .........................................       6,656,254       5,518,594      12,305,482       2,981,589
                                                                      -------------   -------------   -------------   -------------
TOTAL NET ASSETS ..................................................   $ 114,308,271   $  34,828,193   $  80,113,299   $  21,300,333
                                                                      =============   =============   =============   =============

SHARES OF BENEFICIAL INTEREST
    Institutional Class:
    Net Assets ....................................................   $ 106,194,560   $  34,828,193   $  79,460,488   $  21,300,333
    Shares of beneficial interest outstanding (unlimited shares
        authorized, no par value) .................................       7,340,393       1,654,150       5,478,940       1,399,289
                                                                      -------------   -------------   -------------   -------------
    NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE ......   $       14.47   $       21.06   $       14.50   $       15.22
                                                                      =============   =============   =============   =============
    Investor Class:
    Net Assets ....................................................   $   8,113,711             N/A   $     652,811             N/A
    Shares of beneficial interest outstanding (unlimited shares
        authorized, no par value) .................................         566,681             N/A          45,136             N/A
                                                                      -------------   -------------   -------------   -------------
    NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE ......   $       14.32             N/A   $       14.46             N/A
                                                                      =============   =============   =============   =============

----------

(a) On March 15, 2001, the Fund ceased offering C Class shares and all remaining shares were redeemed.

(b) On December 27, 2000, the Hidden Value Fund ceased offering Investor Class shares and all remaining shares were redeemed.

(c)  The Fund commenced investment operations on October 2, 2000.

(d) Cost of foreign currencies for International Small Cap Equity Fund and International Equity Fund is $496 and $178, respectively.


                                       40      See Notes to Financial Statements

                                                       UNDISCOVERED MANAGERS(TM)

                                                                                                               MERGER &
                                                                            SMALL CAP         HIDDEN         ACQUISITION
                                                                          VALUE FUND(a)    VALUE FUND(b)       FUND(c)
                                                                          -------------    -------------    -------------
ASSETS:
   Investments:
      Investments at cost ............................................     $ 67,720,642     $  5,119,615     $    211,004
      Net unrealized appreciation (depreciation) .....................       10,007,836          275,303            1,039
                                                                           ------------     ------------     ------------
           Total investments at value ................................       77,728,478        5,394,918          212,043
   Cash ..............................................................        5,369,991          601,895           35,484
   Foreign currencies, at value(d) ...................................               --               --               --
   Receivables:
      Investments sold ...............................................               --               --           28,796
      Fund shares sold ...............................................          343,643               --               --
      Dividends, interest and foreign tax reclaims ...................           79,989           14,884              344
   Due from Adviser ..................................................               --           11,760               --
   Organization costs ................................................            8,457            8,475               --
   Prepaid expenses and other assets .................................            3,312              430               17
                                                                           ------------     ------------     ------------
           Total Assets ..............................................       83,533,870        6,032,362          276,684
                                                                           ------------     ------------     ------------

LIABILITIES:
   Payables:
      Investments purchased ..........................................               --               --           23,112
      Fund shares redeemed ...........................................        1,262,358               --               --
      Unrealized depreciation on foreign currency contracts ..........               --               --               --
      Investment advisory fees - net .................................           38,979               --           16,417
      Service and distribution fees ..................................            2,643               --               --
      Administration fees ............................................           17,421            1,287               45
      Due to custodian ...............................................               --               --               --
      Trustees .......................................................           13,163            1,575                8
      Accrued expenses and other payables ............................           60,068           26,575           22,165
                                                                           ------------     ------------     ------------
           Total Liabilities .........................................        1,394,632           29,437           61,747
                                                                           ------------     ------------     ------------
NET ASSETS ...........................................................     $ 82,139,238     $  6,002,925     $    214,937
                                                                           ============     ============     ============

NET ASSETS CONSIST OF:
    Paid-in capital (no par value) ...................................     $ 70,300,746     $  5,560,535     $    200,474
    Undistributed net investment income (loss) .......................               --           42,146              705
    Accumulated net realized gain (loss) on investments
     and foreign currency ............................................        1,830,656          124,941           12,719
    Net unrealized appreciation (depreciation) on investments
     and foreign currency ............................................       10,007,836          275,303            1,039
                                                                           ------------     ------------     ------------
TOTAL NET ASSETS .....................................................     $ 82,139,238     $  6,002,925     $    214,937
                                                                           ============     ============     ============

SHARES OF BENEFICIAL INTEREST
    Institutional Class:
    Net Assets .......................................................     $ 73,217,428     $  6,002,925     $    214,937
    Shares of beneficial interest outstanding (unlimited shares
        authorized, no par value) ....................................        4,143,489          451,530           16,038
                                                                           ------------     ------------     ------------
    NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE .........     $      17.67     $      13.29     $      13.40
                                                                           ============     ============     ============
    Investor Class:
    Net Assets .......................................................     $  8,921,810              N/A              N/A
    Shares of beneficial interest outstanding (unlimited shares
        authorized, no par value) ....................................          509,472              N/A              N/A
                                                                           ------------     ------------     ------------
    NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE .........     $      17.51              N/A              N/A
                                                                           ============     ============     ============


                                                                              SMALL CAP       INTERNATIONAL      INTERNATIONAL
                                                                               GROWTH           SMALL CAP           EQUITY
                                                                               FUND(c)         EQUITY FUND         FUND(a)
                                                                             ------------     -------------      -------------
ASSETS:
   Investments:
      Investments at cost ............................................       $ 42,974,745      $ 15,876,264      $  6,803,253
      Net unrealized appreciation (depreciation) .....................         (3,121,070)       (3,740,485)         (736,948)
                                                                             ------------      ------------      ------------
           Total investments at value ................................         39,853,675        12,135,779         6,066,305
   Cash ..............................................................            596,496            50,159                --
   Foreign currencies, at value(d) ...................................                 --               500               178
   Receivables:
      Investments sold ...............................................            591,825                --           141,451
      Fund shares sold ...............................................              6,000            53,436                --
      Dividends, interest and foreign tax reclaims ...................              1,648            21,126            26,219
   Due from Adviser ..................................................             34,300                --                --
   Organization costs ................................................                 --                --                --
   Prepaid expenses and other assets .................................              1,346             1,841               753
                                                                             ------------      ------------      ------------
           Total Assets ..............................................         41,085,290        12,262,841         6,234,906
                                                                             ------------      ------------      ------------

LIABILITIES:
   Payables:
      Investments purchased ..........................................            631,286                --                --
      Fund shares redeemed ...........................................                 --            30,043           100,381
      Unrealized depreciation on foreign currency contracts ..........                 --                --               728
      Investment advisory fees - net .................................                 --            16,430             8,223
      Service and distribution fees ..................................                 --                --                --
      Administration fees ............................................              8,974             2,732             1,476
      Due to custodian ...............................................                 --                --            50,980
      Trustees .......................................................              1,089             1,049               775
      Accrued expenses and other payables ............................             52,467            33,405            36,084
                                                                             ------------      ------------      ------------
           Total Liabilities .........................................            693,816            83,659           198,647
                                                                             ------------      ------------      ------------
NET ASSETS ...........................................................       $ 40,391,474      $ 12,179,182      $  6,036,259
                                                                             ============      ============      ============

NET ASSETS CONSIST OF:
    Paid-in capital (no par value) ...................................       $ 44,515,044      $ 18,967,802      $  8,870,986
    Undistributed net investment income (loss) .......................                 --            (5,702)          (18,053)
    Accumulated net realized gain (loss) on investments
     and foreign currency ............................................         (1,002,500)       (3,043,023)       (2,080,032)
    Net unrealized appreciation (depreciation) on investments
     and foreign currency ............................................         (3,121,070)       (3,739,895)         (736,642)
                                                                             ------------      ------------      ------------
TOTAL NET ASSETS .....................................................       $ 40,391,474      $ 12,179,182      $  6,036,259
                                                                             ============      ============      ============

SHARES OF BENEFICIAL INTEREST
    Institutional Class:
    Net Assets .......................................................       $ 40,391,474      $ 12,179,182      $  6,036,259
    Shares of beneficial interest outstanding (unlimited shares
        authorized, no par value) ....................................          4,689,766           999,590           533,094
                                                                             ------------      ------------      ------------
    NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE .........       $       8.61      $      12.18      $      11.32
                                                                             ============      ============      ============
    Investor Class:
    Net Assets .......................................................                N/A               N/A               N/A
    Shares of beneficial interest outstanding (unlimited shares
        authorized, no par value) ....................................                N/A               N/A               N/A
                                                                             ------------      ------------      ------------
    NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE .........                N/A               N/A               N/A
                                                                             ============      ============      ============

See Notes to Financial Statements      41

STATEMENTS OF OPERATIONS                               UNDISCOVERED MANAGERS(TM)
For the year ended August 31, 2001

                                                                      BEHAVIORAL      BEHAVIORAL         REIT        SPECIAL SMALL
                                                                   GROWTH FUND(a)     VALUE FUND        FUND(a)         CAP FUND
                                                                   --------------    -------------   -------------   -------------
INVESTMENT INCOME:
   Dividends ..................................................     $      76,315    $     138,730   $   3,294,194   $     274,231
   Foreign taxes withheld on dividend income ..................                --               --              --              --
   Interest ...................................................           159,477           69,660          58,629           7,179
                                                                    -------------    -------------   -------------   -------------
   Total investment income ....................................           235,792          208,390       3,352,823         281,410
                                                                    =============    =============   =============   =============

EXPENSES:
   Investment advisory fees ...................................         1,598,608          297,237         663,384         313,133
   Administration fees ........................................           420,686           70,771         157,949          49,723
   Custodian fees .............................................            45,900           21,639          20,226           8,845
   Professional fees ..........................................            85,260           25,140          44,098          34,701
   Transfer agent fees ........................................           121,943           34,575          83,363          31,409
   Trustees' fees .............................................             9,903            1,891           8,968           8,304
   Reports to shareholders ....................................            33,744            3,049          10,441           5,012
   Amortization of organization costs .........................             6,342               --           6,359           6,436
   Offering costs .............................................            37,678           19,700          26,583          13,447
   Service and distribution fees - Investor Class .............            41,586               --           1,808              --
   Service and distribution fees - C Class ....................             9,959               --           2,572              --
   Other fees .................................................            45,222            4,276          12,249          19,222
                                                                    -------------    -------------   -------------   -------------
      Total expenses before waiver/reimbursement ..............         2,456,831          478,278       1,038,000         490,232
      Less: Waiver/reimbursement ..............................          (217,717)         (81,960)       (149,106)        (70,179)
                                                                    -------------    -------------   -------------   -------------
      Total expenses net of waiver/reimbursement ..............         2,239,114          396,318         888,894         420,053
                                                                    -------------    -------------   -------------   -------------
NET INVESTMENT INCOME (LOSS) ..................................        (2,003,322)        (187,928)      2,463,929        (138,643)
                                                                    -------------    -------------   -------------   -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on:
       Investments sold .......................................       (81,263,302)         733,841       1,871,806         504,915
       Foreign currency related transactions ..................                --               --              --              --
   Net change in unrealized appreciation (depreciation) on:
       Investments ............................................       (51,603,485)       1,847,541       7,214,647       2,502,314
       Foreign currency related transactions ..................                --               --              --              --
                                                                    -------------    -------------   -------------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ........      (132,866,787)       2,581,382       9,086,453       3,007,229
                                                                    -------------    -------------   -------------   -------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS .....................................     $(134,870,109)   $   2,393,454   $  11,550,382   $   2,868,586
                                                                    =============    =============   =============   =============

----------

(a) On March 15, 2001, the Fund ceased offering C Class shares and all remaining shares were redeemed.

(b) On December 27, 2000, the Hidden Value Fund ceased offering Investor Class shares and all remaining shares were redeemed.

(c)  The Fund commenced investment operations on October 2, 2000.


                                       42      See Notes to Financial Statements

                                                       UNDISCOVERED MANAGERS(TM)

                                                                        SMALL CAP          HIDDEN           MERGER &
                                                                         VALUE             VALUE          ACQUISITION
                                                                         FUND(a)           FUND(b)           FUND(c)
                                                                      ------------      ------------      ------------
INVESTMENT INCOME:
   Dividends ....................................................     $    569,145      $     95,259      $      2,168
   Foreign taxes withheld on dividend income ....................           (1,320)               --                (6)
   Interest .....................................................          180,815            14,614             1,471
                                                                      ------------      ------------      ------------
   Total investment income ......................................          748,640           109,873             3,633
                                                                      ============      ============      ============

EXPENSES:
   Investment advisory fees .....................................          576,816            52,843             1,793
   Administration fees ..........................................          137,337            13,906               472
   Custodian fees ...............................................           14,274             7,236             7,440
   Professional fees ............................................           43,092            25,956            17,534
   Transfer agent fees ..........................................           80,379            34,128            11,315
   Trustees' fees ...............................................            8,591               827                17
   Reports to shareholders ......................................           11,316               990             1,014
   Amortization of organization costs ...........................            6,325             6,342                --
   Offering costs ...............................................           41,295            22,569               134
   Service and distribution fees - Investor Class ...............           24,236                27                --
   Service and distribution fees - C Class ......................            3,598                --                --
   Other fees ...................................................            9,177             1,066               535
                                                                      ------------      ------------      ------------
      Total expenses before waiver/reimbursement ................          956,436           165,890            40,254
      Less: Waiver/reimbursement ................................         (159,514)          (93,551)          (37,800)
                                                                      ------------      ------------      ------------
      Total expenses net of waiver/reimbursement ................          796,922            72,339             2,454
                                                                      ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS) ....................................          (48,282)           37,534             1,179
                                                                      ------------      ------------      ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on:
       Investments sold .........................................        3,347,350           223,480            12,719
       Foreign currency related transactions ....................               --                --                --
   Net change in unrealized appreciation (depreciation) on:
       Investments ..............................................        8,636,712           320,721             1,039
       Foreign currency related transactions ....................               --                --                --
                                                                      ------------      ------------      ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ..........       11,984,062           544,201            13,758
                                                                      ------------      ------------      ------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS .......................................     $ 11,935,780      $    581,735      $     14,937
                                                                      ============      ============      ============


                                                                            SMALL CAP       INTERNATIONAL     INTERNATIONAL
                                                                             GROWTH           SMALL CAP          EQUITY
                                                                             FUND(c)         EQUITY FUND         FUND(a)
                                                                           ------------     -------------     -------------
INVESTMENT INCOME:
   Dividends ....................................................          $     19,409      $    244,135      $    145,501
   Foreign taxes withheld on dividend income ....................                   (79)          (33,816)          (14,983)
   Interest .....................................................                43,633            44,667            22,944
                                                                           ------------      ------------      ------------
   Total investment income ......................................                62,963           254,986           153,462
                                                                           ============      ============      ============

EXPENSES:
   Investment advisory fees .....................................               186,900           184,864            94,256
   Administration fees ..........................................                49,184            40,188            24,804
   Custodian fees ...............................................                34,301            15,522            31,356
   Professional fees ............................................                22,586            23,518            22,556
   Transfer agent fees ..........................................                28,061            32,871            42,813
   Trustees' fees ...............................................                 1,274               256               672
   Reports to shareholders ......................................                 4,062             1,465             1,608
   Amortization of organization costs ...........................                    --                --                --
   Offering costs ...............................................                30,093            17,209            21,479
   Service and distribution fees - Investor Class ...............                    --                --                --
   Service and distribution fees - C Class ......................                    --                --               683
   Other fees ...................................................                 2,945             3,739             2,366
                                                                           ------------      ------------      ------------
      Total expenses before waiver/reimbursement ................               359,406           319,632           242,593
      Less: Waiver/reimbursement ................................              (123,323)          (62,431)          (98,141)
                                                                           ------------      ------------      ------------
      Total expenses net of waiver/reimbursement ................               236,083           257,201           144,452
                                                                           ------------      ------------      ------------
NET INVESTMENT INCOME (LOSS) ....................................              (173,120)           (2,215)            9,010
                                                                           ------------      ------------      ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on:
       Investments sold .........................................              (829,380)       (2,987,511)       (2,036,432)
       Foreign currency related transactions ....................                    --            (2,975)          (62,526)
   Net change in unrealized appreciation (depreciation) on:
       Investments ..............................................            (3,121,070)       (6,944,743)       (1,567,138)
       Foreign currency related transactions ....................                    --             1,251              (971)
                                                                           ------------      ------------      ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ..........            (3,950,450)       (9,933,978)       (3,667,067)
                                                                           ------------      ------------      ------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS .......................................          $ (4,123,570)     $ (9,936,193)     $ (3,658,057)
                                                                           ============      ============      ============

See Notes to Financial Statements      43

STATEMENTS OF CHANGES IN NET ASSETS                    UNDISCOVERED MANAGERS(TM)

                                                                      BEHAVIORAL GROWTH FUND(a)           BEHAVIORAL VALUE FUND
                                                                     YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                                  AUGUST 31, 2001  AUGUST 31, 2000  AUGUST 31, 2001  AUGUST 31, 2000
                                                                  ---------------  ---------------  ---------------  ---------------
NET ASSETS AT BEGINNING OF PERIOD ...............................  $ 285,024,593    $  98,849,739    $  21,014,915    $   3,651,462
                                                                   -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income (loss) .................................     (2,003,322)      (2,068,365)        (187,928)         (36,576)
   Net realized gain (loss) on investments
     and foreign currency transactions ..........................    (81,263,302)      11,963,438          733,841         (228,222)
  Net change in unrealized appreciation (depreciation) on
      investments and foreign currency transactions .............    (51,603,485)      34,607,040        1,847,541        3,719,370
                                                                   -------------    -------------    -------------    -------------
   Net increase (decrease) in net assets resulting from
      operations ................................................   (134,870,109)      44,502,113        2,393,454        3,454,572
                                                                   -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Institutional Class Shares:
      Net investment income .....................................             --               --               --          (17,602)
      Net realized gains ........................................     (9,041,940)              --           (3,795)        (193,512)
  Investor Class Shares:
      Net investment income .....................................             --               --               --               --
      Net realized gains ........................................       (701,639)              --               --               --
  C Class Shares:
      Net investment income .....................................             --               --               --               --
      Net realized gains ........................................        (89,243)              --               --               --
                                                                   -------------    -------------    -------------    -------------
   Total distributions to shareholders ..........................     (9,832,822)              --           (3,795)        (211,114)
                                                                   -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
  Institutional Class Shares:
      Proceeds from Shares issued ...............................     76,606,559      191,671,083       14,933,474       14,524,973
      Issued to shareholders in reinvestment of distributions ...      8,812,603               --            3,397          144,132
      Cost of Shares redeemed ...................................   (109,026,183)     (65,206,556)      (3,513,252)        (549,110)
                                                                   -------------    -------------    -------------    -------------
     Increase (decrease) in net assets derived
       from Institutional Class Share transactions ..............    (23,607,021)     126,464,527       11,423,619       14,119,995
                                                                   -------------    -------------    -------------    -------------
  Investor Class Shares:
      Proceeds from Shares issued ...............................      3,120,865       15,557,962              N/A              N/A
      Issued to shareholders in reinvestment of distributions ...        701,548               --              N/A              N/A
      Cost of Shares redeemed ...................................     (4,873,772)      (2,662,763)             N/A              N/A
                                                                   -------------    -------------    -------------    -------------
     Increase (decrease) in net assets derived
       from Investor Class Share transactions ...................     (1,051,359)      12,895,199              N/A              N/A
                                                                   -------------    -------------    -------------    -------------
  C Class Shares:
      Proceeds from Shares issued ...............................        405,125        2,445,636              N/A              N/A
      Issued to shareholders in reinvestment of distributions ...         79,481               --              N/A              N/A
      Cost of Shares redeemed ...................................     (1,839,617)        (132,621)             N/A              N/A
                                                                   -------------    -------------    -------------    -------------
      Increase (decrease) in net assets derived
       from C Class Share transactions ..........................     (1,355,011)       2,313,015              N/A              N/A
                                                                   -------------    -------------    -------------    -------------
Increase (decrease) in net assets derived from capital share
  transactions ..................................................    (26,013,391)     141,672,741       11,423,619       14,119,995
                                                                   -------------    -------------    -------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS .........................   (170,716,322)     186,174,854       13,813,278       17,363,453
                                                                   -------------    -------------    -------------    -------------
NET ASSETS AT END OF PERIOD .....................................  $ 114,308,271    $ 285,024,593    $  34,828,193    $  21,014,915
                                                                   =============    =============    =============    =============
Undistributed net investment income (loss) ......................  $          --    $          --    $        (311)   $        (443)
                                                                   -------------    -------------    -------------    -------------
OTHER INFORMATION:
SHARE TRANSACTIONS:
  Institutional Class Shares:
      Sold ......................................................      4,031,736        6,530,648          764,012          849,074
      Issued to shareholders in reinvestment of distributions ...        451,465               --              193            9,065
      Redeemed ..................................................     (5,802,364)      (2,271,918)        (177,767)         (32,083)
                                                                   -------------    -------------    -------------    -------------
         Total Institutional Class transactions .................     (1,319,163)       4,258,730          586,438          826,056
                                                                   -------------    -------------    -------------    -------------
  Investor Class Shares:
      Sold ......................................................        167,586          508,619              N/A              N/A
      Issued to shareholders in reinvestment of distributions ...         36,218               --              N/A              N/A
      Redeemed ..................................................       (268,608)         (92,477)             N/A              N/A
                                                                   -------------    -------------    -------------    -------------
         Total Investor Class transactions ......................        (64,804)         416,142              N/A              N/A
                                                                   -------------    -------------    -------------    -------------
  C Class Shares:
      Sold ......................................................         19,821           85,243              N/A              N/A
      Issued to shareholders in reinvestment of distributions ...          4,146               --              N/A              N/A
      Redeemed ..................................................       (113,376)          (4,521)             N/A              N/A
                                                                   -------------    -------------    -------------    -------------
         Total C Class transactions .............................        (89,409)          80,722              N/A              N/A
                                                                   -------------    -------------    -------------    -------------
Net increase (decrease) in capital shares .......................     (1,473,376)       4,755,594          586,438          826,056
                                                                   =============    =============    =============    =============

----------

(a) On March 15, 2001, the Fund ceased offering C Class shares and all remaining shares were redeemed.

(b) On December 27, 2000, the Hidden Value Fund ceased offering Investor Class shares and all remaining shares were redeemed.

(c)  The Fund commenced investment operations on October 2, 2000.


                                       44      See Notes to Financial Statements

                                                       UNDISCOVERED MANAGERS(TM)

                                                                            REIT FUND(a)               SPECIAL SMALL CAP FUND
                                                                     YEAR ENDED      YEAR ENDED     YEAR ENDED        YEAR ENDED
                                                                  AUGUST 31, 2001 AUGUST 31, 2000 AUGUST 31, 2001   AUGUST 31, 2000
                                                                  --------------- --------------- ---------------   ---------------
NET ASSETS AT BEGINNING OF PERIOD ...............................  $ 45,321,351    $ 22,884,294    $ 19,268,458    $     16,077,580
                                                                   ------------    ------------    ------------    ----------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income (loss) .................................     2,463,929       1,371,642        (138,643)             78,010
   Net realized gain (loss) on investments
     and foreign currency transactions ..........................     1,871,806        (736,398)        504,915           1,612,080
  Net change in unrealized appreciation (depreciation) on
      investments and foreign currency transactions .............     7,214,647       4,899,188       2,502,314              86,505
                                                                   ------------    ------------    ------------    ----------------
   Net increase (decrease) in net assets resulting from
      operations ................................................    11,550,382       5,534,432       2,868,586           1,776,595
                                                                   ------------    ------------    ------------    ----------------

DISTRIBUTIONS TO SHAREHOLDERS:
  Institutional Class Shares:
      Net investment income .....................................    (1,634,024)     (1,058,795)        (79,583)                 --
      Net realized gains ........................................            --              --      (1,103,327)                 --
  Investor Class Shares:
      Net investment income .....................................       (11,896)        (24,421)             --                  --
      Net realized gains ........................................            --              --              --                  --
  C Class Shares:
      Net investment income .....................................       (12,123)         (6,162)             --                  --
      Net realized gains ........................................            --              --              --                  --
                                                                   ------------    ------------    ------------    ----------------
   Total distributions to shareholders ..........................    (1,658,043)     (1,089,378)     (1,182,910)                 --
                                                                   ------------    ------------    ------------    ----------------

CAPITAL SHARE TRANSACTIONS:
  Institutional Class Shares:
      Proceeds from Shares issued ...............................    36,370,997      28,756,491       1,345,646          10,896,679
      Issued to shareholders in reinvestment of distributions ...     1,627,083       1,052,208       1,179,517                  --
      Cost of Shares redeemed ...................................   (12,883,422)    (11,987,367)     (2,178,964)         (9,482,396)
                                                                   ------------    ------------    ------------    ----------------
     Increase (decrease) in net assets derived
       from Institutional Class Share transactions ..............    25,114,658      17,821,332         346,199           1,414,283
                                                                   ------------    ------------    ------------    ----------------

  Investor Class Shares:
      Proceeds from Shares issued ...............................       265,092         183,770             N/A                 N/A
      Issued to shareholders in reinvestment of distributions ...        10,763          24,421             N/A                 N/A
      Cost of Shares redeemed ...................................       (97,244)       (360,556)            N/A                 N/A
                                                                   ------------    ------------    ------------    ----------------
     Increase (decrease) in net assets derived
       from Investor Class Share transactions ...................       178,611        (152,365)            N/A                 N/A
                                                                   ------------    ------------    ------------    ----------------

  C Class Shares:
      Proceeds from Shares issued ...............................       118,379         340,594             N/A                 N/A
      Issued to shareholders in reinvestment of distributions ...         6,884           1,819             N/A                 N/A
      Cost of Shares redeemed ...................................      (518,923)        (19,377)            N/A                 N/A
                                                                   ------------    ------------    ------------    ----------------
      Increase (decrease) in net assets derived
       from C Class Share transactions ..........................      (393,660)        323,036             N/A                 N/A
                                                                   ------------    ------------    ------------    ----------------
Increase (decrease) in net assets derived from capital share
  transactions ..................................................    24,899,609      17,992,003         346,199           1,414,283
                                                                   ------------    ------------    ------------    ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS .........................    34,791,948      22,437,057       2,031,875           3,190,878
                                                                   ------------    ------------    ------------    ----------------
NET ASSETS AT END OF PERIOD .....................................  $ 80,113,299    $ 45,321,351    $ 21,300,333    $     19,268,458
                                                                   ============    ============    ============    ================
Undistributed net investment income (loss) ......................  $  1,644,415    $    833,913    $         --    $         82,643
                                                                   ------------    ------------    ------------    ----------------

OTHER INFORMATION:
SHARE TRANSACTIONS:
  Institutional Class Shares:
      Sold ......................................................     2,760,638       2,546,421          93,670             841,704
      Issued to shareholders in reinvestment of distributions ...       125,160         109,719          91,365                  --
      Redeemed ..................................................      (978,789)     (1,081,570)       (153,664)           (726,528)
                                                                   ------------    ------------    ------------    ----------------
         Total Institutional Class transactions .................     1,907,009       1,574,570          31,371             115,176
                                                                   ------------    ------------    ------------    ----------------
  Investor Class Shares:
      Sold ......................................................        20,120          16,631             N/A                 N/A
      Issued to shareholders in reinvestment of distributions ...           829           2,549             N/A                 N/A
      Redeemed ..................................................        (7,047)        (33,476)            N/A                 N/A
                                                                   ------------    ------------    ------------    ----------------
         Total Investor Class transactions ......................        13,902         (14,296)            N/A                 N/A
                                                                   ------------    ------------    ------------    ----------------
  C Class Shares:
      Sold ......................................................         9,381          29,941             N/A                 N/A
      Issued to shareholders in reinvestment of distributions ...           533             190             N/A                 N/A
      Redeemed ..................................................       (40,289)         (1,544)            N/A                 N/A
                                                                   ------------    ------------    ------------    ----------------
         Total C Class transactions .............................       (30,375)         28,587             N/A                 N/A
                                                                   ------------    ------------    ------------    ----------------
Net increase (decrease) in capital shares .......................     1,890,536       1,588,861          31,371             115,176
                                                                   ============    ============    ============    ================


                                                                      SMALL CAP VALUE FUND(a)             HIDDEN VALUE FUND(b)
                                                                    YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                                  AUGUST 31, 2001   AUGUST 31, 2000  AUGUST 31, 2001 AUGUST 31, 2000
                                                                  ---------------   ---------------  --------------- ---------------
NET ASSETS AT BEGINNING OF PERIOD ...............................  $ 34,769,672      $ 21,111,171    $  5,405,170      $  3,294,923
                                                                   ------------      ------------    ------------      ------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income (loss) .................................       (48,282)          (20,952)         37,534            29,226
   Net realized gain (loss) on investments
     and foreign currency transactions ..........................     3,347,350           927,821         223,480           127,383
  Net change in unrealized appreciation (depreciation) on
      investments and foreign currency transactions .............     8,636,712         2,413,972         320,721            25,682
                                                                   ------------      ------------    ------------      ------------
   Net increase (decrease) in net assets resulting from
      operations ................................................    11,935,780         3,320,841         581,735           182,291
                                                                   ------------      ------------    ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS:
  Institutional Class Shares:
      Net investment income .....................................            --                --         (29,035)           (8,111)
      Net realized gains ........................................    (1,741,711)         (316,055)       (185,320)          (63,114)
  Investor Class Shares:
      Net investment income .....................................            --                --              --            (5,550)
      Net realized gains ........................................      (285,404)          (13,704)           (524)          (73,839)
  C Class Shares:
      Net investment income .....................................            --                --              --                --
      Net realized gains ........................................       (39,402)           (1,741)             --                --
                                                                   ------------      ------------    ------------      ------------
   Total distributions to shareholders ..........................    (2,066,517)         (331,500)       (214,879)         (150,614)
                                                                   ------------      ------------    ------------      ------------

CAPITAL SHARE TRANSACTIONS:
  Institutional Class Shares:
      Proceeds from Shares issued ...............................    42,026,820        20,851,672         253,763         4,653,476
      Issued to shareholders in reinvestment of distributions ...     1,704,750           309,357         213,868            70,718
      Cost of Shares redeemed ...................................    (8,324,599)      (14,640,199)       (210,682)         (952,210)
                                                                   ------------      ------------    ------------      ------------
     Increase (decrease) in net assets derived
       from Institutional Class Share transactions ..............    35,406,971         6,520,830         256,949         3,771,984
                                                                   ------------      ------------    ------------      ------------

  Investor Class Shares:
      Proceeds from Shares issued ...............................     2,658,745         5,308,760              --           258,341
      Issued to shareholders in reinvestment of distributions ...       285,404            13,704             524            79,388
      Cost of Shares redeemed ...................................      (382,868)       (1,458,753)        (26,574)       (2,031,143)
                                                                   ------------      ------------    ------------      ------------
     Increase (decrease) in net assets derived
       from Investor Class Share transactions ...................     2,561,281         3,863,711         (26,050)       (1,693,414)
                                                                   ------------      ------------    ------------      ------------

  C Class Shares:
      Proceeds from Shares issued ...............................       460,944           283,302             N/A               N/A
      Issued to shareholders in reinvestment of distributions ...        36,550             1,317             N/A               N/A
      Cost of Shares redeemed ...................................      (965,443)               --             N/A               N/A
                                                                   ------------      ------------    ------------      ------------
      Increase (decrease) in net assets derived
       from C Class Share transactions ..........................      (467,949)          284,619             N/A               N/A
                                                                   ------------      ------------    ------------      ------------
Increase (decrease) in net assets derived from capital share
  transactions ..................................................    37,500,303        10,669,160         230,899         2,078,570
                                                                   ------------      ------------    ------------      ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS .........................    47,369,566        13,658,501         597,755         2,110,247
                                                                   ------------      ------------    ------------      ------------
NET ASSETS AT END OF PERIOD .....................................  $ 82,139,238      $ 34,769,672    $  6,002,925      $  5,405,170
                                                                   ============      ============    ============      ============
Undistributed net investment income (loss) ......................  $         --      $     (4,098)   $     42,146      $     29,031
                                                                   ------------      ------------    ------------      ------------

OTHER INFORMATION:
SHARE TRANSACTIONS:
  Institutional Class Shares:
      Sold ......................................................     2,582,598         1,510,449          19,973           371,345
      Issued to shareholders in reinvestment of distributions ...       117,895            23,742          18,232             6,133
      Redeemed ..................................................      (506,117)       (1,064,704)        (17,172)          (77,440)
                                                                   ------------      ------------    ------------      ------------
         Total Institutional Class transactions .................     2,194,376           469,487          21,033           300,038
                                                                   ------------      ------------    ------------      ------------
  Investor Class Shares:
      Sold ......................................................       166,179           378,995              --            21,219
      Issued to shareholders in reinvestment of distributions ...        19,861             1,055              44             6,885
      Redeemed ..................................................       (24,428)         (102,944)         (2,005)         (160,000)
                                                                   ------------      ------------    ------------      ------------
         Total Investor Class transactions ......................       161,612           277,106          (1,961)         (131,896)
                                                                   ------------      ------------    ------------      ------------
  C Class Shares:
      Sold ......................................................        30,748            19,685             N/A               N/A
      Issued to shareholders in reinvestment of distributions ...         2,568               102             N/A               N/A
      Redeemed ..................................................       (61,755)               --             N/A               N/A
                                                                   ------------      ------------    ------------      ------------
         Total C Class transactions .............................       (28,439)           19,787             N/A               N/A
                                                                   ------------      ------------    ------------      ------------
Net increase (decrease) in capital shares .......................     2,327,549           766,380          19,072           168,142
                                                                   ============      ============    ============      ============


See Notes to Financial Statements      45

STATEMENTS OF CHANGES IN NET ASSETS                    UNDISCOVERED MANAGERS(TM)

                                                                                                  MERGER &           SMALL CAP
                                                                                            ACQUISITION FUND(c)    GROWTH FUND(c)
                                                                                                PERIOD ENDED        PERIOD ENDED
                                                                                              AUGUST 31, 2001     AUGUST 31, 2001
                                                                                            --------------------  ---------------
NET ASSETS AT BEGINNING OF PERIOD .........................................................   $          --       $          --
                                                                                              -------------       -------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income (loss) ...........................................................           1,179            (173,120)
   Net realized gain (loss) on investments
     and foreign currency transactions ....................................................          12,719            (829,380)
  Net change in unrealized appreciation (depreciation) on
      investments and foreign currency transactions .......................................           1,039          (3,121,070)
                                                                                              -------------       -------------
   Net increase (decrease) in net assets resulting from operations ........................          14,937          (4,123,570)
                                                                                              -------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Institutional Class Shares:
      Net investment income ...............................................................            (474)                 --
      Net realized gains ..................................................................              --                  --
  Investor Class Shares:
      Net investment income ...............................................................              --                  --
      Net realized gains ..................................................................              --                  --
  C Class Shares:
      Net investment income ...............................................................              --                  --
      Net realized gains ..................................................................              --                  --
                                                                                              -------------       -------------
   Total distributions to shareholders ....................................................            (474)                 --
                                                                                              -------------       -------------
CAPITAL SHARE TRANSACTIONS:
  Institutional Class Shares:
      Proceeds from Shares issued .........................................................         200,000          45,415,979
      Issued to shareholders in reinvestment of distributions .............................             474                  --
      Cost of Shares redeemed .............................................................              --            (900,935)
                                                                                              -------------       -------------
      Increase (decrease) in net assets derived from Institutional Class Share
        transactions ......................................................................         200,474          44,515,044
                                                                                              -------------       -------------
  Investor Class Shares:
      Proceeds from Shares issued .........................................................             N/A                 N/A
      Issued to shareholders in reinvestment of distributions .............................             N/A                 N/A
      Cost of Shares redeemed .............................................................             N/A                 N/A
                                                                                              -------------       -------------
      Increase (decrease) in net assets derived from Investor Class Share transactions ....             N/A                 N/A
                                                                                              -------------       -------------
  C Class Shares:
      Proceeds from Shares issued .........................................................             N/A                 N/A
      Issued to shareholders in reinvestment of distributions .............................             N/A                 N/A
      Cost of Shares redeemed .............................................................             N/A                 N/A
                                                                                              -------------       -------------
      Increase (decrease) in net assets derived from C Class Share transactions ...........             N/A                 N/A
                                                                                              -------------       -------------
Increase (decrease) in net assets derived from capital share transactions .................         200,474          44,515,044
                                                                                              -------------       -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ...................................................         214,937          40,391,474
                                                                                              -------------       -------------
NET ASSETS AT END OF PERIOD ...............................................................   $     214,937       $  40,391,474
                                                                                              =============       =============
Undistributed net investment income (loss) ................................................   $         705       $          --
                                                                                              -------------       -------------
OTHER INFORMATION:
SHARE TRANSACTIONS:
  Institutional Class Shares:
      Sold ................................................................................          16,000           4,793,178
      Issued to shareholders in reinvestment of distributions .............................              38                  --
      Redeemed ............................................................................              --            (103,412)
                                                                                              -------------       -------------
         Total Institutional Class transactions ...........................................          16,038           4,689,766
                                                                                              -------------       -------------
  Investor Class Shares:
      Sold ................................................................................             N/A                 N/A
      Issued to shareholders in reinvestment of distributions .............................             N/A                 N/A
      Redeemed ............................................................................             N/A                 N/A
                                                                                              -------------       -------------
         Total Investor Class transactions ................................................             N/A                 N/A
                                                                                              -------------       -------------
  C Class Shares:
      Sold ................................................................................             N/A                 N/A
      Issued to shareholders in reinvestment of distributions .............................             N/A                 N/A
      Redeemed ............................................................................             N/A                 N/A
                                                                                              -------------       -------------
         Total C Class transactions .......................................................             N/A                 N/A
                                                                                              -------------       -------------
Net increase (decrease) in capital shares .................................................          16,038           4,689,766
                                                                                              =============       =============

----------

(a) On March 15, 2001, the Fund ceased offering C Class shares and all remaining shares were redeemed.

(b) On December 27, 2000, the Hidden Value Fund ceased offering Investor Class shares and all remaining shares were redeemed.

(c)  The Fund commenced investment operations on October 2, 2000.


                                       46      See Notes to Financial Statements

                                                       UNDISCOVERED MANAGERS(TM)

                                                                                                           INTERNATIONAL
                                                                                                       SMALL CAP EQUITY FUND
                                                                                                  YEAR ENDED            YEAR ENDED
                                                                                                AUGUST 31, 2001     AUGUST 31, 2000
                                                                                                ---------------     ---------------
NET ASSETS AT BEGINNING OF PERIOD ........................................................       $ 20,977,182        $  6,768,075
                                                                                                 ------------        ------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income (loss) ..........................................................             (2,215)            (89,912)
   Net realized gain (loss) on investments
     and foreign currency transactions ...................................................         (2,990,486)            974,145
  Net change in unrealized appreciation (depreciation) on
      investments and foreign currency transactions ......................................         (6,943,492)          2,338,548
                                                                                                 ------------        ------------
   Net increase (decrease) in net assets resulting from operations .......................         (9,936,193)          3,222,781
                                                                                                 ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Institutional Class Shares:
      Net investment income ..............................................................                 --                  --
      Net realized gains .................................................................           (846,932)            (91,237)
  Investor Class Shares:
      Net investment income ..............................................................                 --                  --
      Net realized gains .................................................................                 --                  --
  C Class Shares:
      Net investment income ..............................................................                 --                  --
      Net realized gains .................................................................                 --                  --
                                                                                                 ------------        ------------
   Total distributions to shareholders ...................................................           (846,932)            (91,237)
                                                                                                 ------------        ------------

CAPITAL SHARE TRANSACTIONS:
  Institutional Class Shares:
      Proceeds from Shares issued ........................................................          7,199,470          13,311,075
      Issued to shareholders in reinvestment of distributions ............................            844,363              91,237
      Cost of Shares redeemed ............................................................         (6,058,708)         (2,324,749)
                                                                                                 ------------        ------------
      Increase (decrease) in net assets derived from Institutional Class Share
        transactions .....................................................................          1,985,125          11,077,563
                                                                                                 ------------        ------------
  Investor Class Shares:
      Proceeds from Shares issued ........................................................                N/A                 N/A
      Issued to shareholders in reinvestment of distributions ............................                N/A                 N/A
      Cost of Shares redeemed ............................................................                N/A                 N/A
                                                                                                 ------------        ------------
      Increase (decrease) in net assets derived from Investor Class Share transactions ...                N/A                 N/A
                                                                                                 ------------        ------------
  C Class Shares:
      Proceeds from Shares issued ........................................................                N/A                 N/A
      Issued to shareholders in reinvestment of distributions ............................                N/A                 N/A
      Cost of Shares redeemed ............................................................                N/A                 N/A
                                                                                                 ------------        ------------
      Increase (decrease) in net assets derived from C Class Share transactions ..........                N/A                 N/A
                                                                                                 ------------        ------------
Increase (decrease) in net assets derived from capital share transactions ................          1,985,125          11,077,563
                                                                                                 ------------        ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..................................................         (8,798,000)         14,209,107
                                                                                                 ------------        ------------
NET ASSETS AT END OF PERIOD ..............................................................       $ 12,179,182        $ 20,977,182
                                                                                                 ============        ============
Undistributed net investment income (loss) ...............................................       $     (5,702)       $     (8,138)
                                                                                                 ------------        ------------

OTHER INFORMATION:
SHARE TRANSACTIONS:
  Institutional Class Shares:
      Sold ...............................................................................            443,062             536,334
      Issued to shareholders in reinvestment of distributions ............................             51,549               4,762
      Redeemed ...........................................................................           (389,218)            (94,150)
                                                                                                 ------------        ------------
         Total Institutional Class transactions ..........................................            105,393             446,946
                                                                                                 ------------        ------------
  Investor Class Shares:
      Sold ...............................................................................                N/A                 N/A
      Issued to shareholders in reinvestment of distributions ............................                N/A                 N/A
      Redeemed ...........................................................................                N/A                 N/A
                                                                                                 ------------        ------------
         Total Investor Class transactions ...............................................                N/A                 N/A
                                                                                                 ------------        ------------
  C Class Shares:
      Sold ...............................................................................                N/A                 N/A
      Issued to shareholders in reinvestment of distributions ............................                N/A                 N/A
      Redeemed ...........................................................................                N/A                 N/A
                                                                                                 ------------        ------------
         Total C Class transactions ......................................................                N/A                 N/A
                                                                                                 ------------        ------------
Net increase (decrease) in capital shares ................................................            105,393             446,946
                                                                                                 ============        ============


                                                                                                  INTERNATIONAL EQUITY FUND(a)
                                                                                                 YEAR ENDED          YEAR ENDED
                                                                                               AUGUST 31, 2001     AUGUST 31, 2000
                                                                                               ---------------     ---------------
NET ASSETS AT BEGINNING OF PERIOD ........................................................      $ 16,548,536        $  5,565,655
                                                                                                ------------        ------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income (loss) ..........................................................             9,010              (2,229)
   Net realized gain (loss) on investments
     and foreign currency transactions ...................................................        (2,098,958)            709,592
  Net change in unrealized appreciation (depreciation) on
      investments and foreign currency transactions ......................................        (1,568,109)            333,252
                                                                                                ------------        ------------
   Net increase (decrease) in net assets resulting from operations .......................        (3,658,057)          1,040,615
                                                                                                ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Institutional Class Shares:
      Net investment income ..............................................................                --            (101,488)
      Net realized gains .................................................................          (719,726)                 (4)
  Investor Class Shares:
      Net investment income ..............................................................                --                  --
      Net realized gains .................................................................                --                  --
  C Class Shares:
      Net investment income ..............................................................                --                (326)
      Net realized gains .................................................................            (8,731)                 --
                                                                                                ------------        ------------
   Total distributions to shareholders ...................................................          (728,457)           (101,818)
                                                                                                ------------        ------------

CAPITAL SHARE TRANSACTIONS:
  Institutional Class Shares:
      Proceeds from Shares issued ........................................................        14,182,349          10,741,738
      Issued to shareholders in reinvestment of distributions ............................           717,214             101,492
      Cost of Shares redeemed ............................................................       (20,941,396)           (922,088)
                                                                                                ------------        ------------
      Increase (decrease) in net assets derived from Institutional Class Share
        transactions .....................................................................        (6,041,833)          9,921,142
                                                                                                ------------        ------------
  Investor Class Shares:
      Proceeds from Shares issued ........................................................               N/A                 N/A
      Issued to shareholders in reinvestment of distributions ............................               N/A                 N/A
      Cost of Shares redeemed ............................................................               N/A                 N/A
                                                                                                ------------        ------------
      Increase (decrease) in net assets derived from Investor Class Share transactions ...               N/A                 N/A
                                                                                                ------------        ------------
  C Class Shares:
      Proceeds from Shares issued ........................................................             1,250             122,736
      Issued to shareholders in reinvestment of distributions ............................             8,731                 326
      Cost of Shares redeemed ............................................................           (93,911)               (120)
                                                                                                ------------        ------------
      Increase (decrease) in net assets derived from C Class Share transactions ..........           (83,930)            122,942
                                                                                                ------------        ------------
Increase (decrease) in net assets derived from capital share transactions ................        (6,125,763)         10,044,084
                                                                                                ------------        ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..................................................       (10,512,277)         10,982,881
                                                                                                ------------        ------------
NET ASSETS AT END OF PERIOD ..............................................................      $  6,036,259        $ 16,548,536
                                                                                                ============        ============
Undistributed net investment income (loss) ...............................................      $    (18,053)       $     (8,138)
                                                                                                ------------        ------------

OTHER INFORMATION:
SHARE TRANSACTIONS:
  Institutional Class Shares:
      Sold ...............................................................................         1,048,682             570,188
      Issued to shareholders in reinvestment of distributions ............................            48,757               5,728
      Redeemed ...........................................................................        (1,483,520)            (50,730)
                                                                                                ------------        ------------
         Total Institutional Class transactions ..........................................          (386,081)            525,186
                                                                                                ------------        ------------
  Investor Class Shares:
      Sold ...............................................................................               N/A                 N/A
      Issued to shareholders in reinvestment of distributions ............................               N/A                 N/A
      Redeemed ...........................................................................               N/A                 N/A
                                                                                                ------------        ------------
         Total Investor Class transactions ...............................................               N/A                 N/A
                                                                                                ------------        ------------
  C Class Shares:
      Sold ...............................................................................                78               6,839
      Issued to shareholders in reinvestment of distributions ............................               601                  18
      Redeemed ...........................................................................            (7,530)                 (7)
                                                                                                ------------        ------------
         Total C Class transactions ......................................................            (6,851)              6,850
                                                                                                ------------        ------------
Net increase (decrease) in capital shares ................................................          (392,932)            532,036
                                                                                                ============        ============

See Notes to Financial Statements      47

FINANCIAL HIGHLIGHTS                                   UNDISCOVERED MANAGERS(TM)

                                                                                    BEHAVIORAL GROWTH FUND(C)
                                                                ------------------------------------------------------------------
                                                                                     INSTITUTIONAL CLASS(1)
                                                                ------------------------------------------------------------------
                                                                   YEAR ENDED       YEAR ENDED      YEAR ENDED      PERIOD ENDED
                                                                AUGUST 31, 2001  AUGUST 31, 2000  AUGUST 31, 1999  AUGUST 31, 1998
                                                                ---------------  ---------------  ---------------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD .........................   $      30.40     $      21.38     $      11.86     $      12.50
                                                                 ============     ============     ============     ============
Income from Investment Operations:
    Net investment income (loss) .............................          (0.22)           (0.28)           (0.13)           (0.02)
    Net realized and unrealized gain (loss) on investments ...         (14.57)            9.30             9.65            (0.62)
                                                                 ------------     ------------     ------------     ------------
    Total Income (Loss) from Investment Operations ...........         (14.79)            9.02             9.52            (0.64)
Less Distributions:
    Dividends from net investment income .....................           0.00             0.00             0.00             0.00
    Distributions from capital gains .........................          (1.14)            0.00             0.00             0.00
                                                                 ------------     ------------     ------------     ------------
    Total Distributions ......................................          (1.14)            0.00             0.00             0.00
                                                                 ------------     ------------     ------------     ------------

Net increase (decrease) in net asset value ...................         (15.93)            9.02             9.52            (0.64)
                                                                 ------------     ------------     ------------     ------------

NET ASSET VALUE, END OF PERIOD ...............................   $      14.47     $      30.40     $      21.38     $      11.86
                                                                 ============     ============     ============     ============

TOTAL RETURN** ...............................................         (49.63)%          42.19%           80.27%           (5.12)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s) ..........................   $    106,195     $    263,268     $     94,075     $      5,254
Ratios to average net assets (+):
    Net investment income (loss) including reimbursement .....          (1.16)%          (0.97)%          (0.72)%          (0.35)%*
    Operating expenses including reimbursement ...............           1.30%            1.30%            1.30%            1.30%*
Portfolio turnover rate** ....................................             97%              90%              72%              67%
+   The operating expenses may reflect a reduction of the investment advisory fee, an allocation of expenses to the
    Investment Adviser, or both.
        Had such actions not been taken, the ratios would have been as follows:
    Net investment income (loss) ......................                 (1.29)%          (1.11)%          (1.26)%          (5.08)%*
    Operating expenses.................................                  1.43%            1.44%            1.84%            6.03%*

----------

  *   Annualized

 **   For periods less than one year, percentages are not annualized.

(1) The Fund's Institutional Class commenced investment operations on December 31, 1997.

(2)   The Fund commenced investment operations on December 28, 1998.

(3)   The Fund's Investor Class commenced investment operations on
      March 24, 1999.

(4) The Fund's Institutional Class commenced investment operations on January 1, 1998.

(5) The Fund's Institutional Class commenced investment operations on December 30, 1997.

(6) The Fund's Institutional Class commenced investment operations on December 30, 1998.

(7)   The Fund's Investor Class commenced investment operations on
      July 31, 1998.

(8)   The Fund commenced investment operations on October 2, 2000.

(A)   Represents less than $0.005 per share.

(B) On December 27, 2000, the Hidden Value Fund ceased offering Investor Class shares and all remaining shares were redeemed.

(C) On March 15, 2001, the Fund ceased offering C Class shares and all remaining shares were redeemed.

      PER SHARE DATA IS CALCULATED BASED UPON THE AVERAGE SHARES OUTSTANDING DURING THE PERIOD.


                                       48      See Notes to Financial Statements

                                                       UNDISCOVERED MANAGERS(TM)

                                                                                      BEHAVIORAL GROWTH FUND(C)
                                                               ---------------------------------------------------------------------
                                                                                          INVESTOR CLASS(7)
                                                               ---------------------------------------------------------------------
                                                                  YEAR ENDED        YEAR ENDED        YEAR ENDED      PERIOD ENDED
                                                               AUGUST 31, 2001   AUGUST 31, 2000   AUGUST 31, 1999   AUGUST 31, 1998
                                                               ---------------   ---------------   ---------------   ---------------
NET ASSET VALUE, BEGINNING OF PERIOD .........................    $    30.21      $     21.31      $      11.85      $      14.74
                                                                  ----------      -----------      ------------      ------------
Income from Investment Operations:
    Net investment income (loss) .............................         (0.28)           (0.38)            (0.20)             0.00(A)
    Net realized and unrealized gain (loss) on investments ...        (14.47)            9.28              9.66             (2.89)
                                                                  ----------      -----------      ------------      ------------
    Total Income (Loss) from Investment Operations ...........        (14.75)            8.90              9.46             (2.89)
Less Distributions:
    Dividends from net investment income .....................          0.00             0.00              0.00              0.00
    Distributions from capital gains .........................         (1.14)            0.00              0.00              0.00
                                                                  ----------      -----------      ------------      ------------
    Total Distributions ......................................         (1.14)            0.00              0.00              0.00
                                                                  ----------      -----------      ------------      ------------

Net increase (decrease) in net asset value ...................        (15.89)            8.90              9.46             (2.89)
                                                                  ----------      -----------      ------------      ------------

NET ASSET VALUE, END OF PERIOD ...............................    $    14.32      $     30.21      $      21.31      $      11.85
                                                                  ==========      ===========      ============      ============

TOTAL RETURN** ...............................................        (49.82)%          41.76%            79.83%           (19.61)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s) ..........................    $    8,114      $    19,077      $      4,590      $         40
Ratios to average net assets (+):
    Net investment income (loss) including reimbursement .....         (1.51)%          (1.32)%           (1.09)%           (0.35)%*
    Operating expenses including reimbursement ...............          1.65%            1.65%             1.65%             1.30% *
Portfolio turnover rate** ....................................            97%              90%               72%               67%
+   The operating expenses may reflect a reduction of the investment advisory fee, an allocation of expenses to the
    Investment Adviser, or both.
        Had such actions not been taken, the ratios would have been as follows:
    Net investment income (loss) .............................         (1.64)%          (1.49)%           (1.77)%           (5.43)%*
    Operating expenses........................................          1.78%            1.82%             2.33%             6.38% *

                                                                              BEHAVIORAL VALUE FUND
                                                               -----------------------------------------------------
                                                                              INSTITUTIONAL CLASS(2)
                                                               -----------------------------------------------------
                                                                  YEAR ENDED          YEAR ENDED       PERIOD ENDED
                                                               AUGUST 31, 2001     AUGUST 31, 2000   AUGUST 31, 1999
                                                               ---------------     ---------------   ---------------
NET ASSET VALUE, BEGINNING OF PERIOD .........................  $        19.68      $        15.11    $        12.50
                                                                --------------      --------------    --------------
Income from Investment Operations:
    Net investment income (loss) .............................           (0.13)              (0.06)            (0.03)
    Net realized and unrealized gain (loss) on investments ...            1.51                5.33              2.64
                                                                --------------      --------------    --------------
    Total Income (Loss) from Investment Operations ...........            1.38                5.27              2.61
Less Distributions:
    Dividends from net investment income .....................            0.00               (0.06)             0.00
    Distributions from capital gains .........................           (0.00)(A)           (0.64)             0.00
                                                                --------------      --------------    --------------
    Total Distributions ......................................           (0.00)              (0.70)             0.00
                                                                --------------      --------------    --------------

Net increase (decrease) in net asset value ...................            1.38                4.57              2.61
                                                                --------------      --------------    --------------

NET ASSET VALUE, END OF PERIOD ...............................  $        21.06      $        19.68    $        15.11
                                                                ==============      ==============    ==============

TOTAL RETURN** ...............................................            7.03%              35.99%            20.88%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s) ..........................  $       34,828      $       21,015    $        3,651
Ratios to average net assets (+):
    Net investment income (loss) including reimbursement .....           (0.66)%             (0.35)%           (0.35)%*
    Operating expenses including reimbursement ...............            1.40%               1.40%             1.40%*
Portfolio turnover rate** ....................................              36%                 54%               58%
+   The operating expenses may reflect a reduction of the investment advisory fee, an allocation of expenses to the
    Investment Adviser, or both.
        Had such actions not been taken, the ratios would have been as follows:
    Net investment income (loss) .............................           (0.95)%             (1.26)%           (6.84)%*
    Operating expenses........................................            1.69%               2.31%             7.89%*


See Notes to Financial Statements      49

FINANCIAL HIGHLIGHTS                                   UNDISCOVERED MANAGERS(TM)

                                                                                           REIT FUND(C)
                                                              --------------------------------------------------------------------
                                                                                     INSTITUTIONAL CLASS(4)
                                                              --------------------------------------------------------------------
                                                                 YEAR ENDED        YEAR ENDED        YEAR ENDED     PERIOD ENDED
                                                              AUGUST 31, 2001   AUGUST 31, 2000   AUGUST 31, 1999  AUGUST 31, 1998
                                                              ---------------   ---------------   ---------------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD ........................  $        12.47    $        11.19    $        10.64   $        12.50
                                                               --------------    --------------    --------------   --------------
Income from Investment Operations:
    Net investment income (loss) ............................            0.52              0.51              0.53             0.20
    Net realized and unrealized gain (loss) on investments ..            1.91              1.26              0.30            (2.06)
                                                               --------------    --------------    --------------   --------------
    Total Income (Loss) from Investment Operations ..........            2.43              1.77              0.83            (1.86)
Less Distributions:
    Dividends from net investment income ....................           (0.40)            (0.49)            (0.28)            0.00
    Distributions from capital gains ........................            0.00              0.00              0.00             0.00
                                                               --------------    --------------    --------------   --------------
    Total Distributions .....................................           (0.40)            (0.49)            (0.28)            0.00
                                                               --------------    --------------    --------------   --------------

Net increase (decrease) in net asset value ..................            2.03              1.28              0.55            (1.86)
                                                               --------------    --------------    --------------   --------------

NET ASSET VALUE, END OF PERIOD ..............................  $        14.50    $        12.47    $        11.19   $        10.64
                                                               ==============    ==============    ==============   ==============

TOTAL RETURN** ..............................................           19.83%            17.18%             7.84%          (14.88)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s) .........................  $       79,460    $       44,558    $       22,355   $        9,122
Ratios to average net assets (+):
    Net investment income (loss) including reimbursement ....            3.90%             4.51%             4.86%
                                                                                                                              4.85%*
    Operating expenses including reimbursement ..............            1.40%             1.40%             1.40%            1.40%*
Portfolio turnover rate** ...................................              29%               64%               67%              52%
+   The operating expenses may reflect a reduction of the investment advisory fee, an allocation of expenses to the
    Investment Adviser, or both.
        Had such actions not been taken, the ratios would have been as follows:
    Net investment income (loss) ............................            3.67%             4.01%             4.28%            1.63%*
    Operating expenses ......................................            1.63%             1.90%             1.98%            4.62%*

----------
  *   Annualized

 **   For periods less than one year, percentages are not annualized.

(1) The Fund's Institutional Class commenced investment operations on December 31, 1997.

(2)   The Fund commenced investment operations on December 28, 1998.

(3)   The Fund's Investor Class commenced investment operations on
      March 24, 1999.

(4) The Fund's Institutional Class commenced investment operations on January 1, 1998.

(5) The Fund's Institutional Class commenced investment operations on December 30, 1997.

(6) The Fund's Institutional Class commenced investment operations on December 30, 1998.

(7)   The Fund's Investor Class commenced investment operations on
      July 31, 1998.

(8)   The Fund commenced investment operations on October 2, 2000.

(A)   Represents less than $0.005 per share.

(B) On December 27, 2000, the Hidden Value Fund ceased offering Investor Class shares and all remaining shares were redeemed.

(C) On March 15, 2001, the Fund ceased offering C Class shares and all remaining shares were redeemed.

      PER SHARE DATA IS CALCULATED BASED UPON THE AVERAGE SHARES OUTSTANDING DURING THE PERIOD.



                                       50      See Notes to Financial Statements

                                                       UNDISCOVERED MANAGERS(TM)


                                                                                    REIT FUND(C)
                                                                ---------------------------------------------------
                                                                                 INVESTOR CLASS(3)
                                                                ---------------------------------------------------
                                                                   YEAR ENDED        YEAR ENDED       PERIOD ENDED
                                                                AUGUST 31, 2001   AUGUST 31, 2000   AUGUST 31, 1999
                                                                ---------------   ---------------   ---------------

NET ASSET VALUE, BEGINNING OF PERIOD ........................   $        12.44    $        11.18    $        10.13
                                                                --------------    --------------    --------------
Income from Investment Operations:
    Net investment income (loss) ............................             0.47              0.48              0.20
    Net realized and unrealized gain (loss) on investments ..             1.90              1.25              0.85
                                                                --------------    --------------    --------------
    Total Income (Loss) from Investment Operations ..........             2.37              1.73              1.05
Less Distributions:
    Dividends from net investment income ....................            (0.35)            (0.47)             0.00
    Distributions from capital gains ........................             0.00              0.00              0.00
                                                                --------------    --------------    --------------
    Total Distributions .....................................            (0.35)            (0.47)             0.00
                                                                --------------    --------------    --------------

Net increase (decrease) in net asset value ..................             2.02              1.26              1.05
                                                                --------------    --------------    --------------

NET ASSET VALUE, END OF PERIOD ..............................   $        14.46    $        12.44    $        11.18
                                                                ==============    ==============    ==============

TOTAL RETURN** ..............................................            19.39%            16.77%            10.37%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s) .........................   $          653    $          388    $          509
Ratios to average net assets (+):
    Net investment income (loss) including reimbursement ....             3.55%             4.38%             3.97%*
                                                                          1.75%             1.75%             1.75%*
    Operating expenses including reimbursement ..............               29%               64%               67%
Portfolio turnover rate** ...................................
+   The operating expenses may reflect a reduction of the investment advisory fee, an allocation of expenses to the
    Investment Adviser, or both.
          Had such actions not been taken, the ratios would have been as follows:
    Net investment income (loss) ............................             3.32%             3.75%             3.26%*
    Operating expenses ......................................             1.98%             2.38%             2.46%*

                                                                                      SPECIAL SMALL CAP FUND
                                                               --------------------------------------------------------------------
                                                                                      INSTITUTIONAL CLASS(5)
                                                               --------------------------------------------------------------------
                                                                  YEAR ENDED        YEAR ENDED       YEAR ENDED      PERIOD ENDED
                                                               AUGUST 31, 2001   AUGUST 31, 2000  AUGUST 31, 1999   AUGUST 31, 1998
                                                               ---------------   ---------------  ---------------   ---------------
NET ASSET VALUE, BEGINNING OF PERIOD ........................    $     14.09      $      12.83      $     10.40       $     12.50
                                                                 -----------      ------------      -----------       -----------
Income from Investment Operations:
    Net investment income (loss) ............................          (0.08)             0.06            (0.06)            (0.03)
    Net realized and unrealized gain (loss) on investments ..           2.09              1.20             2.49             (2.07)
                                                                 -----------      ------------      -----------       -----------
    Total Income (Loss) from Investment Operations ..........           2.01              1.26             2.43             (2.10)
Less Distributions:
    Dividends from net investment income ....................          (0.06)             0.00             0.00              0.00
    Distributions from capital gains ........................          (0.82)             0.00             0.00              0.00
                                                                 -----------      ------------      -----------       -----------
    Total Distributions .....................................          (0.88)             0.00             0.00              0.00
                                                                 -----------      ------------      -----------       -----------

Net increase (decrease) in net asset value ..................           1.13              1.26             2.43             (2.10)
                                                                 -----------      ------------      -----------       -----------

NET ASSET VALUE, END OF PERIOD ..............................    $     15.22      $      14.09      $     12.83       $     10.40
                                                                 ===========      ============      ===========       ===========

TOTAL RETURN** ..............................................          15.43%             9.82%           23.37%           (16.80)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s) .........................    $    21,300      $     19,268      $    16,078       $    11,286
Ratios to average net assets (+):
    Net investment income (loss) including reimbursement ....          (0.70)%            0.44%           (0.52)%           (0.51)%*
                                                                        2.11%             1.20%            1.66%             1.70%*
    Operating expenses including reimbursement ..............             21%               60%              42%                9%
Portfolio turnover rate** ...................................
+   The operating expenses may reflect a reduction of the investment advisory fee, an allocation of expenses to the
    Investment Adviser, or both.
          Had such actions not been taken, the ratios would have been as follows:
    Net investment income (loss) ............................          (1.05)%            0.24%           (0.70)%           (3.13)%*
    Operating expenses ......................................           2.46%             1.40%            1.84%             4.32%*


See Notes to Financial Statements      51

FINANCIAL HIGHLIGHTS                                   UNDISCOVERED MANAGERS(TM)

                                                                                 SMALL CAP VALUE FUND(C)
                                                              --------------------------------------------------------------------
                                                                                INSTITUTIONAL CLASS(5)
                                                              --------------------------------------------------------------------
                                                                YEAR ENDED        YEAR ENDED       YEAR ENDED       PERIOD ENDED
                                                              AUGUST 31, 2001   AUGUST 31, 2000   AUGUST 31, 1999  AUGUST 31, 1998
                                                              ---------------   ---------------   ---------------  ---------------

NET ASSET VALUE, BEGINNING OF PERIOD ........................  $       14.97     $       13.54     $       10.90    $       12.50
                                                               -------------     -------------     -------------    -------------
Income from Investment Operations:
    Net investment income (loss) ............................           0.00(A)           0.00(A)          (0.01)            0.00(A)
    Net realized and unrealized gain (loss) on investments ..           3.48              1.61              2.72            (1.60)
                                                               -------------     -------------     -------------    -------------
    Total Income (Loss) from Investment Operations ..........           3.48              1.61              2.71            (1.60)
Less Distributions:
    Dividends from net investment income ....................           0.00              0.00             (0.02)            0.00
    Distributions from capital gains ........................          (0.78)            (0.18)            (0.05)            0.00
                                                               -------------     -------------     -------------    -------------
    Total Distributions .....................................          (0.78)            (0.18)            (0.07)            0.00
                                                               -------------     -------------     -------------    -------------

Net increase (decrease) in net asset value ..................           2.70              1.43              2.64            (1.60)
                                                               -------------     -------------     -------------    -------------

NET ASSET VALUE, END OF PERIOD ..............................  $       17.67     $       14.97     $       13.54    $       10.90
                                                               =============     =============     =============    =============

TOTAL RETURN** ..............................................          24.37%            12.08%            24.89%          (12.80)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s) .........................  $      73,217     $      29,171     $      20,038    $      13,849
Ratios to average net assets(+):
    Net investment income (loss) including reimbursement ....          (0.03)%            0.00%            (0.11)%           0.15%*
    Operating expenses including reimbursement ..............           1.40%             1.40%             1.40%            1.40%*
Portfolio turnover rate** ...................................             52%               58%               56%              10%
+   The operating expenses may reflect a reduction of the investment advisory fee, an allocation of expenses to the
    Investment Adviser, or both.
        Had such actions not been taken, the ratios would have been as follows:
    Net investment income (loss) ............................          (0.32)%           (0.50)%           (0.85)%          (3.32)%*
    Operating expenses ......................................           1.69%             1.90%             2.14%            4.87%*

----------

  *   Annualized

 **   For periods less than one year, percentages are not annualized.

(1) The Fund's Institutional Class commenced investment operations on December 31, 1997.

(2)   The Fund commenced investment operations on December 28, 1998.

(3)   The Fund's Investor Class commenced investment operations on
      March 24, 1999.

(4) The Fund's Institutional Class commenced investment operations on January 1, 1998.

(5) The Fund's Institutional Class commenced investment operations on December 30, 1997.

(6) The Fund's Institutional Class commenced investment operations on December 30, 1998.

(7)   The Fund's Investor Class commenced investment operations on
      July 31, 1998.

(8)   The Fund commenced investment operations on October 2, 2000.

(A)   Represents less than $0.005 per share.

(B) On December 27, 2000, the Hidden Value Fund ceased offering Investor Class shares and all remaining shares were redeemed.

(C) On March 15, 2001, the Fund ceased offering C Class shares and all remaining shares were redeemed.

      PER SHARE DATA IS CALCULATED BASED UPON THE AVERAGE SHARES OUTSTANDING DURING THE PERIOD.


                                       52      See Notes to Financial Statements

                                                                                     SMALL CAP VALUE FUND(C)
                                                              ---------------------------------------------------------------------
                                                                                       INVESTOR CLASS(7)
                                                              ---------------------------------------------------------------------
                                                                YEAR ENDED        YEAR ENDED       YEAR ENDED       PERIOD ENDED
                                                              AUGUST 31, 2001   AUGUST 31, 2000  AUGUST 31, 1999   AUGUST 31, 1998
                                                              ---------------   ---------------  ---------------   ---------------
NET ASSET VALUE, BEGINNING OF PERIOD ........................   $     14.89       $     13.52      $     10.91       $     13.45
                                                                -----------       -----------      -----------       -----------
Income from Investment Operations:
    Net investment income (loss) ............................         (0.06)            (0.06)           (0.07)             0.00(A)
    Net realized and unrealized gain (loss) on investments ..          3.46              1.61             2.74             (2.54)
                                                                -----------       -----------      -----------       -----------
    Total Income (Loss) from Investment Operations ..........          3.40              1.55             2.67             (2.54)
Less Distributions:
    Dividends from net investment income ....................          0.00              0.00            (0.01)             0.00
    Distributions from capital gains ........................         (0.78)            (0.18)           (0.05)             0.00
                                                                -----------       -----------      -----------       -----------
    Total Distributions .....................................         (0.78)            (0.18)           (0.06)             0.00
                                                                -----------       -----------      -----------       -----------

Net increase (decrease) in net asset value ..................          2.62              1.37             2.61             (2.54)
                                                                -----------       -----------      -----------       -----------
Net Asset Value, end of period ..............................   $     17.51       $     14.89      $     13.52       $     10.91
                                                                ===========       ===========      ===========       ===========

TOTAL RETURN** ..............................................         23.94%            11.65%           24.51%           (18.88)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s) .........................   $     8,922       $     5,179      $       957       $        31
Ratios to average net assets(+):
    Net investment income (loss) including reimbursement ....         (0.38)%           (0.48)%          (0.50)%            0.15%*
    Operating expenses including reimbursement ..............          1.75%             1.75%            1.75%             1.40%*
Portfolio turnover rate** ...................................            52%               58%              56%               10%
+  The operating expenses may reflect a reduction of the investment advisory fee, an allocation of expenses to the
   Investment Adviser, or both.
          Had such actions not been taken, the ratios would have been as follows:
    Net investment income (loss) ............................         (0.67)%           (1.10)%          (1.43)%           (3.67)%*
    Operating expenses ......................................          2.04%             2.37%            2.68%             5.22%*

                                                                                        HIDDEN VALUE(B)
                                                              ---------------------------------------------------------------------
                                                                                    INSTITUTIONAL CLASS(1)
                                                              ---------------------------------------------------------------------
                                                                YEAR ENDED       YEAR ENDED          YEAR ENDED      PERIOD ENDED
                                                              AUGUST 31, 2001  AUGUST 31, 2000     AUGUST 31, 1999  AUGUST 31, 1998
                                                              ---------------  ---------------     ---------------  ---------------
Net Asset Value, beginning of period ........................   $     12.50      $     12.48         $      9.76      $     12.50
                                                                -----------      -----------         -----------      -----------
Income from Investment Operations:
    Net investment income (loss) ............................          0.09             0.11                0.06             0.03
    Net realized and unrealized gain (loss) on investments ..          1.22             0.58                2.86            (2.77)
                                                                -----------      -----------         -----------      -----------
    Total Income (Loss) from Investment Operations ..........          1.31             0.69                2.92            (2.74)
Less Distributions:
    Dividends from net investment income ....................         (0.07)           (0.08)              (0.08)            0.00
    Distributions from capital gains ........................         (0.45)           (0.59)              (0.12)            0.00
                                                                -----------      -----------         -----------      -----------
    Total Distributions .....................................         (0.52)           (0.67)              (0.20)            0.00
                                                                -----------      -----------         -----------      -----------

Net increase (decrease) in net asset value ..................          0.79             0.02                2.72            (2.74)
                                                                -----------      -----------         -----------      -----------

Net Asset Value, end of period ..............................   $     13.29      $     12.50         $     12.48      $      9.76
                                                                ===========      ===========         ===========      ===========

Total Return** ..............................................         10.99%            5.99%              30.11%          (21.92)%
Ratios/Supplemental Data:
Net Assets, end of period (in 000s) .........................   $     6,003      $     5,381         $     1,628      $       925
Ratios to average net assets(+):
    Net investment income (loss) including reimbursement ....          0.69%            1.10%               0.45%            0.58%*
    Operating expenses including reimbursement ..............          1.30%            1.30%               1.30%            1.30%*
Portfolio turnover rate** ...................................            42%             112%                 74%              74%
+  The operating expenses may reflect a reduction of the investment advisory fee, an allocation of expenses to the
   Investment Adviser, or both.
          Had such actions not been taken, the ratios would have been as follows:
   Net investment income (loss) .............................         (1.00)%          (1.45)%             (4.18)%         (15.16)%*
    Operating expenses ......................................          2.99%            3.85%               5.93%           17.04%*


See Notes to Financial Statements      53

FINANCIAL HIGHLIGHTS                                   UNDISCOVERED MANAGERS(TM)

                                                                                MERGER &              SMALL CAP
                                                                            ACQUISITION FUND         GROWTH FUND
                                                                         ----------------------  ----------------------
                                                                         INSTITUTIONAL CLASS(8)  INSTITUTIONAL CLASS(8)
                                                                         ----------------------  ----------------------
                                                                              PERIOD ENDED           PERIOD ENDED
                                                                             AUGUST 31, 2001        AUGUST 31, 2001
                                                                         ----------------------  ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD .......................                    $    12.50             $    12.50
                                                                                ----------             ----------
Income from Investment Operations:
  Net investment income (loss) .............................                          0.07                  (0.08)
  Net realized and unrealized gain (loss) on investments ...                          0.86                  (3.81)
                                                                                ----------             ----------
  Total Income (Loss) from Investment Operations ...........                          0.93                  (3.89)
Less Distributions:
  Dividends from net investment income .....................                         (0.03)                  0.00
  Distributions from capital gains .........................                          0.00                   0.00
                                                                                ----------             ----------
  Total Distributions ......................................                         (0.03)                  0.00
                                                                                ----------             ----------

Net increase (decrease) in net asset value .................                          0.90                  (3.89)
                                                                                ----------             ----------

Net Asset Value, end of period .............................                    $    13.40             $     8.61
                                                                                ==========             ==========

TOTAL RETURN** .............................................                          7.46%                (31.12)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s) ........................                    $      215             $   40,391
Ratios to average net assets (+):
  Net investment income (loss) including reimbursement .....                          0.62%*                (0.88)%*
  Operating expenses including reimbursement ...............                          1.30%*                 1.20%*
Portfolio turnover rate** ..................................                           250%                   127%
+ The operating expenses may reflect a reduction of the investment advisory fee, an allocation of expenses to the
  Investment Adviser, or both.
  Had such actions not been taken, the ratios would have been as follows:
  Net investment income (loss) ........................                             (19.41)%*               (1.51)%*
  Operating expenses...................................                              21.33%*                 1.83%*

----------

  *  Annualized

 **  For periods less than one year, percentages are not annualized.

(1) The Fund's Institutional Class commenced investment operations on December 31, 1997.

(2)  The Fund commenced investment operations on December 28, 1998.

(3)  The Fund's Investor Class commenced investment operations on March 24,
     1999.

(4) The Fund's Institutional Class commenced investment operations on January 1, 1998.

(5) The Fund's Institutional Class commenced investment operations on December 30, 1997.

(6) The Fund's Institutional Class commenced investment operations on December 30, 1998.

(7)  The Fund's Investor Class commenced investment operations on July 31, 1998.

(8)  The Fund commenced investment operations on October 2, 2000.

(A)  Represents less than $0.005 per share.

(B) On December 27, 2000, the Hidden Value Fund ceased offering Investor Class shares and all remaining shares were redeemed.

(C) On March 15, 2001, the Fund ceased offering C Class shares and all remaining shares were redeemed.

     PER SHARE DATA IS CALCULATED BASED UPON THE AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

                                       54      See Notes to Financial Statements

                                                       UNDISCOVERED MANAGERS(TM)

                                                                                  INTERNATIONAL SMALL CAP EQUITY FUND
                                                                                          INSTITUTIONAL CLASS(6)
                                                                            ---------------------------------------------------
                                                                              YEAR ENDED        YEAR ENDED       PERIOD ENDED
                                                                            AUGUST 31, 2001   AUGUST 31, 2000   AUGUST 31, 1999
                                                                            ---------------   ---------------   ---------------
NET ASSET VALUE, BEGINNING OF PERIOD .......................                  $    23.46        $    15.13        $    12.50
                                                                              ----------        ----------        ----------
Income from Investment Operations:
  Net investment income (loss) .............................                        0.00(A)          (0.15)            (0.02)
  Net realized and unrealized gain (loss) on investments ...                      (10.29)             8.68              2.65
                                                                              ----------        ----------        ----------
  Total Income (Loss) from Investment Operations ...........                      (10.29)             8.53              2.63
Less Distributions:
  Dividends from net investment income .....................                        0.00              0.00              0.00
  Distributions from capital gains .........................                       (0.99)            (0.20)             0.00
                                                                              ----------        ----------        ----------
  Total Distributions ......................................                       (0.99)            (0.20)             0.00
                                                                              ----------        ----------        ----------
Net increase (decrease) in net asset value .................                      (11.28)             8.33              2.63
                                                                              ----------        ----------        ----------
Net Asset Value, end of period .............................                  $    12.18        $    23.46        $    15.13
                                                                              ==========        ==========        ==========
TOTAL RETURN** .............................................                      (44.94)%           56.70%            21.04%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s) ........................                  $   12,179        $   20,977        $    6,768
Ratios to average net assets (+):
  Net investment income (loss) including reimbursement .....                       (0.01)%           (0.65)%           (0.22)%*
  Operating expenses including reimbursement ...............                        1.60%             1.60%             1.60%*
Portfolio turnover rate** ..................................                          26%               20%               52%
+ The operating expenses may reflect a reduction of the investment advisory fee, an allocation of expenses to the
  Investment Adviser, or both.
  Had such actions not been taken, the ratios would have been as follows:
  Net investment income (loss) ........................                            (0.40)%           (1.23)%           (2.35)%*
  Operating expenses...................................                             1.99%             2.18%             3.73%*

                                                                                      INTERNATIONAL EQUITY FUND(C)
                                                                                         INSTITUTIONAL CLASS(6)
                                                                            ----------------------------------------------------
                                                                              YEAR ENDED        YEAR ENDED        PERIOD ENDED
                                                                            AUGUST 31, 2001   AUGUST 31, 2000    AUGUST 31, 1999
                                                                            ---------------   ---------------    ---------------
NET ASSET VALUE, BEGINNING OF PERIOD .......................                  $    17.87        $    14.13         $    12.50
                                                                              ----------        ----------         ----------
Income from Investment Operations:
  Net investment income (loss) .............................                        0.01              0.00(A)            0.09
  Net realized and unrealized gain (loss) on investments ...                       (5.30)             3.99               1.54
                                                                              ----------        ----------         ----------
  Total Income (Loss) from Investment Operations ...........                       (5.29)             3.99               1.63
Less Distributions:
  Dividends from net investment income .....................                        0.00             (0.25)              0.00
  Distributions from capital gains .........................                       (1.26)             0.00               0.00
                                                                              ----------        ----------         ----------
  Total Distributions ......................................                       (1.26)            (0.25)              0.00
                                                                              ----------        ----------         ----------
Net increase (decrease) in net asset value .................                       (6.55)             3.74               1.63
                                                                              ----------        ----------         ----------
Net Asset Value, end of period .............................                  $    11.32        $    17.87         $    14.13
                                                                              ==========        ==========         ==========
TOTAL RETURN** .............................................                      (31.20)%           28.26%             13.04%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s) ........................                  $    6,036        $   16,427         $    5,566
Ratios to average net assets (+):
  Net investment income (loss) including reimbursement .....                        0.10%            (0.02)%             1.08%*
  Operating expenses including reimbursement ...............                        1.45%             1.45%              1.45%*
Portfolio turnover rate** ..................................                          50%               24%                10%
+ The operating expenses may reflect a reduction of the investment advisory fee, an allocation of expenses to the
  Investment Adviser, or both.
  Had such actions not been taken, the ratios would have been as follows:
  Net investment income (loss) ........................                            (0.90)%           (0.92)%            (1.07)%*
  Operating expenses...................................                             2.45%             2.35%              3.60%*


See Notes to Financial Statements      55

NOTES TO FINANCIAL STATEMENTS                          UNDISCOVERED MANAGERS(TM)
August 31, 2001

1.       ORGANIZATION

Undiscovered Managers Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust currently consists of ten separately managed funds advised by Undiscovered Managers, LLC (the "Adviser"). The accompanying financial statements and financial highlights are those of Undiscovered Managers Behavioral Growth Fund ("Behavioral Growth Fund"), Undiscovered Managers Behavioral Value Fund ("Behavioral Value Fund"), Undiscovered Managers REIT Fund ("REIT Fund"), Undiscovered Managers Special Small Cap Fund ("Special Small Cap Fund"), Undiscovered Managers Small Cap Value Fund ("Small Cap Value Fund"), Undiscovered Managers Hidden Value Fund ("Hidden Value Fund"), UM Merger & Acquisition Fund ("Merger & Acquisition Fund"), UM Small Cap Growth Fund ("Small Cap Growth Fund"), UM International Small Cap Equity Fund ("International Small Cap Equity Fund"), and UM International Equity Fund ("International Equity Fund"), each a "Fund", and collectively, the "Funds". Each Fund is a diversified fund except for Special Small Cap Fund and REIT Fund, which are non-diversified.

Behavioral Growth Fund, REIT Fund and Small Cap Value Fund had outstanding as of August 31, 2001 two classes of shares (Institutional Class shares and Investor Class shares). Behavioral Value Fund, Special Small Cap Fund, Hidden Value Fund, International Small Cap Equity Fund, International Equity Fund, Merger & Acquisition Fund and Small Cap Growth Fund had outstanding as of August 31, 2001 only Institutional Class shares. Each share of a particular Fund represents an interest in the assets of the relevant Fund and has identical dividend, liquidation and other rights as the other shares of the Fund, except that, in the case of a Fund with multiple classes of shares, certain expenses may be incurred by the one class of shares which may result in differences in dividend and liquidation values. Each share of a Fund has one vote, with fractional shares voting proportionally. On any matter submitted to a vote of all Trust shareholders, all Trust shares entitled to vote will vote together irrespective of Fund or class unless the rights of a particular Fund or class would be adversely affected by the vote, in which case a separate vote of that Fund or class will be required to decide the question. Each class of shares bears its own proportional share of fund level expenses with the Investor Class shares bearing a service and distribution fee.

2.       SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Portfolio Valuation: Domestic and foreign investments in securities which are traded on a recognized stock exchange or on the NASDAQ National Market System are normally valued at their last sale price on the exchange where primarily traded or, if there is no reported sale during the day, or in the case of over-the-counter securities not traded on a recognized stock exchange or on the NASDAQ National Market System, at the last bid price. Short-term obligations that mature in sixty days or less are valued at amortized cost, which approximates market value. All other securities for which market quotations are not readily available (including restricted securities) and all other assets are appraised at their fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

Foreign Currency Translation: The books and records of each Fund are maintained in United States (U.S.) dollars. Foreign currencies, commitments under forward foreign currency contracts, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of each business day, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations arising as a result of changes in foreign exchange rates from the changes in the market prices of securities. Unrealized gains and losses on other assets and liabilities, which result from changes in foreign exchange rates have been included in net unrealized appreciation/(depreciation) on foreign currency related transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses occurring between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of each Fund and the amounts actually received.

                                                       UNDISCOVERED MANAGERS(TM)

Forward Foreign Currency Exchange Contracts: International Small Cap Equity Fund and International Equity Fund may participate in forward currency exchange contracts, but such participation will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund generally arising in connection with the purchase or sale of its portfolio securities. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of the default. Risk may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Contracts are marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. Realized gains or losses arising from such transactions are included in net realized gains or losses from foreign currency transactions.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method on the date that security is sold. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code and to distribute substantially all of its net investment income. Accordingly, no provisions for federal income taxes have been made in the accompanying financial statements. The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains.

Classes: For each Fund, any class-specific expenses are borne by the relevant class. Income, non-class specific expenses and realized and unrealized gains (losses) are allocated to the respective classes on the basis of relative net assets.

Expenses: The Trust accounts separately for the assets, liabilities, and operations of each Fund. Expenses directly attributable to a Fund are charged to that Fund, while expenses which are attributable to more than one Fund are allocated based upon the relative net assets of each Fund.

Cash: The Fund's uninvested cash balances are swept daily into an interest-bearing account at the custodial bank. Cash overdrafts are recorded as due to custodian on the statement of assets and liabilities and bear interest at a market rate.

Organization Costs: Organization costs are being amortized on a straight-line basis over five years for Behavioral Growth Fund, REIT Fund, Special Small Cap Fund, Small Cap Value Fund and Hidden Value Fund.

Repurchase Agreements: Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal to 102% of the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while the Fund seeks to assert its rights. The value of the collateral is monitored daily.

NOTES TO FINANCIAL STATEMENTS                          UNDISCOVERED MANAGERS(TM)
August 31, 2001

3.       INVESTMENT ADVISORY, SUB-ADVISORY, ADMINISTRATION AND OTHER FEES

For each Fund, the Trust and the Adviser are parties to a management agreement under which the Adviser provides services for a fee, computed daily and paid at least quarterly, at the following annual percentage rates based on the average daily net assets of each Fund: 0.95% for Behavioral Growth Fund, 1.05% for Behavioral Value Fund, 1.05% for REIT Fund, 0.65% to 1.65% (depending on the investment performance of the Fund) for Special Small Cap Fund, 1.05% for Small Cap Value Fund, 0.95% for Hidden Value Fund, 1.15% for International Small Cap Equity Fund, 0.95% for International Equity Fund, 0.95% for Merger & Acquisition Fund and 0.95% for Small Cap Growth Fund.

The advisory fee rate for Special Small Cap Fund is determined by adding to (or subtracting from) 1.15%, one-fifth of the number of basis points by which the total return of the Fund (excluding expenses) during the one-year period ending at the end of a calendar quarter exceeds (or falls short of) the total return of the Russell 2000 Index during the one-year period ending at the end of such a quarter. The advisory fee rate will not exceed the annual rate of 1.65% nor be less than the annual rate of 0.65%. For the year ended August 31, 2001, the advisory fee was accrued at the rate of 1.57%.

The Adviser has contractually agreed to reduce its management fees and pay the expenses of each Fund's Institutional Class and Investor Class shares in order to limit such classes' expenses (exclusive of brokerage costs, interest, taxes, and extraordinary expenses) to the following annual percentage rates of their respective average daily net assets, subject to the obligation of each class of a Fund to repay the Adviser such class's deferred fees and expenses in future years, if any, when such class's expenses (exclusive of brokerage costs, interest, taxes, and extraordinary expenses), fall below the stated percentage rate, but only to the extent that such repayment would not cause such class's expenses (exclusive of brokerage costs, interest, taxes, and extraordinary expenses), in any such future year, to exceed the stated percentage rate, and provided that such class is not obligated to repay any such deferred fees and expenses more than three years after the end of the fiscal year in which they were incurred (for expenses incurred prior to December 28, 1999, the Fund's repayment obligations extend until two years after the end of the fiscal year in which the expenses were incurred): 1.30% and 1.65% for Behavioral Growth Fund's Institutional Class and Investor Class shares, respectively; 1.40% for Behavioral Value Fund's Institutional Class shares; 1.40% and 1.75% for REIT Fund's Institutional Class and Investor Class shares, respectively; the sum of 0.55% plus the advisory fee rate for the year in question for Special Small Cap Fund's Institutional Class shares; 1.40% and 1.75% for Small Cap Value Fund's Institutional Class and Investor Class shares, respectively; 1.30% for Hidden Value Fund's Institutional Class shares; 1.60% for International Small Cap Equity Fund's Institutional Class shares; 1.45% for International Equity Fund's Institutional Class shares; 1.30% for Merger & Acquisition Fund's Institutional Class shares and 1.20% for Small Cap Growth Fund's Institutional Class shares.

For the year ended August 31, 2001, the Adviser reduced its fees and bore expenses pursuant to this contractual obligation. Such amounts are subject to recoupment through the end of the Trust's fiscal year ending August 31, 2004. Additionally, the Adviser reduced its fees and bore expenses pursuant to this obligation in prior years that are subject to recoupment through the Trust's fiscal years ending 2002 and 2003. Total amounts subject to recoupment as of August 31, 2001 are as follows: $511,809, $181,477, $303,875, $104,721,
$302,619, $192,951, $142,925, $204,846, $37,800, and $123,323, for Behavioral
Growth Fund, Behavioral Value Fund, REIT Fund, Special Small Cap Fund, Small Cap Value Fund, Hidden Value Fund, International Small Cap Equity Fund, International Equity Fund, Merger & Acquisition Fund and Small Cap Growth Fund, respectively.

                                                       UNDISCOVERED MANAGERS(TM)


The Adviser has entered into various sub-advisory agreements pursuant to which the Adviser shall pay each sub-adviser an annual fee at the following rates:


                                                                                FEE RATE AS % OF FUND'S
FUND                                SUB-ADVISER                                 AVERAGE DAILY NET ASSETS
Behavioral Growth Fund              Fuller & Thaler Asset                       0.60% of the first $200 million
                                    Management, Inc.                            0.55% of the next $100 million
                                                                                0.50% in excess of $300 million


Behavioral Value Fund               Fuller & Thaler Asset                       0.70% of the first $200 million
                                    Management, Inc.                            0.65% of the next $100 million
                                                                                0.60% in excess of $300 million


REIT Fund                           Bay Isle Financial Corporation              0.70% of the first $200 million
                                                                                0.65% of the next $100 million
                                                                                0.60% in excess of $300 million


Special Small Cap Fund              Kestrel Investment                          0.30% - 1.30%*
                                    Management Corporation


Small Cap Value Fund                J.L. Kaplan Associates, LLC                 0.70% of the first $200 million
                                                                                0.65% of the next $100 million
                                                                                0.60% in excess of $300 million


Hidden Value Fund                   J.L. Kaplan Associates, LLC                 0.60% of the first $200 million
                                                                                0.55% of the next $100 million
                                                                                0.50% in excess of $300 million


International Small Cap             Nordea Securities, Inc.                     0.80% of the first $200 million
Equity Fund                                                                     0.75% of the next $100 million
                                                                                0.70% in excess of $300 million


International Equity Fund           Nordea Securities, Inc.                     0.60% of the first $200 million
                                                                                0.55% of the next $100 million
                                                                                0.50% in excess of $300 million


Merger & Acquisition Fund           J.L. Kaplan Associates, LLC                 0.60% of the first $200 million
                                                                                0.55% of the next $100 million
                                                                                0.50% in excess of $300 million


Small Cap Growth Fund               Mazama Capital Management, Inc.             0.60% of the first $200 million
                                                                                0.55% of the next $100 million
                                                                                0.50% in excess of $300 million

* Sub-advisory fee rate for the Special Small Cap Fund varies depending on the investment performance of the Fund.

NOTES TO FINANCIAL STATEMENTS                          UNDISCOVERED MANAGERS(TM)
August 31, 2001


The Trust and the Adviser have entered into an Administrative Services Agreement, pursuant to which the Adviser has agreed to provide each Fund all administrative services. Under the Administrative Services Agreement, each Fund pays the Adviser a monthly fee at the annual rate of 0.25% of the Fund's average daily net assets.

The Trust has adopted a Service and Distribution Plan with respect to its Investor Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Investor Class 12b-1 Plan"). Under the Investor Class 12b-1 Plan, the Trust may pay fees as compensation for any or all of the following: (i) engaging in activities or bearing expenses primarily intended to result in the sale of Investor Class shares of the Trust, (ii) providing services relating to the Investor Class shares of the Trust (which would be in addition to any general services provided to a Fund as a whole) and (iii) providing additional personal services to the Trust's Investor Class shareholders and/or for the maintenance of Investor Class shareholder accounts. On an annual basis, the aggregate amount of fees under the Investor Class 12b-1 Plan with respect to each Fund authorized to issue Investor Class shares will not exceed 0.35% of the Fund's average daily net assets attributable to its Investor Class shares.

Prior to its implementation of the Investor Class 12b-1 Plan, Behavioral Growth Fund and Small Cap Value Fund had a Shareholder Servicing Plan relating to Investor Class shares (the "Shareholder Servicing Plan"). Pursuant to the Shareholder Servicing Plan, the Trust, on behalf of the Investor Class shares of each Fund, paid to the Adviser, as the shareholder servicing agent of the Investor Class shares of the Funds, or such other entity as from time to time act as the shareholder servicing agent of such Investor Class shares (the "Servicing Agent"), a fee for services rendered and expenses borne by the Servicing Agent in connection with the provision of certain services provided to Investor Class shareholders, at an annual rate not to exceed 0.35% of a Fund's average daily net assets attributable to such Fund's Investor Class shares.

The Bank of New York is the custodian for all the Funds. PFPC Distributors Inc. acts as the distributor for the Funds.

4.     DIVIDENDS FROM NET INVESTMENT INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

With respect to all Funds, dividends from net investment income, if any, are distributed at least annually and net realized capital gains from investment transactions, if any, are normally distributed to shareholders annually, but may, to the extent permitted by law, be made more frequently as deemed advisable by the Trustees of the Trust. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and capital gain distributions are determined in accordance with income tax requirements, which may differ from GAAP. To the extent the differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These reclassifications have no effect upon net assets or net asset values.

For the year ended August 31, 2001, differences in book and tax accounting have been reclassified to undistributed net investment income, accumulated realized gain (loss) and paid in capital as follows:


                                     INCREASE/              INCREASE/(DECREASE)        INCREASE/(DECREASE)
                                    (DECREASE)               UNDISTRIBUTED NET         ACCUMULATED NET
FUND                              PAID-IN CAPITAL          INVESTMENT INCOME (LOSS)    REALIZED GAIN/(LOSS)
Behavioral Growth Fund             $(2,002,032)               $ 2,003,322                $    (1,290)
Behavioral Value Fund                 (188,060)                   188,060                         --
REIT Fund                               (4,616)                     4,616                         --
Special Small Cap Fund                (137,644)                   135,583                      2,061
Small Cap Value Fund                        80                     52,380                    (52,460)
Hidden Value Fund                       (4,616)                     4,616                         --
International Small Cap
   Equity Fund                          (7,615)                     4,651                      2,964
International Equity Fund                   35                    (18,925)                    18,890
Small Cap Growth Fund                       --                    173,120                   (173,120)
Merger & Acquisition Fund                   --                         --                         --

                                                       UNDISCOVERED MANAGERS(TM)

5.       TRUSTEES' COMPENSATION

Certain officers of the Trust are affiliated with the Adviser. The Trust does not compensate any officers or any trustees who are affiliated with the Adviser. The Trust pays each unaffiliated trustee an annual retainer of $10,000. Each unaffiliated Trustee may elect not to receive such fees on a current basis but to receive in a subsequent period an amount equal to the value that would have resulted had the fees been invested in one or more of the Funds (selected in advance by the Trustee) on the normal payment date for such fees.

6.       INVESTMENT TRANSACTIONS

Aggregate purchases and proceeds from sales of investment securities (other than U.S. Government Obligations and short-term investments) for the year ended August 31, 2001 were:


FUND                                           AGGREGATE PURCHASES           PROCEEDS FROM SALES
Behavioral Growth Fund                             $   163,402,537              $    195,222,225
Behavioral Value Fund                                   21,290,110                     9,756,785
REIT Fund                                               44,679,871                    18,028,120
Special Small Cap Fund                                   4,036,370                     5,709,934
Small Cap Value Fund                                    59,818,848                    26,477,652
Hidden Value Fund                                        2,178,460                     2,519,169
International Small Cap Equity Fund                      5,656,012                     3,948,804
International Equity Fund                                4,771,894                    10,785,586
Merger & Acquisition Fund                                  725,854                       527,569
Small Cap Growth Fund                                   69,277,874                    25,473,749

The aggregate gross unrealized appreciation and depreciation and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis, as of August 31, 2001, for each Fund were as follows:


FUND                                             TAX COST          APPRECIATION         (DEPRECIATION)        NET APP. (DEP.)
Behavioral Growth Fund                       $105,997,141          $ 18,673,397          $(12,411,295)          $  6,262,102
Behavioral Value Fund                          27,929,235             7,405,075            (2,008,711)             5,396,364
REIT Fund                                      66,951,261            11,853,718                (1,867)            11,851,851
Special Small Cap Fund                         17,720,264             4,661,566            (1,679,977)             2,981,589
Small Cap Value Fund                           67,720,642            12,520,176            (2,512,340)            10,007,836
Hidden Value Fund                               5,176,072               731,698              (512,852)               218,846
International Small Cap Equity Fund            15,876,264               885,934            (4,626,419)            (3,740,485)
International Equity Fund                       7,086,147               327,331            (1,347,173)            (1,019,842)
Merger & Acquisition Fund                         211,004                 9,334                (8,295)                 1,039
Small Cap Growth Fund                          44,132,951             2,827,492            (7,106,768)            (4,279,276)

NOTES TO FINANCIAL STATEMENTS                          UNDISCOVERED MANAGERS(TM)
August 31, 2001

7.       CONCENTRATION OF RISK

Small Companies: All of the Funds may invest in companies with relatively small market capitalizations. Several of the Funds will invest primarily in such companies. Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with stocks of larger companies. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations.

Real Estate Investment Trusts: REIT Fund invests primarily in shares of real estate investment trusts. While the Fund will not invest in real estate directly, the Fund may be subject to risks similar to those associated with direct ownership of real estate. These risks may include, but are not limited to, price movement as a result of interest rate fluctuations, general and local economic conditions, and heavy cash flow dependency, in addition to securities market risks.

Foreign Securities: International Equity and International Small Cap Equity Funds invest primarily in foreign securities. Investments in foreign securities present risks not typically associated with investments in comparable securities of U.S. issuers. These risks include re-valuation of currencies, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Additionally, there may be less available information about a foreign corporate or government issuer than about a U.S. issuer, and securities of many foreign companies and governments may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

8.       CAPITAL LOSS CARRYFORWARDS

Capital losses incurred after October 31 ("Post-October losses") within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. As of August 31, 2001, the following Funds had temporary book/tax differences attributable to Post-October losses and capital loss carryforwards which are available to off-set future capital gains, if any, as follows:


FUND                                 POST-OCTOBER LOSSES     CARRYFORWARD AMOUNT       YEAR OF EXPIRATION
Behavioral Growth Fund                       $58,739,058             $23,015,202                     2009
International Equity Fund                      1,789,295                   7,873                     2009
Small Cap Value Fund                             801,597                      --                       --
International Small Cap Equity Fund            3,043,023                      --                       --

9.       TERMINATION OF FUNDS AND CLASSES OF SHARES

On December 27, 2000, All Cap Value Fund ceased investment activity and all shares of the Fund were redeemed. On December 27, 2000, Investor Class Shares of Hidden Value Fund were no longer offered and, on that date, all Investor Class shares of the Fund were redeemed. On March 2, 2001, Behavioral Long/Short Fund ceased investment activity and all shares of the Fund were redeemed. On March 15, 2001, Core Equity Fund ceased investment activity and all shares of the Fund were redeemed. As of March 15, 2001, C Class shares were no longer offered and, on that date, all C Class shares of the Funds were redeemed.

10.      SUBSEQUENT EVENTS

On July 18, 2001, the Trustees approved a resolution that actions be taken to cease the sale of Investor Class shares by REIT Fund. As of September 21, 2001, Investor Class shares of REIT Fund were no longer offered and, on that date, all Investor Class shares of the Fund were redeemed.

                                                       UNDISCOVERED MANAGERS(TM)


11.      FEDERAL INCOME TAX INFORMATION (unaudited)

The Funds designated the following as long-term capital gain dividends during the fiscal year ended August 31, 2001.


                                                               LONG-TERM CAPITAL
FUND                                                            GAINS DESIGNATED
Behavioral Growth Fund                                                $9,834,109
Behavioral Value Fund                                                      3,795
Hidden Value Fund                                                         40,171
International Equity Fund                                                728,493
International Small Cap Equity Fund                                      229,475
Small Cap Value Fund                                                   1,592,648
Special Small Cap Fund                                                 1,103,327

12.      SPECIAL MEETING OF SHAREHOLDERS (unaudited)

A Special Meeting of Shareholders of Undiscovered Managers Funds was held on July 20, 2001 to vote on the approval of new Management and Sub-Advisory Agreements relating to each Fund. The results were as follows:

MANAGEMENT AGREEMENT


FUND                                   VOTES FOR          VOTES AGAINST            ABSTENTIONS
Behavioral Growth Fund             4,913,757.715             61,142.870             53,051.799
Behavioral Value Fund              1,193,603.809              2,798.421             53,171.162
REIT Fund                          4,572,919.452              4,073.375             34,856.600
Special Small Cap Fund             1,341,278.015                  0.000              6,918.559
Small Cap Value Fund               2,387,979.716              9,238.271             67,660.088
Hidden Value Fund                    334,693.327                  0.000                  0.000
Merger & Acquisition Fund             16,038.374                  0.000                  0.000
Small Cap Growth Fund              1,750,676.000                  0.000                  0.000
International Small Cap
     Equity Fund                     587,350.391              2,133.831              9,798.015
International Equity Fund            600,688.155             12,916.717                  0.000

SUB-ADVISORY AGREEMENT


FUND                                   VOTES FOR          VOTES AGAINST            ABSTENTIONS
Behavioral Growth Fund             4,906,624.304             65,520.763             55,807.317
Behavioral Value Fund              1,191,730.716              2,798.421             55,044.255
REIT Fund                          4,572,228.890              5,543.784             34,076.753
Special Small Cap Fund             1,342,266.654                  0.000              5,929.920
Small Cap Value Fund               2,388,639.770              8,578.217             67,660.088
Hidden Value Fund                    334,693.327                  0.000                  0.000
Merger & Acquisition Fund             16,038.374                  0.000                  0.000
Small Cap Growth Fund              1,750,676.000                  0.000                  0.000
International Small Cap
     Equity Fund                     587,350.391              2,133.831              9,798.015
International Equity Fund            600,688.155             12,916.717                  0.000

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of
Undiscovered Managers Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Undiscovered Managers Funds (the "Trust") comprising Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund, Undiscovered Managers REIT Fund, Undiscovered Managers Special Small Cap Fund, Undiscovered Managers Small Cap Value Fund, Undiscovered Managers Hidden Value Fund, UM International Small Cap Equity Fund, UM International Equity Fund, UM Merger and Acquisition Fund, and UM Small Cap Growth Fund (the "Funds") as of August 31, 2001, and the related statements of operations and of changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Undiscovered Managers Funds as of August 31, 2001, and the results of their operations, the changes in their net assets and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
New York, New York
October 23, 2001



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



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


                                  HOW TO REACH

                            UNDISCOVERED MANAGERS(TM)

     BY PHONE

     CLIENT SERVICES,
     GENERAL INFORMATION OR
     TO OBTAIN A PROSPECTUS.................... (888) 242-3514 (TOLL-FREE)

       ACCOUNT INFORMATION .................... (800) 667-1224 (TOLL-FREE)

           A REGISTERED REPRESENTATIVE OF UNDISCOVERED MANAGERS CAN BE
                        REACHED FROM 7:30 AM - 7:00 PM CT

     BY FAX...............................................   (214) 999-7201

     BY MAIL...........................  700 NORTH PEARL STREET, SUITE 1625
                                                           DALLAS, TX 75201

     BY E-MAIL.........................     INVEST@UNDISCOVEREDMANAGERS.COM

                          WWW.UNDISCOVEREDMANAGERS.COM

                           UNDISCOVERED MANAGERS FUNDS
                             700 NORTH PEARL STREET
                                   SUITE 1625
                               DALLAS, TEXAS 75201
                                 (888) 242-3514

                          WWW.UNDISCOVEREDMANAGERS.COM

                                                                       UM-AR-801